UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2021

Balanced Fund
Investor Class (TWBIX)
I Class (ABINX)
R5 Class (ABGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	23.34%	11.41%	9.74%	—	10/20/88
Blended Index	—	24.02%	12.67%	10.99%	—	—
S&P 500 Index	—	42.91%	18.91%	16.20%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-0.48%	3.09%	3.00%	—	—
I Class	ABINX	23.58%	11.62%	9.96%	—	5/1/00
R5 Class	ABGNX	23.58%	—	—	11.31%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg U.S. Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $25,351

Blended Index — $28,367

S&P 500 Index — $44,939

Bloomberg U.S. Aggregate Bond Index — $13,437

Total Annual Fund Operating Expenses
Investor Class	I Class	R5 Class
0.91%	0.71%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Joseph Reiland, Justin Brown and Robert Bove

As of September 1, 2021, Joseph Reiland, Justin Brown and Robert Bove joined the portfolio management team, replacing Steve Rossi and Guan Wang. This reflects the equity allocation’s transition to the U.S. Sustainable Large Cap Core strategy. The equity allocation retains the S&P 500 Index as its benchmark.

Fixed-Income Portfolio Managers: Bob Gahagan, Charles Tan and Jason Greenblath

Brian Howell left the portfolio management team August 1, 2021. He is retiring, effective December 31, 2021. Jason Greenblath joined the team in his place.

Performance Summary

Balanced returned 23.34%* for the 12 months ended October 31, 2021. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index) returned 24.02%. Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The purpose of the broad bond market exposure is to reduce the volatility of the equity portfolio, providing a more attractive overall risk/return profile for investors. The total fund’s drivers of both absolute and relative returns, however, are typically a function of the equity allocation. Therefore, the performance attribution discussion focuses primarily on the equity segment.

Within Equities, Communication Services, Financials and Energy Detracted

The equity allocation performed very well in absolute terms but trailed the S&P 500 Index. The largest detractors from relative performance in the equity portfolio were the communication services, financials and energy sectors. In the communication services sector, an overweight to Take-Two Interactive Software, a gaming company, hindered relative returns. The company posted strong results as the pandemic surged in 2020 but shares were volatile as lockdowns were lifted and the economy reopened. We exited this position. An underweight position in The Walt Disney Co. also hampered the fund’s relative performance. The company experienced a surge in revenue from its streaming services late in 2020, which continued into 2021. An underweight position in the interactive media and services industry, especially in Alphabet, parent company of Google, also detracted from performance. Shares performed well on a surge in advertising revenues. We had some exposure to the stock, but less than the benchmark.

Performance in the financials sector was hampered by positioning in the capital markets, banking and insurance industries. The financials sector as a whole benefited from a rebound in the economy, strong financial markets and higher long-term bond yields.

In the energy sector, an underweight position hindered relative returns. An underweight position in the oil, gas and consumable fuels industry was the primary detractor. Shares of companies such as Exxon Mobil and Chevron performed well as prices for crude oil rose sharply from lows hit during the pandemic. The fund took advantage of this and exited its positions in Exxon Mobil and Chevron.

Materials and Health Care Led Equity Gains

The materials sector was the primary contributor to relative performance, reflecting the global economic recovery and increase in commodities prices. Positioning in the metals and mining industry was the primary driver of performance as companies such as Cleveland-Cliffs and Freeport-McMoRan benefited from surging prices for metals such as copper and gold. The fund took advantage of this and exited its positions in these shares. In the containers and packaging

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

industry, an overweighting of International Paper also contributed. We exited the position in this company.

The health care sector also helped relative performance, driven largely by stock selection in the biotechnology industry, where Moderna was the primary contributor. The company benefited from a surge in revenues due to sales of its COVID-19 vaccine. We locked in profits and exited the position. Selections in the health care providers and services industry also made a significant contribution. Companies in this industry benefited from the reopening of the economy, which resulted in a rise in elective surgeries that had been postponed during the height of the pandemic.

Other top contributors to relative performance for the 12-month period included an underweight position in the utilities sector. Rising bond yields hurt this sector due to its heavy dependence on debt financing and its status as a bond proxy. Elsewhere, selections in the semiconductors and semiconductor equipment industry contributed significantly to returns. Companies in the semiconductor equipment industry, especially Applied Materials and Lam Research, benefited from the shortage of computer chips, which prompted investment in the equipment used to make them. The fund exited its position in Lam Research.

Bond Allocation Limited Performance

Bond returns were limited as yields rose during the year (bond prices and yields move in opposite directions). Late in 2020, the approval of coronavirus vaccines resulted in a shift in sentiment as investors anticipated the lifting of lockdowns and an acceleration of economic growth. In addition, inflation concerns grew during the period due to a stronger economic outlook, loose monetary policy and massive fiscal spending. Inflation concerns and uncertainty about the Federal Reserve’s (Fed) plans to begin reducing its bond purchases weighed further on the market toward the end of the period. Nevertheless, at times bonds benefited from uncertainty when the delta variant of the coronavirus emerged and threatened to interfere with the economic recovery. Rising inflation throughout the economy led the Fed to raise its inflation forecast from 3.4% to 4.2% for 2021 and from 2.1% to 2.2% for 2022.

In that environment, Treasury bonds performed poorly. Investment-grade corporate bonds held up better, benefiting from the profit recovery in corporate America. The high-yield market also produced positive results, buoyed by attractive yields and the prospect of an improvement in the economy.

Outlook

The economic recovery is moderating even as inflation is rising. However, corporate profit growth remains strong and the federal government continues to apply massive fiscal stimulus to the economy. But with the major stock market indices at record highs, we will be on the lookout for volatility if investors’ assumptions about inflation, interest rates and corporate earnings disappoint. In addition, the coronavirus remains a source of uncertainty as we head into the winter months. We will continue to monitor the situation and invest appropriately. We believe that the continued economic and market uncertainty highlights the benefits of a balanced approach involving exposure to both stocks and bonds, which is intended to reduce overall price fluctuations and improve risk-adjusted performance.

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	61.3%
U.S. Treasury Securities	15.1%
Corporate Bonds	10.7%
U.S. Government Agency Mortgage-Backed Securities	4.0%
Collateralized Loan Obligations	2.8%
Collateralized Mortgage Obligations	2.3%
Asset-Backed Securities	2.0%
Commercial Mortgage-Backed Securities	0.8%
Municipal Securities	0.7%
Exchange-Traded Funds	0.4%
U.S. Government Agency Securities	0.3%
Sovereign Governments and Agencies	0.1%
Bank Loan Obligations	0.1%
Preferred Stocks	—*
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(1.8)%
*Category is less than 0.05% of total net assets.

Top Five Common Stocks Industries*	% of net assets
Software	6.6%
Interactive Media and Services	4.0%
Semiconductors and Semiconductor Equipment	3.7%
Capital Markets	3.1%
IT Services	2.9%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,067.80	$4.69	0.90%
I Class	$1,000	$1,068.90	$3.65	0.70%
R5 Class	$1,000	$1,068.90	$3.65	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
I Class	$1,000	$1,021.68	$3.57	0.70%
R5 Class	$1,000	$1,021.68	$3.57	0.70%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2021

	Shares/ Principal Amount	Value
COMMON STOCKS — 61.3%
Aerospace and Defense — 0.5%
Lockheed Martin Corp.	16,684	$5,544,427
Air Freight and Logistics — 0.6%
Expeditors International of Washington, Inc.	3,754	462,719
United Parcel Service, Inc., Class B	31,116	6,642,332
		7,105,051
Auto Components — 0.7%
Aptiv plc(1)	45,189	7,812,726
Automobiles — 0.8%
Tesla, Inc.(1)	8,105	9,028,970
Banks — 2.9%
Bank of America Corp.	225,947	10,795,747
JPMorgan Chase & Co.	74,062	12,582,393
Regions Financial Corp.	366,005	8,666,999
		32,045,139
Beverages — 0.9%
PepsiCo, Inc.	58,529	9,458,286
Biotechnology — 0.3%
Amgen, Inc.	13,080	2,707,168
Vertex Pharmaceuticals, Inc.(1)	6,094	1,126,963
		3,834,131
Building Products — 1.1%
Johnson Controls International plc	111,955	8,214,138
Masco Corp.	59,442	3,896,423
		12,110,561
Capital Markets — 3.1%
Ameriprise Financial, Inc.	15,081	4,556,422
BlackRock, Inc.	6,823	6,437,228
Intercontinental Exchange, Inc.	24,240	3,356,270
Morgan Stanley	114,861	11,805,414
S&P Global, Inc.	17,341	8,222,409
		34,377,743
Chemicals — 1.7%
Air Products and Chemicals, Inc.	10,511	3,151,303
Ecolab, Inc.	12,987	2,885,971
Linde plc	26,483	8,453,373
Sherwin-Williams Co. (The)	13,990	4,429,374
		18,920,021
Communications Equipment — 0.7%
Cisco Systems, Inc.	134,905	7,550,633
Consumer Finance — 0.5%
American Express Co.	32,193	5,594,499
Containers and Packaging — 0.4%
Ball Corp.	46,064	4,213,935
Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc.	25,505	1,351,510

	Shares/ Principal Amount	Value
Electric Utilities — 1.2%
NextEra Energy, Inc.	150,217	$12,818,017
Electrical Equipment — 0.8%
Eaton Corp. plc	29,843	4,916,933
Rockwell Automation, Inc.	13,640	4,356,616
		9,273,549
Electronic Equipment, Instruments and Components — 1.3%
CDW Corp.	29,040	5,420,316
Cognex Corp.	36,973	3,238,465
Keysight Technologies, Inc.(1)	35,196	6,335,984
		14,994,765
Energy Equipment and Services — 0.6%
Schlumberger NV	201,189	6,490,357
Entertainment — 1.2%
Electronic Arts, Inc.	20,275	2,843,569
Walt Disney Co. (The)(1)	59,074	9,987,641
		12,831,210
Equity Real Estate Investment Trusts (REITs) — 1.3%
Prologis, Inc.	102,329	14,833,612
Food and Staples Retailing — 1.0%
Costco Wholesale Corp.	8,454	4,155,479
Sysco Corp.	83,680	6,434,992
		10,590,471
Food Products — 0.5%
Mondelez International, Inc., Class A	77,611	4,714,092
Vital Farms, Inc.(1)	25,270	414,933
		5,129,025
Health Care Equipment and Supplies — 1.2%
Edwards Lifesciences Corp.(1)	58,216	6,975,441
Medtronic plc	43,227	5,181,188
ResMed, Inc.	5,679	1,493,066
		13,649,695
Health Care Providers and Services — 2.3%
Cigna Corp.	32,991	7,047,207
CVS Health Corp.	71,107	6,348,433
Humana, Inc.	6,554	3,035,551
UnitedHealth Group, Inc.	20,551	9,463,119
		25,894,310
Hotels, Restaurants and Leisure — 1.2%
Booking Holdings, Inc.(1)	1,820	4,405,820
Chipotle Mexican Grill, Inc.(1)	1,978	3,518,921
Expedia Group, Inc.(1)	31,713	5,213,934
		13,138,675
Household Products — 0.9%
Colgate-Palmolive Co.	36,034	2,745,431
Procter & Gamble Co. (The)	47,866	6,844,359
		9,589,790
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	36,848	8,055,710
Insurance — 1.0%
Marsh & McLennan Cos., Inc.	24,725	4,124,130

	Shares/ Principal Amount	Value
Prudential Financial, Inc.	29,414	$3,237,011
Travelers Cos., Inc. (The)	25,042	4,028,757
		11,389,898
Interactive Media and Services — 4.0%
Alphabet, Inc., Class A(1)	10,013	29,647,692
Alphabet, Inc., Class C(1)	2,236	6,630,657
Meta Platforms, Inc., Class A(1)	26,757	8,657,762
		44,936,111
Internet and Direct Marketing Retail — 2.3%
Amazon.com, Inc.(1)	7,680	25,900,262
IT Services — 2.9%
Accenture plc, Class A	23,597	8,466,368
Mastercard, Inc., Class A	23,276	7,809,563
PayPal Holdings, Inc.(1)	35,541	8,266,481
Visa, Inc., Class A	38,297	8,110,156
		32,652,568
Life Sciences Tools and Services — 1.3%
Agilent Technologies, Inc.	44,652	7,032,244
Thermo Fisher Scientific, Inc.	11,518	7,291,700
		14,323,944
Machinery — 1.4%
Cummins, Inc.	21,896	5,251,537
Parker-Hannifin Corp.	20,911	6,201,994
Xylem, Inc.	28,677	3,744,929
		15,198,460
Media — 0.3%
Comcast Corp., Class A	71,466	3,675,496
Multiline Retail — 0.3%
Target Corp.	14,160	3,676,219
Oil, Gas and Consumable Fuels — 0.8%
ConocoPhillips	114,291	8,513,537
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	9,787	3,174,218
Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	108,301	6,324,778
Merck & Co., Inc.	68,409	6,023,412
Novo Nordisk A/S, B Shares	33,860	3,712,914
Zoetis, Inc.	31,263	6,759,061
		22,820,165
Professional Services — 0.1%
IHS Markit Ltd.	11,290	1,475,829
Road and Rail — 0.7%
Norfolk Southern Corp.	15,066	4,415,091
Union Pacific Corp.	14,069	3,396,257
		7,811,348
Semiconductors and Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.(1)	35,173	4,228,850
Applied Materials, Inc.	45,768	6,254,197
ASML Holding NV	8,868	7,208,794
NVIDIA Corp.	62,501	15,979,631
Texas Instruments, Inc.	38,938	7,300,096
		40,971,568

	Shares/ Principal Amount	Value
Software — 6.6%
Adobe, Inc.(1)	10,308	$6,703,911
Microsoft Corp.	176,595	58,562,434
salesforce.com, Inc.(1)	16,993	5,092,632
ServiceNow, Inc.(1)	2,426	1,692,766
Workday, Inc., Class A(1)	7,324	2,123,813
		74,175,556
Specialty Retail — 1.7%
Home Depot, Inc. (The)	34,896	12,972,239
TJX Cos., Inc. (The)	64,609	4,231,243
Tractor Supply Co.	10,147	2,203,624
		19,407,106
Technology Hardware, Storage and Peripherals — 2.4%
Apple, Inc.	182,420	27,326,516
Textiles, Apparel and Luxury Goods — 1.0%
Deckers Outdoor Corp.(1)	6,184	2,444,597
NIKE, Inc., Class B	52,613	8,801,629
		11,246,226
TOTAL COMMON STOCKS (Cost $541,115,001)		684,911,845
U.S. TREASURY SECURITIES — 15.1%
U.S. Treasury Bonds, 5.00%, 5/15/37	$200,000	291,418
U.S. Treasury Bonds, 4.625%, 2/15/40	1,300,000	1,860,422
U.S. Treasury Bonds, 1.375%, 11/15/40	500,000	451,582
U.S. Treasury Bonds, 1.875%, 2/15/41	4,600,000	4,523,094
U.S. Treasury Bonds, 2.25%, 5/15/41	600,000	626,438
U.S. Treasury Bonds, 4.375%, 5/15/41	1,400,000	1,963,117
U.S. Treasury Bonds, 3.125%, 11/15/41	1,000,000	1,193,906
U.S. Treasury Bonds, 3.00%, 5/15/42	1,400,000	1,645,383
U.S. Treasury Bonds, 2.75%, 11/15/42	2,000,000	2,262,656
U.S. Treasury Bonds, 2.875%, 5/15/43	1,300,000	1,503,023
U.S. Treasury Bonds, 3.125%, 8/15/44	500,000	604,668
U.S. Treasury Bonds, 3.00%, 11/15/44	600,000	713,367
U.S. Treasury Bonds, 2.50%, 2/15/45(2)	1,500,000	1,644,434
U.S. Treasury Bonds, 2.75%, 8/15/47	200,000	232,598
U.S. Treasury Bonds, 3.375%, 11/15/48(2)	1,800,000	2,350,863
U.S. Treasury Bonds, 2.25%, 8/15/49	1,300,000	1,386,811
U.S. Treasury Bonds, 2.375%, 11/15/49	2,400,000	2,628,234
U.S. Treasury Bonds, 2.00%, 2/15/50	900,000	911,127
U.S. Treasury Bonds, 1.875%, 2/15/51	1,700,000	1,672,906
U.S. Treasury Bonds, 2.375%, 5/15/51	3,600,000	3,957,750
U.S. Treasury Bonds, 2.00%, 8/15/51	2,500,000	2,536,328
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	3,162,990	3,438,074
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	855,584	958,980
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	533,495	594,100
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	510,345	568,596
U.S. Treasury Notes, 0.50%, 3/15/23	7,600,000	7,620,930
U.S. Treasury Notes, 0.125%, 3/31/23	7,000,000	6,981,543
U.S. Treasury Notes, 0.25%, 4/15/23	400,000	399,594
U.S. Treasury Notes, 0.125%, 5/31/23	2,000,000	1,992,461
U.S. Treasury Notes, 0.25%, 6/15/23	500,000	498,994
U.S. Treasury Notes, 0.125%, 8/31/23	4,000,000	3,977,344

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 0.25%, 9/30/23	$3,500,000	$3,486,055
U.S. Treasury Notes, 0.375%, 10/31/23(3)	1,000,000	997,695
U.S. Treasury Notes, 2.875%, 11/30/23	6,600,000	6,920,461
U.S. Treasury Notes, 0.125%, 12/15/23	1,000,000	991,230
U.S. Treasury Notes, 2.375%, 2/29/24	1,500,000	1,561,582
U.S. Treasury Notes, 0.25%, 3/15/24	16,000,000	15,862,812
U.S. Treasury Notes, 0.375%, 4/15/24	8,500,000	8,443,389
U.S. Treasury Notes, 1.125%, 2/28/25	8,700,000	8,775,105
U.S. Treasury Notes, 0.25%, 5/31/25	1,000,000	975,664
U.S. Treasury Notes, 0.25%, 8/31/25	7,800,000	7,578,492
U.S. Treasury Notes, 2.625%, 12/31/25	2,200,000	2,340,852
U.S. Treasury Notes, 0.50%, 2/28/26	4,200,000	4,092,539
U.S. Treasury Notes, 0.75%, 5/31/26	3,500,000	3,438,887
U.S. Treasury Notes, 0.875%, 6/30/26	900,000	888,328
U.S. Treasury Notes, 0.75%, 8/31/26	5,000,000	4,900,195
U.S. Treasury Notes, 1.375%, 8/31/26	1,400,000	1,413,891
U.S. Treasury Notes, 1.625%, 10/31/26	100,000	102,164
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	719,045
U.S. Treasury Notes, 1.50%, 1/31/27	2,000,000	2,028,242
U.S. Treasury Notes, 1.125%, 2/28/27	2,700,000	2,684,232
U.S. Treasury Notes, 0.625%, 3/31/27	10,000,000	9,670,508
U.S. Treasury Notes, 0.50%, 6/30/27	500,000	478,271
U.S. Treasury Notes, 0.50%, 8/31/27	1,600,000	1,525,719
U.S. Treasury Notes, 0.625%, 12/31/27	3,500,000	3,344,209
U.S. Treasury Notes, 1.125%, 2/29/28	1,000,000	984,434
U.S. Treasury Notes, 1.25%, 3/31/28	1,700,000	1,683,697
U.S. Treasury Notes, 1.25%, 4/30/28	5,050,000	4,998,612
U.S. Treasury Notes, 1.25%, 6/30/28	2,400,000	2,370,891
U.S. Treasury Notes, 1.25%, 9/30/28	500,000	493,164
U.S. Treasury Notes, 1.625%, 5/15/31	500,000	503,633
U.S. Treasury Notes, 1.25%, 8/15/31	2,500,000	2,429,688
TOTAL U.S. TREASURY SECURITIES (Cost $166,232,413)		168,674,427
CORPORATE BONDS — 10.7%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 2/4/26	420,000	420,843
Boeing Co. (The), 3.625%, 2/1/31	380,000	404,913
Boeing Co. (The), 5.81%, 5/1/50	230,000	315,745
Raytheon Technologies Corp., 4.125%, 11/16/28	570,000	646,290
		1,787,791
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31(4)	335,000	331,695
Airlines — 0.1%
American Airlines 2021-1 Class A Pass Through Trust, 2.875%, 1/11/36(3)	181,000	182,357
British Airways Pass Through Trust, Series 2021-1, Class A, 2.90%, 9/15/36(4)	220,000	222,884
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(4)	568,000	631,020
		1,036,261
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 3.10%, 5/4/23	700,000	712,250
General Motors Co., 5.15%, 4/1/38	370,000	447,381

	Shares/ Principal Amount	Value
General Motors Financial Co., Inc., 2.75%, 6/20/25	$780,000	$810,213
General Motors Financial Co., Inc., 2.70%, 8/20/27	269,000	274,725
General Motors Financial Co., Inc., 2.40%, 10/15/28	465,000	462,331
Toyota Motor Credit Corp., MTN, 1.90%, 4/6/28	420,000	423,108
		3,130,008
Banks — 1.4%
Banco Santander SA, 2.96%, 3/25/31	600,000	611,606
Banco Santander SA, VRN, 1.72%, 9/14/27	200,000	197,060
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	713,000	687,830
Bank of America Corp., VRN, 3.42%, 12/20/28	265,000	283,520
Bank of America Corp., VRN, 2.57%, 10/20/32	1,561,000	1,565,511
Bank of America Corp., VRN, 2.48%, 9/21/36	290,000	282,212
Bank of Ireland Group plc, VRN, 2.03%, 9/30/27(4)	329,000	325,043
Barclays plc, 4.84%, 5/9/28	375,000	418,047
BNP Paribas SA, VRN, 2.16%, 9/15/29(4)	243,000	238,779
BNP Paribas SA, VRN, 4.375%, 3/1/33(4)	290,000	316,930
BPCE SA, 4.50%, 3/15/25(4)	385,000	419,433
Citigroup, Inc., VRN, 0.78%, 10/30/24	1,325,000	1,322,527
Citigroup, Inc., VRN, 3.52%, 10/27/28	858,000	922,169
Citigroup, Inc., VRN, 2.52%, 11/3/32(3)	378,000	377,220
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(4)	440,000	463,240
DNB Bank ASA, VRN, 1.61%, 3/30/28(4)	262,000	257,507
FNB Corp., 2.20%, 2/24/23	460,000	465,416
HSBC Holdings plc, VRN, 2.80%, 5/24/32	280,000	282,089
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	315,000	312,102
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	780,000	772,574
JPMorgan Chase & Co., VRN, 3.16%, 4/22/42	695,000	726,246
National Australia Bank Ltd., 2.99%, 5/21/31(4)	500,000	502,784
Royal Bank of Canada, MTN, 2.30%, 11/3/31	210,000	209,646
Societe Generale SA, VRN, 1.79%, 6/9/27(4)	500,000	492,422
Truist Bank, VRN, 2.64%, 9/17/29	275,000	285,035
Truist Financial Corp., MTN, VRN, 1.89%, 6/7/29	200,000	198,008
US Bancorp, VRN, 2.49%, 11/3/36(3)	425,000	423,421
Wells Fargo & Co., MTN, VRN, 2.16%, 2/11/26	1,055,000	1,079,956
Wells Fargo & Co., VRN, 3.07%, 4/30/41	605,000	621,971
		15,060,304
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	500,000	638,604
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	630,000	739,993
		1,378,597
Biotechnology — 0.2%
AbbVie, Inc., 3.20%, 11/21/29	440,000	470,485
AbbVie, Inc., 4.40%, 11/6/42	240,000	288,585
Amgen, Inc., 1.65%, 8/15/28	540,000	524,881
Gilead Sciences, Inc., 3.65%, 3/1/26	840,000	911,179
		2,195,130
Building Products†
Lennox International, Inc., 1.70%, 8/1/27	140,000	137,955
Capital Markets — 1.3%
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	1,215,000	1,225,628
Blackstone Secured Lending Fund, 2.85%, 9/30/28(4)	285,000	279,769

	Shares/ Principal Amount	Value
Blue Owl Finance LLC, 3.125%, 6/10/31(4)	$151,000	$148,581
Blue Owl Finance LLC, 4.125%, 10/7/51(4)	425,000	438,766
Deutsche Bank AG, VRN, 3.96%, 11/26/25	625,000	668,579
Deutsche Bank AG, VRN, 4.30%, 5/24/28	200,000	207,288
FS KKR Capital Corp., 4.25%, 2/14/25(4)	303,000	319,010
FS KKR Capital Corp., 3.125%, 10/12/28	595,000	586,723
Goldman Sachs Group, Inc. (The), MTN, VRN, 2.38%, 7/21/32	1,126,000	1,107,612
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 6/5/23	1,315,000	1,332,451
Goldman Sachs Group, Inc. (The), VRN, 1.95%, 10/21/27	256,000	256,344
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 7/21/42	435,000	434,768
Golub Capital BDC, Inc., 2.05%, 2/15/27	282,000	274,193
Hercules Capital, Inc., 2.625%, 9/16/26	348,000	343,017
Main Street Capital Corp., 3.00%, 7/14/26	460,000	464,541
Morgan Stanley, MTN, VRN, 0.53%, 1/25/24	1,335,000	1,332,638
Morgan Stanley, MTN, VRN, 2.24%, 7/21/32	198,000	193,461
Morgan Stanley, VRN, 1.59%, 5/4/27	1,163,000	1,152,511
Morgan Stanley, VRN, 2.48%, 9/16/36	525,000	510,452
Owl Rock Core Income Corp., 3.125%, 9/23/26(4)	735,000	718,806
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(4)	334,000	380,265
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(4)	175,000	182,755
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	530,000	524,952
Prospect Capital Corp., 3.71%, 1/22/26	420,000	427,994
Prospect Capital Corp., 3.44%, 10/15/28	420,000	404,227
UBS Group AG, VRN, 1.49%, 8/10/27(4)	425,000	416,503
		14,331,834
Chemicals†
International Flavors & Fragrances, Inc., 1.83%, 10/15/27(4)	177,000	174,748
Westlake Chemical Corp., 2.875%, 8/15/41	150,000	145,206
		319,954
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 2.30%, 3/1/30	358,000	361,851
Waste Connections, Inc., 2.60%, 2/1/30	120,000	123,511
Waste Connections, Inc., 2.95%, 1/15/52	231,000	230,267
Waste Management, Inc., 2.50%, 11/15/50	150,000	142,568
		858,197
Construction and Engineering†
Quanta Services, Inc., 2.35%, 1/15/32	465,000	455,707
Construction Materials†
Eagle Materials, Inc., 2.50%, 7/1/31	310,000	307,060
Consumer Finance — 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	308,000	312,503
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 1/30/32	545,000	555,172
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	176,000	179,346
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41	154,000	159,691
Ally Financial, Inc., 2.20%, 11/2/28(3)	530,000	523,624
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(4)	258,000	277,336
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(4)	14,000	15,112
Capital One Financial Corp., VRN, 1.88%, 11/2/27(3)	645,000	643,415
SLM Corp., 3.125%, 11/2/26(3)	554,000	549,845
		3,216,044

	Shares/ Principal Amount	Value
Containers and Packaging†
Berry Global, Inc., 1.57%, 1/15/26	$230,000	$227,494
WRKCo, Inc., 3.00%, 9/15/24	201,000	211,087
		438,581
Diversified Consumer Services — 0.1%
Novant Health, Inc., 3.17%, 11/1/51	245,000	263,592
Pepperdine University, 3.30%, 12/1/59	355,000	378,416
		642,008
Diversified Financial Services — 0.2%
Antares Holdings LP, 2.75%, 1/15/27(4)	256,000	253,567
Blackstone Private Credit Fund, 1.75%, 9/15/24(4)	194,000	192,267
Blackstone Private Credit Fund, 2.625%, 12/15/26(4)	312,000	306,264
Block Financial LLC, 3.875%, 8/15/30	240,000	255,907
GE Capital Funding LLC, 4.40%, 5/15/30	300,000	350,831
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	420,000	511,407
		1,870,243
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 2.55%, 12/1/33	622,000	604,580
AT&T, Inc., 3.55%, 9/15/55	634,000	643,140
British Telecommunications plc, 3.25%, 11/8/29(4)	845,000	875,405
Ooredoo International Finance Ltd., 2.625%, 4/8/31(4)	550,000	556,284
Telefonica Emisiones SA, 4.90%, 3/6/48	700,000	853,078
Verizon Communications, Inc., 4.33%, 9/21/28	333,000	380,292
Verizon Communications, Inc., 1.75%, 1/20/31	445,000	420,503
Verizon Communications, Inc., 2.65%, 11/20/40	301,000	284,818
Verizon Communications, Inc., 2.99%, 10/30/56	215,000	204,543
		4,822,643
Electric Utilities — 0.7%
AEP Texas, Inc., 2.10%, 7/1/30	370,000	358,753
Alfa Desarrollo SpA, 4.55%, 9/27/51(4)	200,000	195,713
Baltimore Gas and Electric Co., 2.25%, 6/15/31	237,000	236,544
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	180,000	191,923
Comision Federal de Electricidad, 4.68%, 2/9/51(4)	550,000	513,458
Commonwealth Edison Co., 3.20%, 11/15/49	355,000	377,437
DTE Electric Co., 2.25%, 3/1/30	330,000	334,021
Duke Energy Carolinas LLC, 2.55%, 4/15/31	154,000	158,514
Duke Energy Corp., 2.55%, 6/15/31	180,000	181,012
Duke Energy Florida LLC, 1.75%, 6/15/30	370,000	357,700
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	251,344
Duke Energy Progress LLC, 2.00%, 8/15/31	440,000	431,528
Duke Energy Progress LLC, 4.15%, 12/1/44	335,000	399,252
Entergy Arkansas LLC, 2.65%, 6/15/51	180,000	172,476
Exelon Corp., 4.45%, 4/15/46	150,000	185,747
Florida Power & Light Co., 4.125%, 2/1/42	169,000	205,145
Indiana Michigan Power Co., 3.25%, 5/1/51	157,000	167,862
MidAmerican Energy Co., 4.40%, 10/15/44	290,000	359,727
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	290,000	314,727
Northern States Power Co., 3.20%, 4/1/52	240,000	261,371
Pacific Gas and Electric Co., 4.20%, 6/1/41	155,000	156,479
PacifiCorp, 3.30%, 3/15/51	310,000	328,768
PacifiCorp, 2.90%, 6/15/52	190,000	189,272

	Shares/ Principal Amount	Value
Public Service Co. of Colorado, 1.875%, 6/15/31	$312,000	$305,233
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	360,000	339,096
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	90,000	102,246
Xcel Energy, Inc., 3.40%, 6/1/30	330,000	358,409
		7,433,757
Electrical Equipment†
Rockwell Automation, Inc., 2.80%, 8/15/61	156,000	155,236
Electronic Equipment, Instruments and Components†
Teledyne Technologies, Inc., 2.25%, 4/1/28	290,000	291,830
Energy Equipment and Services†
Halliburton Co., 2.92%, 3/1/30	300,000	310,197
Entertainment†
Netflix, Inc., 3.625%, 6/15/25(4)	83,000	88,353
Netflix, Inc., 4.875%, 4/15/28	303,000	347,505
		435,858
Equity Real Estate Investment Trusts (REITs) — 0.8%
Broadstone Net Lease LLC, 2.60%, 9/15/31	235,000	230,670
Corporate Office Properties LP, 2.00%, 1/15/29	480,000	465,935
Crown Castle International Corp., 3.30%, 7/1/30	335,000	354,337
EPR Properties, 4.75%, 12/15/26	276,000	300,069
EPR Properties, 4.95%, 4/15/28	735,000	805,312
EPR Properties, 3.60%, 11/15/31	171,000	171,606
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	370,000	417,708
Host Hotels & Resorts LP, 4.00%, 6/15/25	430,000	457,511
Lexington Realty Trust, 2.375%, 10/1/31	590,000	568,245
Life Storage LP, 2.40%, 10/15/31	585,000	578,029
National Health Investors, Inc., 3.00%, 2/1/31	885,000	851,152
National Retail Properties, Inc., 3.00%, 4/15/52	386,000	378,712
Office Properties Income Trust, 2.40%, 2/1/27	354,000	345,372
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	239,000	242,759
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	223,000	218,655
Physicians Realty LP, 2.625%, 11/1/31	531,000	530,675
Piedmont Operating Partnership LP, 2.75%, 4/1/32	378,000	370,483
Rexford Industrial Realty LP, 2.15%, 9/1/31	154,000	147,489
Sabra Health Care LP, 3.20%, 12/1/31	588,000	575,824
STORE Capital Corp., 4.625%, 3/15/29	163,000	183,745
Tanger Properties LP, 2.75%, 9/1/31	520,000	497,931
		8,692,219
Food and Staples Retailing — 0.1%
Kroger Co. (The), 3.875%, 10/15/46	350,000	395,581
Sysco Corp., 5.95%, 4/1/30	464,000	587,664
Walmart, Inc., 1.80%, 9/22/31	153,000	150,876
		1,134,121
Food Products — 0.1%
JDE Peet's NV, 2.25%, 9/24/31(4)	475,000	464,189
Mondelez International, Inc., 2.75%, 4/13/30	452,000	471,149
		935,338
Health Care Providers and Services — 0.4%
Centene Corp., 2.45%, 7/15/28	560,000	558,800
Centene Corp., 3.375%, 2/15/30	399,000	409,994
CVS Health Corp., 1.75%, 8/21/30	310,000	295,466

	Shares/ Principal Amount	Value
CVS Health Corp., 4.78%, 3/25/38	$160,000	$195,936
DaVita, Inc., 4.625%, 6/1/30(4)	215,000	216,344
Duke University Health System, Inc., 3.92%, 6/1/47	160,000	194,544
HCA, Inc., 2.375%, 7/15/31	710,000	694,348
HCA, Inc., 3.50%, 7/15/51	330,000	334,946
Humana, Inc., 2.15%, 2/3/32	304,000	294,333
Kaiser Foundation Hospitals, 3.00%, 6/1/51	260,000	270,703
Universal Health Services, Inc., 1.65%, 9/1/26(4)	427,000	420,676
Universal Health Services, Inc., 2.65%, 10/15/30(4)	330,000	327,926
		4,214,016
Hotels, Restaurants and Leisure†
Marriott International, Inc., 3.50%, 10/15/32	372,000	393,753
Household Durables†
D.R. Horton, Inc., 2.50%, 10/15/24	310,000	322,695
Industrial Conglomerates†
General Electric Co., 4.35%, 5/1/50	350,000	446,243
Insurance — 0.5%
American International Group, Inc., 6.25%, 5/1/36	460,000	634,014
American International Group, Inc., 4.50%, 7/16/44	355,000	434,017
Assured Guaranty US Holdings, Inc., 3.60%, 9/15/51	410,000	431,051
Athene Global Funding, 1.99%, 8/19/28(4)	757,000	736,806
Athene Global Funding, 2.67%, 6/7/31(4)	760,000	761,868
Brighthouse Financial Global Funding, 2.00%, 6/28/28(4)	631,000	623,181
Equitable Financial Life Global Funding, 1.80%, 3/8/28(4)	290,000	285,299
Global Atlantic Fin Co., 3.125%, 6/15/31(4)	238,000	239,015
Guardian Life Global Funding, 1.625%, 9/16/28(4)	472,000	460,048
Sammons Financial Group, Inc., 3.35%, 4/16/31(4)	584,000	607,576
SBL Holdings, Inc., 5.125%, 11/13/26(4)	330,000	362,841
SBL Holdings, Inc., 5.00%, 2/18/31(4)	300,000	318,655
		5,894,371
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 2.875%, 5/12/41	820,000	850,689
Life Sciences Tools and Services — 0.1%
Agilent Technologies, Inc., 2.30%, 3/12/31	712,000	708,991
Illumina, Inc., 2.55%, 3/23/31	527,000	528,171
		1,237,162
Machinery†
Cummins, Inc., 2.60%, 9/1/50	260,000	249,059
Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	368,000	409,367
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	385,000	378,553
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	645,000	764,558
Comcast Corp., 3.75%, 4/1/40	440,000	493,637
Cox Communications, Inc., 2.60%, 6/15/31(4)	273,000	275,674
Discovery Communications LLC, 4.65%, 5/15/50	245,000	289,186
Grupo Televisa SAB, 5.00%, 5/13/45	550,000	669,445
Time Warner Cable LLC, 4.50%, 9/15/42	615,000	673,127
ViacomCBS, Inc., 4.375%, 3/15/43	265,000	303,433
		4,256,980

	Shares/ Principal Amount	Value
Metals and Mining — 0.1%
Glencore Funding LLC, 2.625%, 9/23/31(4)	$440,000	$429,161
Steel Dynamics, Inc., 3.45%, 4/15/30	215,000	231,170
Teck Resources Ltd., 6.25%, 7/15/41	390,000	522,111
		1,182,442
Multi-Utilities — 0.3%
Ameren Corp., 3.50%, 1/15/31	430,000	465,854
CenterPoint Energy, Inc., 4.25%, 11/1/28	369,000	417,680
CenterPoint Energy, Inc., 2.65%, 6/1/31	285,000	289,938
Dominion Energy, Inc., 2.25%, 8/15/31	210,000	207,225
Dominion Energy, Inc., 4.90%, 8/1/41	270,000	339,498
NiSource, Inc., 5.65%, 2/1/45	290,000	405,485
Sempra Energy, 3.25%, 6/15/27	180,000	191,848
WEC Energy Group, Inc., 1.375%, 10/15/27	490,000	477,061
		2,794,589
Oil, Gas and Consumable Fuels — 0.8%
Aker BP ASA, 3.75%, 1/15/30(4)	440,000	470,389
Aker BP ASA, 4.00%, 1/15/31(4)	160,000	173,971
BP Capital Markets America, Inc., 3.06%, 6/17/41	250,000	252,832
Chevron Corp., 2.00%, 5/11/27	240,000	244,753
Diamondback Energy, Inc., 3.50%, 12/1/29	300,000	319,815
Enbridge, Inc., 3.40%, 8/1/51	310,000	319,421
Energy Transfer LP, 3.60%, 2/1/23	160,000	164,383
Energy Transfer LP, 4.25%, 3/15/23	370,000	383,686
Energy Transfer LP, 3.75%, 5/15/30	400,000	426,567
Energy Transfer LP, 4.90%, 3/15/35	270,000	307,081
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	557,047
Enterprise Products Operating LLC, 3.30%, 2/15/53	220,000	220,833
Equinor ASA, 3.25%, 11/18/49	230,000	249,455
Flex Intermediate Holdco LLC, 3.36%, 6/30/31(4)	280,000	283,621
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(4)	900,000	886,746
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	250,000	342,990
Lundin Energy Finance BV, 3.10%, 7/15/31(4)	220,000	221,924
Petroleos Mexicanos, 3.50%, 1/30/23	300,000	303,525
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	48,529
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	187,058
SA Global Sukuk Ltd., 2.69%, 6/17/31(4)	1,000,000	1,003,400
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	640,000	718,824
TransCanada PipeLines Ltd., 2.50%, 10/12/31	450,000	447,169
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	250,000	265,324
		8,799,343
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(4)	370,000	376,302
Pharmaceuticals — 0.1%
Astrazeneca Finance LLC, 1.75%, 5/28/28	256,000	255,117
Bristol-Myers Squibb Co., 2.55%, 11/13/50	337,000	322,841
Royalty Pharma plc, 2.20%, 9/2/30	235,000	227,643
Viatris, Inc., 4.00%, 6/22/50	139,000	149,228
		954,829
Real Estate Management and Development — 0.1%
Essential Properties LP, 2.95%, 7/15/31	460,000	459,105

	Shares/ Principal Amount	Value
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31(4)	$201,000	$201,576
		660,681
Road and Rail — 0.3%
Ashtead Capital, Inc., 1.50%, 8/12/26(4)	320,000	314,185
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	300,000	369,290
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	200,000	221,953
CSX Corp., 3.25%, 6/1/27	390,000	419,921
DAE Funding LLC, 1.55%, 8/1/24(4)	395,000	390,161
DAE Funding LLC, 3.375%, 3/20/28(4)	642,000	656,723
Union Pacific Corp., 2.40%, 2/5/30	270,000	278,003
Union Pacific Corp., MTN, 3.55%, 8/15/39	450,000	503,541
		3,153,777
Semiconductors and Semiconductor Equipment — 0.2%
Intel Corp., 2.80%, 8/12/41	580,000	579,433
Microchip Technology, Inc., 4.25%, 9/1/25	1,036,000	1,077,803
Qorvo, Inc., 4.375%, 10/15/29	450,000	483,750
Qorvo, Inc., 3.375%, 4/1/31(4)	227,000	234,970
		2,375,956
Software — 0.1%
Autodesk, Inc., 2.40%, 12/15/31	321,000	315,944
Oracle Corp., 3.60%, 4/1/40	645,000	673,227
		989,171
Specialty Retail — 0.2%
AutoNation, Inc., 1.95%, 8/1/28	307,000	299,664
Home Depot, Inc. (The), 3.90%, 6/15/47	50,000	60,154
Home Depot, Inc. (The), 2.375%, 3/15/51	720,000	671,622
Lowe's Cos., Inc., 2.625%, 4/1/31	690,000	705,948
		1,737,388
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.65%, 2/8/51	880,000	870,362
Dell International LLC / EMC Corp., 4.90%, 10/1/26	605,000	689,634
Dell International LLC / EMC Corp., 8.10%, 7/15/36	289,000	438,348
Dell International LLC / EMC Corp., 8.35%, 7/15/46	280,000	466,032
HP, Inc., 2.65%, 6/17/31(4)	580,000	571,387
Western Digital Corp., 4.75%, 2/15/26	753,000	828,300
		3,864,063
Thrifts and Mortgage Finance — 0.1%
Nationwide Building Society, VRN, 4.125%, 10/18/32(4)	595,000	642,323
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(4)	371,000	410,154
Water Utilities†
Essential Utilities, Inc., 2.70%, 4/15/30	380,000	388,839
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 4.75%, 2/1/28	534,000	564,038
T-Mobile USA, Inc., 3.50%, 4/15/31	395,000	409,321
T-Mobile USA, Inc., 3.40%, 10/15/52(4)	455,000	453,660
Vodafone Group plc, VRN, 4.125%, 6/4/81	465,000	462,842
		1,889,861
TOTAL CORPORATE BONDS (Cost $118,226,711)		119,793,254

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.25%), 9/1/35	$82,527	$88,326
FHLMC, VRN, 2.17%, (12-month LIBOR plus 1.87%), 7/1/36	20,766	21,970
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	79,779	85,876
FHLMC, VRN, 2.35%, (1-year H15T1Y plus 2.26%), 4/1/37	88,113	94,126
FHLMC, VRN, 2.12%, (12-month LIBOR plus 1.86%), 7/1/41	73,148	77,585
FHLMC, VRN, 2.89%, (12-month LIBOR plus 1.63%), 1/1/44	90,069	92,959
FHLMC, VRN, 2.62%, (12-month LIBOR plus 1.60%), 6/1/45	54,151	56,558
FHLMC, VRN, 1.875%, (12-month LIBOR plus 1.63%), 8/1/46	154,648	160,976
FHLMC, VRN, 3.05%, (12-month LIBOR plus 1.64%), 9/1/47	246,008	255,090
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	51,875	54,075
FNMA, VRN, 1.82%, (6-month LIBOR plus 1.57%), 6/1/35	47,876	49,900
FNMA, VRN, 2.22%, (1-year H15T1Y plus 2.16%), 3/1/38	67,087	71,995
FNMA, VRN, 3.20%, (12-month LIBOR plus 1.61%), 3/1/47	145,358	150,886
FNMA, VRN, 3.10%, (12-month LIBOR plus 1.61%), 4/1/47	96,744	100,466
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47	165,480	171,630
		1,532,418
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 3.9%
FHLMC, 3.00%, 6/1/51	3,201,139	3,342,757
FHLMC, 3.00%, 7/1/51	2,093,914	2,187,246
FHLMC, 2.50%, 8/1/51	2,166,129	2,226,942
FHLMC, 2.50%, 9/1/51	1,647,136	1,694,080
FHLMC, 3.50%, 9/1/51	587,370	621,529
FHLMC, 2.50%, 10/1/51	1,647,672	1,693,929
FNMA, 3.50%, 3/1/34	165,237	176,422
FNMA, 4.50%, 9/1/41	172,507	192,988
FNMA, 3.50%, 5/1/42	839,654	911,385
FNMA, 3.50%, 6/1/42	268,328	291,289
FNMA, 3.00%, 6/1/50	510,026	535,062
FNMA, 2.50%, 6/1/51	1,943,221	1,998,468
FNMA, 3.00%, 6/1/51	196,803	208,137
FNMA, 3.50%, 7/1/51	3,868,654	4,118,724
FNMA, 3.50%, 8/1/51	276,490	293,667
FNMA, 3.50%, 9/1/51	581,744	618,328
GNMA, 2.50%, TBA	4,219,000	4,337,247
GNMA, 7.00%, 4/20/26	13,295	14,511
GNMA, 7.50%, 8/15/26	8,869	9,770
GNMA, 7.00%, 2/15/28	1,734	1,740
GNMA, 7.00%, 5/15/31	21,417	24,778
GNMA, 5.50%, 11/15/32	56,173	65,328
GNMA, 4.50%, 6/15/41	187,436	214,873
GNMA, 3.50%, 6/20/42	338,537	364,364
GNMA, 3.50%, 3/15/46	1,462,974	1,571,562
GNMA, 3.50%, 6/20/51	1,399,537	1,467,108
GNMA, 3.00%, 7/20/51	515,546	535,975
GNMA, 3.00%, 8/20/51	519,386	541,148
GNMA, 2.50%, 9/20/51	1,401,356	1,441,540
GNMA, 3.00%, 9/20/51	1,044,241	1,089,369
UMBS, 2.50%, TBA	9,900,000	10,168,190
		42,958,456
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $44,495,563)		44,490,874

	Shares/ Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.8%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 2.03%, (3-month LIBOR plus 1.90%), 10/27/33(4)	$600,000	$600,033
Aimco CLO Ltd., Series 2019-10A, Class BR, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/22/32(4)	1,090,000	1,090,543
Anchorage Capital CLO Ltd., Series 2021-19A, Class B1, VRN, 2.01%, (3-month LIBOR plus 1.85%), 10/15/34(4)	825,000	826,203
Anchorage Credit Opportunities CLO Ltd., Series 2019-1A, Class A1, VRN, 2.08%, (3-month LIBOR plus 1.95%), 1/20/32(4)	800,000	801,834
Apidos CLO XXVI, Series 2017-26A, Class BR, VRN, 2.07%, (3-month LIBOR plus 1.95%), 7/18/29(4)	775,000	775,773
ARES LII CLO Ltd., Series 2019-52A, Class BR, VRN, 1.78%, (3-month LIBOR plus 1.65%), 4/22/31(4)	550,000	550,274
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 2.23%, (3-month LIBOR plus 2.10%), 4/22/31(4)	575,000	575,998
Bain Capital Credit CLO Ltd., Series 2019-2A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 10/17/32(4)	625,000	624,494
BDS Ltd., Series 2021-FL7, Class C, VRN, 1.79%, (1-month LIBOR plus 1.70%), 6/16/36(4)	1,125,000	1,114,708
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.15%, (3-month LIBOR plus 1.02%), 4/20/31(4)	575,000	575,343
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 7/15/30(4)	725,000	724,796
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.32%, (3-month LIBOR plus 2.20%), 8/14/30(4)	700,000	701,039
CarVal CLO III Ltd., Series 2019-2A, Class BR, VRN, 1.73%, (3-month LIBOR plus 1.60%), 7/20/32(4)	500,000	500,249
Cedar Funding Ltd., Series 2019-10A, Class BR, VRN, 1.73%, (3-month LIBOR plus 1.60%), 10/20/32(4)	600,000	598,733
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 1.68%, (3-month LIBOR plus 1.56%), 7/23/33(4)	800,000	801,008
Elmwood CLO II Ltd., Series 2019-2A, Class DR, VRN, 3.13%, (3-month LIBOR plus 3.00%), 4/20/34(4)	500,000	503,209
Elmwood CLO V Ltd., Series 2020-2A, Class BR, VRN, 1.78%, (3-month LIBOR plus 1.65%), 10/20/34(4)	425,000	423,804
Elmwood CLO X Ltd., Series 2021-3A, Class B, VRN, 1.69%, (3-month LIBOR plus 1.60%), 10/20/34(4)	1,075,000	1,072,838
Elmwood CLO X Ltd., Series 2021-3A, Class C, VRN, 2.04%, (3-month LIBOR plus 1.95%), 10/20/34(4)	625,000	624,573
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class BR, VRN, 1.68%, (3-month LIBOR plus 1.55%), 10/20/32(4)	1,000,000	1,000,000
KKR CLO Ltd., Series 18, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 7/18/30(4)	575,000	575,004
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.28%, (3-month LIBOR plus 1.15%), 7/20/31(4)	450,000	450,369
KKR CLO Ltd., Series 30A, Class BR, VRN, 2.85%, (3-month LIBOR plus 1.60%), 10/17/31(3)(4)	1,025,000	1,025,000
KREF Ltd., Series 2021-FL2, Class AS, VRN, 1.39%, (1-month LIBOR plus 1.30%), 2/15/39(4)	800,000	799,250
KREF Ltd., Series 2021-FL2, Class B, VRN, 1.74%, (1-month LIBOR plus 1.65%), 2/15/39(4)	800,000	799,110
Madison Park Funding XXI Ltd., Series 2016-21A, Class A2RR, VRN, 1.78%, (3-month LIBOR plus 1.65%), 10/15/32(4)	525,000	525,000
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.38%, (3-month LIBOR plus 1.26%), 1/15/33(4)	450,000	450,406
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, VRN, 1.77%, (3-month LIBOR plus 1.65%), 7/15/33(4)	1,075,000	1,075,535

	Shares/ Principal Amount	Value
Magnetite CLO XXXI Ltd., Series 2021-31 A, Class B, VRN, 1.76%, (3-month LIBOR plus 1.65%), 7/15/34(4)	$600,000	$600,800
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 1.54%, (1-month LIBOR plus 1.45%), 10/16/36(4)	1,350,000	1,349,319
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 1.63%, (3-month LIBOR plus 1.50%), 7/19/30(4)	800,000	798,607
Parallel Ltd., Series 2019-1A, Class BR, VRN, 1.93%, (3-month LIBOR plus 1.80%), 7/20/32(4)	825,000	823,423
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 2.23%, (3-month LIBOR plus 2.10%), 10/20/31(4)	750,000	747,972
Regata XII Funding Ltd., Series 2019-1A, Class BR, VRN, 1.72%, (3-month LIBOR plus 1.60%), 10/15/32(4)	750,000	748,521
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 1.32%, (3-month LIBOR plus 1.19%), 10/20/30(4)	650,000	650,326
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 1.83%, (3-month LIBOR plus 1.70%), 1/20/32(4)	1,350,000	1,350,672
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 1.69%, (3-month LIBOR plus 1.57%), 10/18/30(4)	1,150,000	1,148,061
THL Credit Wind River CLO Ltd., Series 2019-3A, Class BR, VRN, 1.77%, (3-month LIBOR plus 1.65%), 4/15/31(4)	850,000	850,351
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 1.09%, (3-month LIBOR plus 0.97%), 4/25/31(4)	700,000	700,696
Voya CLO Ltd., Series 2016-4A, Class B2R, VRN, 1.68%, (3-month LIBOR plus 1.55%), 7/20/29(4)	1,100,000	1,100,175
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $31,043,680)		31,054,049
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
Private Sponsor Collateralized Mortgage Obligations — 1.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	4,285	4,378
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.53%, 3/25/35	101,632	103,782
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.79%, 6/25/34	70,230	72,105
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 2.59%, (1-month LIBOR plus 2.50%), 7/25/29(4)	400,000	400,656
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.04%, (1-month LIBOR plus 1.95%), 7/25/29(4)	360,000	360,518
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 4.09%, (1-month LIBOR plus 4.00%), 8/26/30(4)	480,000	488,250
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 1.25%, (SOFR plus 1.20%), 2/25/50(4)	479,874	481,138
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.94%, 8/25/34	220,869	227,384
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	1,510	1,473
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2 SEQ, VRN, 1.38%, 2/25/66(4)	478,336	476,741
Credit Suisse Mortgage Trust, Series 2021-NQM3, Class A3 SEQ, VRN, 1.63%, 4/25/66(4)	362,785	362,871
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1 SEQ, VRN, 2.00%, 1/25/60(4)	499,811	505,685
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(4)	391,996	390,308
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 2.75%, (SOFR plus 2.70%), 10/25/33(4)	525,000	533,458
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.31%, 10/25/34	107,170	111,648

	Shares/ Principal Amount	Value
GCAT Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.15%, 1/25/66(4)	$465,939	$462,888
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.16%, 6/25/34	25,052	25,034
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.60%, 5/25/34	49,837	49,219
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.77%, 1/25/35	63,513	65,795
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.34%, (1-month LIBOR plus 3.25%), 10/25/30(4)	947,973	950,721
Home RE Ltd., Series 2021-1 Class M1B, VRN, 1.64%, (1-month LIBOR plus 1.55%), 7/25/33(4)	360,000	358,555
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(4)	23,479	23,660
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.48%, 1/25/47(4)	178,575	180,405
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(4)	289,881	293,811
JP Morgan Mortgage Trust, Series 2021-12, Class A4 SEQ, VRN, 2.50%, 2/25/52(4)	1,146,539	1,163,759
JP Morgan Mortgage Trust, Series 2021-13, Class A3, VRN, 2.50%, 4/25/52(4)	1,225,000	1,230,934
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.72%, 11/21/34	94,901	96,459
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.15%, 11/25/35	43,870	43,998
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.84%, 2/25/35	84,872	86,347
Newrez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 0.84%, (1-month LIBOR plus 0.75%), 5/25/55(4)	750,000	749,979
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.49%, (1-month LIBOR plus 2.40%), 10/25/30(4)	36,499	36,501
Oceanview Mortgage Trust, Series 2021-3, Class A4 SEQ, VRN, 2.50%, 6/25/51(4)	1,169,664	1,190,302
Oceanview Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 10/25/51(4)	1,100,000	1,117,965
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(4)	923,080	915,578
PSMC Trust, Series 2021-1, Class A11 SEQ, VRN, 2.50%, 3/25/51(4)	668,228	680,019
PSMC Trust, Series 2021-2, Class A3 SEQ, VRN, 2.50%, 5/25/51(4)	396,781	403,781
PSMC Trust, Series 2021-3, Class A3 SEQ, VRN, 2.50%, 8/25/51(4)	1,157,482	1,177,905
Sequoia Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 7/25/51(4)	476,426	484,532
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(4)	55,499	56,424
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(4)	446,000	447,078
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.40%, 7/25/34	35,857	36,958
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(4)	407,477	406,883
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(4)	465,963	465,159
Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, VRN, 2.50%, 6/25/51(4)	859,699	874,326
		18,595,370

	Shares/ Principal Amount	Value
U.S. Government Agency Collateralized Mortgage Obligations — 0.7%
FHLMC, Series 2014-DN3, Class M3, VRN, 4.09%, (1-month LIBOR plus 4.00%), 8/25/24	$121,681	$124,736
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.34%, (1-month LIBOR plus 3.25%), 5/25/25	74,673	75,821
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.74%, (1-month LIBOR plus 4.65%), 10/25/28	403,797	419,196
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.54%, (1-month LIBOR plus 2.45%), 3/25/49(4)	306,546	311,456
FHLMC, Series 2020-DNA3, Class M2, VRN, 3.09%, (1-month LIBOR plus 3.00%), 6/25/50(4)	139,907	140,476
FHLMC, Series 2020-DNA5, Class M2, VRN, 2.85%, (SOFR plus 2.80%), 10/25/50(4)	633,887	641,439
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.69%, (1-month LIBOR plus 3.60%), 7/25/50(4)	131,920	132,906
FHLMC, Series 2021-DNA6, Class M2, VRN, 1.55%, (SOFR plus 1.50%), 10/25/41(4)	1,715,000	1,718,216
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	1,580,376	279,597
FHLMC, Series 5146, Class DI, IO, 5.50%, 7/25/39	490,765	91,786
FNMA, Series 2013-C01, Class M2, VRN, 5.34%, (1-month LIBOR plus 5.25%), 10/25/23	649,670	676,476
FNMA, Series 2014-C02, Class 2M2, VRN, 2.69%, (1-month LIBOR plus 2.60%), 5/25/24	206,409	209,922
FNMA, Series 2014-C04, Class 1M2, VRN, 4.99%, (1-month LIBOR plus 4.90%), 11/25/24	216,812	225,750
FNMA, Series 2015-C04, Class 1M2, VRN, 5.79%, (1-month LIBOR plus 5.70%), 4/25/28	475,077	503,314
FNMA, Series 2015-C04, Class 2M2, VRN, 5.64%, (1-month LIBOR plus 5.55%), 4/25/28	973,238	1,021,757
FNMA, Series 2016-C01, Class 2M2, VRN, 7.04%, (1-month LIBOR plus 6.95%), 8/25/28	597,103	634,108
FNMA, Series 2016-C06, Class 1M2, VRN, 4.34%, (1-month LIBOR plus 4.25%), 4/25/29	251,598	261,634
FNMA, Series 2017-C03, Class 1M2C, VRN, 3.09%, (1-month LIBOR plus 3.00%), 10/25/29	110,000	114,167
		7,582,757
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $26,065,904)		26,178,127
ASSET-BACKED SECURITIES — 2.0%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(4)	885,938	888,165
CARS-DB5 LP, Series 2021-1A, Class A4 SEQ, 2.76%, 8/15/51(4)	800,000	796,076
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(4)	732,345	729,697
CLI Funding VI LLC, Series 2020-1A, Class A SEQ, 2.08%, 9/18/45(4)	484,963	484,594
DI Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.72%, 9/15/51(4)	1,900,000	1,900,000
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(4)	1,200,000	1,181,922
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(4)	950,000	937,159
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(4)	1,100,000	1,085,351
Global SC Finance SRL, Series 2021-2A, Class A SEQ, 1.95%, 8/17/41(4)	1,324,921	1,318,750
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(4)	428,954	450,929

	Shares/ Principal Amount	Value
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(4)	$818,771	$824,754
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(4)	563,739	562,157
J.G. Wentworth XL LLC, Series 2017-3A, Class B, 5.43%, 2/15/69(4)	93,000	114,536
J.G. Wentworth XXXIX LLC, Series 2017-2A, Class B, 5.09%, 9/17/74(4)	173,379	204,834
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class B, 5.43%, 8/15/62(4)	210,884	255,122
JG Wentworth XLII LLC, Series 2018-2A, Class B, 4.70%, 10/15/77(4)	550,000	631,664
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(4)	1,676,942	1,671,368
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1 SEQ, 1.91%, 10/20/61(4)	1,625,000	1,600,815
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(4)	1,925,000	1,920,864
Progress Residential Trust, Series 2021-SFR2, Class D, 2.20%, 4/19/38(4)	600,000	593,504
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(4)	500,000	498,272
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(4)	900,000	887,419
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(4)	421,760	419,471
Slam Ltd., Series 2021-1A, Class A SEQ, 2.43%, 6/15/46(4)	645,293	640,500
Taco Bell Funding LLC, Series 2021-1A, Class A23 SEQ, 2.54%, 8/25/51(4)	525,000	528,929
TAL Advantage VII LLC, Series 2020-1A, Class A SEQ, 2.05%, 9/20/45(4)	487,438	487,231
Towd Point Mortgage Trust, Series 2018-2, Class A1, VRN, 3.25%, 3/25/58(4)	667,110	684,814
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(4)	137,460	137,414
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(4)	299,634	310,121
TOTAL ASSET-BACKED SECURITIES (Cost $22,841,097)		22,746,432
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
BDS Ltd., Series 2021-FL8, Class C, VRN, 1.63%, (1-month LIBOR plus 1.55%), 1/18/36(4)	500,000	499,659
BDS Ltd., Series 2021-FL8, Class D, VRN, 1.98%, (1-month LIBOR plus 1.90%), 1/18/36(4)	400,000	397,820
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(4)	975,000	1,017,839
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(4)	1,100,000	1,116,963
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 2.49%, (1-month LIBOR plus 2.40%), 9/15/36(4)	1,200,000	1,201,803
BXMT, Ltd., Series 2020-FL2, Class C, VRN, 1.81%, (SOFR plus 1.76%), 2/15/38(4)	1,090,000	1,084,570
OPG Trust, Series 2021-PORT, Class E, VRN, 1.63%, (1-month LIBOR plus 1.53%), 10/15/36(4)	1,431,000	1,419,171
PFP Ltd., Series 2021-8, Class C, VRN, 1.89%, (1-month LIBOR plus 1.80%), 8/9/37(4)	1,175,000	1,172,862
PFP Ltd., Series 2019-5, Class B, VRN, 1.74%, (1-month LIBOR plus 1.65%), 4/14/36(4)	550,000	549,457
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,494,139)		8,460,144

	Shares/ Principal Amount	Value
MUNICIPAL SECURITIES — 0.7%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$295,000	$447,038
California State University Rev., 2.98%, 11/1/51	500,000	513,590
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	275,000	289,545
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	660,000	665,743
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	225,000	235,000
Houston GO, 3.96%, 3/1/47	120,000	142,817
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	105,000	149,649
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	60,000	86,810
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	650,000	911,455
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	570,000	583,601
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	163,371
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	327,776
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	151,963
New York City GO, 6.27%, 12/1/37	95,000	138,147
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	330,000	341,405
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	129,927
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	71,558
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	245,000	265,417
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	300,000	407,278
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	210,000	291,148
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	144,077
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	120,000	148,199
State of California GO, 4.60%, 4/1/38	355,000	411,897
State of California GO, 7.55%, 4/1/39	100,000	168,595
State of California GO, 7.30%, 10/1/39	160,000	254,566
State of California GO, 7.60%, 11/1/40	80,000	138,899
State of Washington GO, 5.14%, 8/1/40	20,000	27,485
TOTAL MUNICIPAL SECURITIES (Cost $6,487,418)		7,606,956
EXCHANGE-TRADED FUNDS — 0.4%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (Cost $3,885,194)	143,100	3,908,061
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 0.75%, 10/8/27	$2,000,000	1,929,544
FNMA, 6.625%, 11/15/30	600,000	850,094
Tennessee Valley Authority, 1.50%, 9/15/31	300,000	295,571
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $3,017,099)		3,075,209
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Chile†
Chile Government International Bond, 3.625%, 10/30/42	100,000	106,015
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27	600,000	670,707
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	232,162

	Shares/ Principal Amount	Value
Philippines†
Philippine Government International Bond, 6.375%, 10/23/34	$150,000	$206,492
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	140,000	144,235
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24	110,000	117,128
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	120,000	142,058
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,417,182)		1,618,797
BANK LOAN OBLIGATIONS(5) — 0.1%
Media — 0.1%
DirecTV Financing, LLC, Term Loan, 7/22/27(6)	855,000	856,603
Pharmaceuticals†
Horizon Therapeutics USA Inc., 2021 Term Loan B, 2.50%, (1-month LIBOR plus 2.00%), 3/15/28	501,480	500,986
TOTAL BANK LOAN OBLIGATIONS (Cost $1,359,207)		1,357,589
PREFERRED STOCKS†
Banks†
SVB Financial Group, 4.25% (Cost $425,000)	425,000	427,072
TEMPORARY CASH INVESTMENTS — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $13,725,310)	13,725,310	13,725,310
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $988,830,918)		1,138,028,146
OTHER ASSETS AND LIABILITIES — (1.8)%		(20,363,162)
TOTAL NET ASSETS — 100.0%		$1,117,664,984

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	169,601	USD	198,536	Credit Suisse AG	12/31/21	$(2,165)
EUR	389,704	USD	453,086	Credit Suisse AG	12/31/21	(1,869)
EUR	131,912	USD	152,956	Credit Suisse AG	12/31/21	(223)
EUR	114,575	USD	133,343	Credit Suisse AG	12/31/21	(684)
EUR	157,540	USD	183,163	Credit Suisse AG	12/31/21	(756)
EUR	195,229	USD	227,220	Credit Suisse AG	12/31/21	(1,175)
USD	6,534,853	EUR	5,573,449	Credit Suisse AG	12/31/21	81,669
USD	220,461	EUR	190,706	Credit Suisse AG	12/31/21	(347)
USD	256,333	EUR	220,858	Credit Suisse AG	12/31/21	614
USD	147,723	EUR	126,635	Credit Suisse AG	12/31/21	1,099
USD	292,487	EUR	251,763	Credit Suisse AG	12/31/21	986
						$77,149

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	54	December 2021	$11,839,500	$(6,105)
U.S. Treasury 5-Year Notes	87	December 2021	10,592,250	(84,420)
U.S. Treasury 10-Year Ultra Notes	14	December 2021	2,030,437	11,785
U.S. Treasury Long Bonds	37	December 2021	5,951,219	62,430
U.S. Treasury Ultra Bonds	19	December 2021	3,731,719	61,807
			$34,145,125	$45,497
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	51	December 2021	$6,665,859	$(18,946)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$3,500,000	$(528)	$271,170	$270,642
CPURNSA	Receive	2.34%	2/5/26	$2,300,000	302	154,300	154,602
CPURNSA	Receive	2.33%	2/8/26	$4,000,000	524	268,824	269,348
CPURNSA	Receive	2.30%	2/24/26	$4,000,000	524	272,020	272,544
CPURNSA	Receive	2.40%	2/9/31	$2,000,000	521	142,101	142,622
					$1,343	$1,108,415	$1,109,758

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $957,055.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $107,231,358, which represented 9.6% of total net assets.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(6)The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $988,830,918)	$1,138,028,146
Cash	2,359
Receivable for investments sold	1,539,430
Receivable for capital shares sold	147,924
Receivable for variation margin on futures contracts	33,767
Unrealized appreciation on forward foreign currency exchange contracts	84,368
Dividends and interest receivable	2,237,592
1,142,073,586

Liabilities
Payable for investments purchased	23,194,016
Payable for capital shares redeemed	365,532
Payable for variation margin on swap agreements	33,343
Unrealized depreciation on forward foreign currency exchange contracts	7,219
Accrued management fees	808,492
24,408,602

Net Assets	$1,117,664,984

Net Assets Consist of:
Capital (par value and paid-in surplus)	$774,332,188
Distributable earnings	343,332,796
$1,117,664,984

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,002,740,161	43,661,755	$22.97
I Class, $0.01 Par Value	$107,875,150	4,693,536	$22.98
R5 Class, $0.01 Par Value	$7,049,673	306,765	$22.98

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,391)	$9,012,265
Interest (net of foreign taxes withheld of $41)	7,570,406
16,582,671

Expenses:
Management fees	9,247,090
Directors' fees and expenses	27,073
Other expenses	7,917
9,282,080

Net investment income (loss)	7,300,591

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	205,662,734
Futures contract transactions	2,184,983
Swap agreement transactions	(65,821)
Foreign currency translation transactions	(11,220)
207,770,676

Change in net unrealized appreciation (depreciation) on:
Investments	906,234
Forward foreign currency exchange contracts	77,149
Futures contracts	67,522
Swap agreements	1,145,684
2,196,589

Net realized and unrealized gain (loss)	209,967,265

Net Increase (Decrease) in Net Assets Resulting from Operations	$217,267,856

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$7,300,591	$9,729,769
Net realized gain (loss)	207,770,676	53,394,706
Change in net unrealized appreciation (depreciation)	2,196,589	2,590,228
Net increase (decrease) in net assets resulting from operations	217,267,856	65,714,703

Distributions to Shareholders
From earnings:
Investor Class	(51,263,128)	(40,169,645)
I Class	(6,239,355)	(3,755,952)
R5 Class	(238,351)	(156,553)
Decrease in net assets from distributions	(57,740,834)	(44,082,150)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	13,739,758	12,514,699

Net increase (decrease) in net assets	173,266,780	34,147,252

Net Assets
Beginning of period	944,398,204	910,250,952
End of period	$1,117,664,984	$944,398,204

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers the Investor Class, I Class and R5 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.900%	0.90%
I Class	0.600% to 0.700%	0.70%
R5 Class	0.600% to 0.700%	0.70%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,662,771 and $7,639,521, respectively. The effect of interfund transactions on the Statement of Operations was $912,440 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $2,387,533,166, of which $619,028,023 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 totaled $2,429,344,121, of which $632,945,420 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	530,000,000		530,000,000
Sold	4,157,746	$88,713,677	4,046,798	$78,184,412
Issued in reinvestment of distributions	2,448,377	49,436,486	2,048,400	39,160,124
Redeemed	(5,592,077)	(119,705,514)	(6,997,025)	(132,646,617)
	1,014,046	18,444,649	(901,827)	(15,302,081)
I Class/Shares Authorized	50,000,000		50,000,000
Sold	904,798	19,191,359	2,500,437	47,238,943
Issued in reinvestment of distributions	308,467	6,238,096	196,097	3,754,687
Redeemed	(1,561,092)	(32,908,772)	(1,231,351)	(23,595,556)
	(347,827)	(7,479,317)	1,465,183	27,398,074
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	132,639	2,910,360	26,145	502,174
Issued in reinvestment of distributions	11,751	238,351	8,180	156,553
Redeemed	(17,242)	(374,285)	(13,204)	(240,021)
	127,148	2,774,426	21,121	418,706
Net increase (decrease)	793,367	$13,739,758	584,477	$12,514,699

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$673,990,137	$10,921,708	—
U.S. Treasury Securities	—	168,674,427	—
Corporate Bonds	—	119,793,254	—
U.S. Government Agency Mortgage-Backed Securities	—	44,490,874	—
Collateralized Loan Obligations	—	31,054,049	—
Collateralized Mortgage Obligations	—	26,178,127	—
Asset-Backed Securities	—	22,746,432	—
Commercial Mortgage-Backed Securities	—	8,460,144	—
Municipal Securities	—	7,606,956	—
Exchange-Traded Funds	3,908,061	—	—
U.S. Government Agency Securities	—	3,075,209	—
Sovereign Governments and Agencies	—	1,618,797	—
Bank Loan Obligations	—	1,357,589	—
Preferred Stocks	—	427,072	—
Temporary Cash Investments	13,725,310	—	—
	$691,623,508	$446,404,638	—
Other Financial Instruments
Futures Contracts	$136,022	—	—
Swap Agreements	—	$1,109,758	—
Forward Foreign Currency Exchange Contracts	—	84,368	—
	$136,022	$1,194,126	—

Liabilities
Other Financial Instruments
Futures Contracts	$109,471	—	—
Forward Foreign Currency Exchange Contracts	—	$7,219	—
	$109,471	$7,219	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $8,866,667.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $6,110,913 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $8,069,795.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $31,437,161 futures contracts purchased and $8,242,622 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $13,575,000.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$84,368	Unrealized depreciation on forward foreign currency exchange contracts	$7,219
Interest Rate Risk	Receivable for variation margin on futures contracts*	33,767	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	33,343
		$118,135		$40,562
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(136,488)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Equity Price Risk	Net realized gain (loss) on futures contract transactions	1,970,351	Change in net unrealized appreciation (depreciation) on futures contracts	$94,605
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	—	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	77,149
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	214,632	Change in net unrealized appreciation (depreciation) on futures contracts	(27,083)
Other Contracts	Net realized gain (loss) on swap agreement transactions	70,667	Change in net unrealized appreciation (depreciation) on swap agreements	1,145,684
		$2,119,162		$1,290,355

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$8,419,510	$13,199,357
Long-term capital gains	$49,321,324	$30,882,793

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$990,517,547
Gross tax appreciation of investments	$159,643,267
Gross tax depreciation of investments	(12,132,668)
Net tax appreciation (depreciation) of investments	147,510,599
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,108,415
Net tax appreciation (depreciation)	$148,619,014
Other book-to-tax adjustments	$(156,390)
Undistributed ordinary income	$87,967,892
Accumulated long-term gains	$106,902,280

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$19.73	0.14	4.30	4.44	(0.17)	(1.03)	(1.20)	$22.97	23.34%	0.90%	0.67%	225%	$1,002,740
2020	$19.25	0.20	1.22	1.42	(0.25)	(0.69)	(0.94)	$19.73	7.54%	0.90%	1.03%	165%	$841,328
2019	$18.55	0.29	1.73	2.02	(0.29)	(1.03)	(1.32)	$19.25	11.82%	0.90%	1.58%	101%	$838,309
2018	$19.31	0.25	0.09	0.34	(0.25)	(0.85)	(1.10)	$18.55	1.72%	0.90%	1.32%	115%	$798,120
2017	$17.39	0.26	2.10	2.36	(0.28)	(0.16)	(0.44)	$19.31	13.78%	0.91%	1.44%	112%	$814,569
I Class
2021	$19.74	0.19	4.29	4.48	(0.21)	(1.03)	(1.24)	$22.98	23.58%	0.70%	0.87%	225%	$107,875
2020	$19.26	0.23	1.23	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$99,524
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$68,889
2018	$19.32	0.29	0.09	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.92%	0.70%	1.52%	115%	$62,077
2017	$17.40	0.30	2.09	2.39	(0.31)	(0.16)	(0.47)	$19.32	13.99%	0.71%	1.64%	112%	$73,385
R5 Class
2021	$19.74	0.18	4.30	4.48	(0.21)	(1.03)	(1.24)	$22.98	23.58%	0.70%	0.87%	225%	$7,050
2020	$19.26	0.24	1.22	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$3,545
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$3,053
2018	$19.32	0.30	0.08	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.93%	0.70%	1.52%	115%	$2,574
2017(3)	$18.18	0.17	1.14	1.31	(0.17)	—	(0.17)	$19.32	7.21%	0.71%(4)	1.66%(4)	112%(5)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $7,740,458, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $54,936,633, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $4,614,219 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.

The fund utilized earnings and profits of $10,642,630 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 2112

Annual Report

October 31, 2021

Growth Fund
Investor Class (TWCGX)
I Class (TWGIX)
Y Class (AGYWX)
A Class (TCRAX)
C Class (TWRCX)
R Class (AGWRX)
R5 Class (AGWUX)
R6 Class (AGRDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	43.66%	24.51%	17.86%	—	6/30/71
Russell 1000 Growth Index	—	43.21%	25.47%	19.41%	—	—
I Class	TWGIX	43.95%	24.76%	18.10%	—	6/16/97
Y Class	AGYWX	44.13%	—	—	24.53%	4/10/17
A Class	TCRAX					6/4/97
No sales charge		43.31%	24.20%	17.57%	—
With sales charge		35.07%	22.74%	16.88%	—
C Class	TWRCX	42.23%	23.28%	16.69%	—	3/1/10
R Class	AGWRX	42.94%	23.89%	17.28%	—	8/29/03
R5 Class	AGWUX	43.96%	—	—	24.34%	4/10/17
R6 Class	AGRDX	44.15%	24.95%	—	18.67%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $51,803

Russell 1000 Growth Index — $59,008

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.97%	0.77%	0.62%	1.22%	1.97%	1.47%	0.77%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Scott Marolf

Greg Woodhams left the portfolio management team September 1, 2021. He is retiring, effective December 31, 2021. Joe Reiland was named portfolio manager.

Performance Summary

Growth returned 43.66%* for the 12 months ended October 31, 2021, versus the 43.21% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the Russell 1000 Growth Index, all sectors posted double-digit gains, led by energy, which surged on demand and limited supply as the economy began to reopen. Materials was the weakest sector.

Stock selection in the communication services and industrials sectors helped drive outperformance relative to the benchmark. Stock decisions in the financials and consumer staples sectors weighed on performance.

Communication Services Stocks Were Top Contributors

Interactive media and services stocks led outperformance in the communication services sector. Alphabet was a major industry contributor. Digital advertising remained a strength for Google’s parent company, driven by sustained e-commerce and reopening activity. Its YouTube business, in particular, was strong as new advertising products across both brand and direct response have been favorably received.

Other top contributors included ASML Holding. This Netherlands-based semiconductor equipment manufacturer outperformed due to strong demand for its extreme ultraviolet lithography technology that allows semiconductor manufacturers to make smaller and more efficient chips. Demand for semiconductors has been strong and manufacturers need new equipment to increase production. NVIDIA, a gaming and artificial intelligence chipmaker, benefited relative performance. NVIDIA reported better-than-expected earnings and offered positive forward guidance based on strength in data center and gaming CPUs.

Microsoft reported strong revenue and earnings growth, and the stock also received a tailwind from large-capitalization software returning to favor. The messaging software company Slack Technologies rose sharply following the announcement that it would be acquired by salesforce.com. As a result of the deal, Slack was eliminated from the portfolio. Not owning Zoom Video Communications helped performance. After benefiting from the pandemic in 2020, investors reallocated capital in 2021 to stocks expected to benefit from the reopening of the economy. Zoom was a victim of the market’s swing, and our lack of exposure was helpful.

Financials Hampered Performance

Stock choices in the insurance industry weighed on relative performance in the financials sector. SelectQuote offers consumers a platform to compare insurance policies. The company and the industry in general have struggled with plan persistency, the percentage of policyholders that continue paying premiums. As a result, SelectQuote offered disappointing guidance for next year.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Elsewhere, underweighting Tesla detracted. The electric carmaker continued to benefit from solid fundamental reports and strong demand for its vehicles. The stock also got a boost when it was added to the S&P 500 Index. Visa underperformed. The digital payments company’s stock lagged on concerns about potential renewed restrictions due to the COVID-19 delta variant, which could reduce travel and cross-border transaction volumes. Splunk offers cloud-based data analysis software that helps companies understand how efficiently their internal operations are running. Investors appeared concerned about increasing competition, and Splunk experienced some leadership changes.

Not owning Moderna detracted. The biotechnology company’s stock surged on excitement around its successful COVID-19 vaccine, booster shots and the potential for annual boosters beyond 2021. While we are impressed by the speed of development and effectiveness of Moderna’s messenger RNA drug development technology, the market seemed to be ascribing quite a bit of long-term value to COVID-19 vaccine revenue, which is highly uncertain. Zendesk, a cloud-based customer support software company, missed revenue and earnings forecasts due to lower revenue from one of its consumption-based products and a greater mix shift to enterprise deals, which have larger, longer-term contracts over time, but recognize less revenue up front. We view this as a positive long-term sign for the business despite the impact to revenue in the near term.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was communication services. The largest underweight was financials.

6

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.3%
Other Assets and Liabilities	(0.4)%

Top Five Industries	% of net assets
Software	18.3%
Interactive Media and Services	11.4%
Semiconductors and Semiconductor Equipment	8.4%
Technology Hardware, Storage and Peripherals	8.3%
Internet and Direct Marketing Retail	7.9%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,151.00	$5.20	0.96%
I Class	$1,000	$1,152.30	$4.12	0.76%
Y Class	$1,000	$1,152.90	$3.31	0.61%
A Class	$1,000	$1,149.60	$6.56	1.21%
C Class	$1,000	$1,145.30	$10.60	1.96%
R Class	$1,000	$1,148.20	$7.91	1.46%
R5 Class	$1,000	$1,152.30	$4.12	0.76%
R6 Class	$1,000	$1,153.00	$3.31	0.61%
Hypothetical
Investor Class	$1,000	$1,020.37	$4.89	0.96%
I Class	$1,000	$1,021.37	$3.87	0.76%
Y Class	$1,000	$1,022.13	$3.11	0.61%
A Class	$1,000	$1,019.11	$6.16	1.21%
C Class	$1,000	$1,015.33	$9.96	1.96%
R Class	$1,000	$1,017.85	$7.43	1.46%
R5 Class	$1,000	$1,021.37	$3.87	0.76%
R6 Class	$1,000	$1,022.13	$3.11	0.61%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.6%
Air Freight and Logistics — 1.8%
United Parcel Service, Inc., Class B	1,109,503	$236,845,605
Auto Components — 2.0%
Aptiv plc(1)	1,544,522	267,032,409
Automobiles — 3.8%
Tesla, Inc.(1)	453,902	505,646,828
Beverages — 1.7%
PepsiCo, Inc.	1,448,444	234,068,550
Biotechnology — 1.4%
Amgen, Inc.	368,658	76,301,147
CRISPR Therapeutics AG(1)	315,752	28,837,630
Natera, Inc.(1)	271,081	31,057,750
Vertex Pharmaceuticals, Inc.(1)	284,799	52,667,879
		188,864,406
Building Products — 1.0%
Masco Corp.	1,006,138	65,952,346
Trex Co., Inc.(1)	655,699	69,766,374
		135,718,720
Capital Markets — 1.6%
S&P Global, Inc.	456,690	216,544,130
Chemicals — 0.8%
Air Products and Chemicals, Inc.	347,864	104,293,106
Electrical Equipment — 2.5%
Ballard Power Systems, Inc.(1)(2)	1,968,502	35,669,256
Generac Holdings, Inc.(1)	249,904	124,592,138
Rockwell Automation, Inc.	568,397	181,546,002
		341,807,396
Electronic Equipment, Instruments and Components — 2.2%
CDW Corp.	419,393	78,279,704
Cognex Corp.	1,180,179	103,371,879
Keysight Technologies, Inc.(1)	662,422	119,249,208
		300,900,791
Entertainment — 1.7%
Liberty Media Corp.-Liberty Formula One, Class C(1)	900,001	50,220,056
Take-Two Interactive Software, Inc.(1)	348,043	62,995,783
Walt Disney Co. (The)(1)	709,297	119,920,844
		233,136,683
Equity Real Estate Investment Trusts (REITs) — 1.0%
SBA Communications Corp.	400,851	138,425,876
Food Products — 0.9%
Mondelez International, Inc., Class A	1,749,518	106,265,723
Vital Farms, Inc.(1)	863,807	14,183,711
		120,449,434
Health Care Equipment and Supplies — 2.7%
DexCom, Inc.(1)	178,424	111,195,621
Edwards Lifesciences Corp.(1)	544,820	65,280,332
IDEXX Laboratories, Inc.(1)	92,996	61,948,356
10

	Shares	Value
Intuitive Surgical, Inc.(1)	361,521	$130,556,079
		368,980,388
Health Care Providers and Services — 1.7%
Guardant Health, Inc.(1)	163,169	19,056,507
UnitedHealth Group, Inc.	452,104	208,180,329
		227,236,836
Hotels, Restaurants and Leisure — 1.2%
Chipotle Mexican Grill, Inc.(1)	46,360	82,475,831
Dutch Bros, Inc., Class A(1)	305,562	23,296,047
Expedia Group, Inc.(1)	358,770	58,985,375
		164,757,253
Household Products — 0.7%
Procter & Gamble Co. (The)	679,519	97,164,422
Insurance — 0.2%
SelectQuote, Inc.(1)	2,119,105	28,162,906
Interactive Media and Services — 11.4%
Alphabet, Inc., Class A(1)	385,366	1,141,037,897
Meta Platforms, Inc., Class A(1)	903,958	292,493,690
Snap, Inc., Class A(1)	815,202	42,863,321
Twitter, Inc.(1)	964,424	51,635,261
		1,528,030,169
Internet and Direct Marketing Retail — 7.9%
Amazon.com, Inc.(1)	294,237	992,293,686
Chewy, Inc., Class A(1)(2)	920,648	69,785,118
		1,062,078,804
IT Services — 7.5%
Okta, Inc.(1)	225,222	55,670,374
PayPal Holdings, Inc.(1)	1,452,956	337,943,036
Shopify, Inc., Class A(1)	25,756	37,777,098
Twilio, Inc., Class A(1)	142,767	41,596,593
Visa, Inc., Class A	2,556,549	541,400,382
		1,014,387,483
Life Sciences Tools and Services — 1.5%
10X Genomics, Inc., Class A(1)	207,414	33,449,656
Agilent Technologies, Inc.	790,742	124,533,957
Repligen Corp.(1)	130,228	37,831,234
		195,814,847
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	244,542	79,312,307
Pharmaceuticals — 1.6%
Novo Nordisk A/S, B Shares	509,071	55,822,108
Zoetis, Inc.	738,824	159,733,749
		215,555,857
Road and Rail — 1.1%
Lyft, Inc., Class A(1)	1,254,825	57,558,823
Union Pacific Corp.	384,246	92,756,984
		150,315,807
Semiconductors and Semiconductor Equipment — 8.4%
Advanced Micro Devices, Inc.(1)	1,878,792	225,887,162
Analog Devices, Inc.	763,597	132,476,444
ASML Holding NV(2)	269,648	219,196,752
11

	Shares/Principal Amount	Value
NVIDIA Corp.	2,143,128	$547,933,536
		1,125,493,894
Software — 18.3%
Datadog, Inc., Class A(1)	539,262	90,083,717
DocuSign, Inc.(1)	294,429	81,936,646
Microsoft Corp.	5,529,433	1,833,670,572
PagerDuty, Inc.(1)	1,381,477	57,676,665
Paycor HCM, Inc.(1)	432,050	14,015,702
salesforce.com, Inc.(1)	341,284	102,279,402
Splunk, Inc.(1)	501,498	82,656,900
Workday, Inc., Class A(1)	357,466	103,657,991
Zendesk, Inc.(1)	1,012,948	103,118,106
		2,469,095,701
Specialty Retail — 2.3%
Home Depot, Inc. (The)	814,806	302,895,982
Technology Hardware, Storage and Peripherals — 8.3%
Apple, Inc.	7,486,259	1,121,441,598
Textiles, Apparel and Luxury Goods — 1.8%
NIKE, Inc., Class B	1,404,939	235,032,245
TOTAL COMMON STOCKS (Cost $5,236,915,174)		13,409,490,433
TEMPORARY CASH INVESTMENTS — 0.5%
Federal Farm Credit Discount Notes, 0.00%, 11/1/21(3)	$8,000,000	8,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $12,674,925), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $12,411,314)		12,411,304
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $42,204,636), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $41,377,034)		41,377,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,655,708	1,655,708
TOTAL TEMPORARY CASH INVESTMENTS (Cost $63,444,012)		63,444,012
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $45,634,735)	45,634,735	45,634,735
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $5,345,993,921)		13,518,569,180
OTHER ASSETS AND LIABILITIES — (0.4)%		(50,498,071)
TOTAL NET ASSETS — 100.0%		$13,468,071,109

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,713,887	USD	10,200,555	Credit Suisse AG	12/31/21	$(111,235)
EUR	12,208,888	USD	14,194,541	Credit Suisse AG	12/31/21	(58,557)
EUR	4,132,602	USD	4,791,893	Credit Suisse AG	12/31/21	(6,985)
EUR	3,589,460	USD	4,177,446	Credit Suisse AG	12/31/21	(21,412)
EUR	4,935,508	USD	5,738,244	Credit Suisse AG	12/31/21	(23,697)
EUR	6,116,251	USD	7,118,479	Credit Suisse AG	12/31/21	(36,815)
USD	203,130,201	EUR	172,790,004	Credit Suisse AG	12/31/21	3,066,380
USD	6,123,951	EUR	5,218,886	Credit Suisse AG	12/31/21	81,296
USD	6,906,731	EUR	5,974,562	Credit Suisse AG	12/31/21	(10,878)
USD	8,030,540	EUR	6,919,157	Credit Suisse AG	12/31/21	19,237
USD	4,627,956	EUR	3,967,298	Credit Suisse AG	12/31/21	34,445
USD	4,767,213	EUR	4,075,405	Credit Suisse AG	12/31/21	48,531
						$2,980,310

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
NASDAQ 100 E-Mini	107	December 2021	$33,894,390	$2,776,235
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $257,082,522. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)The rate indicated is the yield to maturity at purchase.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $268,663,814, which includes securities collateral of $223,029,079.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $5,300,359,186) — including $257,082,522 of securities on loan	$13,472,934,445
Investment made with cash collateral received for securities on loan, at value (cost of $45,634,735)	45,634,735
Total investment securities, at value (cost of $5,345,993,921)	13,518,569,180
Deposits with broker for futures contracts	1,819,000
Receivable for investments sold	13,345,917
Receivable for capital shares sold	2,031,249
Receivable for variation margin on futures contracts	524,871
Unrealized appreciation on forward foreign currency exchange contracts	3,249,889
Dividends and interest receivable	1,798,025
Securities lending receivable	25,071
13,541,363,202

Liabilities
Payable for collateral received for securities on loan	45,634,735
Payable for investments purchased	13,207,889
Payable for capital shares redeemed	4,333,443
Unrealized depreciation on forward foreign currency exchange contracts	269,579
Accrued management fees	9,760,886
Distribution and service fees payable	85,561
73,292,093

Net Assets	$13,468,071,109

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,092,023,055
Distributable earnings	9,376,048,054
$13,468,071,109

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$10,186,486,082	174,934,567	$58.23
I Class, $0.01 Par Value	$2,061,818,979	34,539,015	$59.70
Y Class, $0.01 Par Value	$66,916,037	1,117,819	$59.86
A Class, $0.01 Par Value	$144,743,158	2,595,076	$55.78*
C Class, $0.01 Par Value	$12,674,358	247,725	$51.16
R Class, $0.01 Par Value	$114,022,365	2,123,597	$53.69
R5 Class, $0.01 Par Value	$4,949,668	82,832	$59.76
R6 Class, $0.01 Par Value	$876,460,462	14,664,386	$59.77
*Maximum offering price $59.18 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $427,223)	$72,450,100
Securities lending, net	218,354
Interest	18,465
72,686,919

Expenses:
Management fees	109,695,122
Distribution and service fees:
A Class	313,544
C Class	122,539
R Class	533,621
Directors' fees and expenses	307,769
Other expenses	19,869
110,992,464
Fees waived(1)	(367,870)
110,624,594

Net investment income (loss)	(37,937,675)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	1,348,339,485
Forward foreign currency exchange contract transactions	2,124,750
Futures contract transactions	15,934,905
Foreign currency translation transactions	(27,709)
1,366,371,431

Change in net unrealized appreciation (depreciation) on:
Investments	2,971,421,235
Forward foreign currency exchange contracts	2,236,205
Futures contracts	2,776,235
Translation of assets and liabilities in foreign currencies	(12,903)
2,976,420,772

Net realized and unrealized gain (loss)	4,342,792,203

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,304,854,528
(1)Amount consists of $277,876, $56,936, $1,834, $3,905, $343, $3,133, $134 and $23,709 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$(37,937,675)	$238,951
Net realized gain (loss)	1,366,371,431	599,196,803
Change in net unrealized appreciation (depreciation)	2,976,420,772	1,536,989,906
Net increase (decrease) in net assets resulting from operations	4,304,854,528	2,136,425,660

Distributions to Shareholders
From earnings:
Investor Class	(282,536,663)	(480,259,209)
I Class	(62,416,300)	(114,436,997)
Y Class	(1,866,955)	(4,514,391)
A Class	(3,978,341)	(7,229,137)
C Class	(543,385)	(744,058)
R Class	(3,787,686)	(7,119,319)
R5 Class	(15,831)	(42,460)
R6 Class	(21,373,938)	(41,181,311)
Decrease in net assets from distributions	(376,519,099)	(655,526,882)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(712,757,144)	728,589,142

Net increase (decrease) in net assets	3,215,578,285	2,209,487,920

Net Assets
Beginning of period	10,252,492,824	8,043,004,904
End of period	$13,468,071,109	$10,252,492,824

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$45,634,735	—	—	—	$45,634,735
Gross amount of recognized liabilities for securities lending transactions					$45,634,735
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation. Effective August 1, 2021, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.95% for Investor Class, A Class, C Class and R Class, 0.75% for I Class and R5 Class, and 0.60% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.96%	0.96%
I Class	0.600% to 0.790%	0.76%	0.76%
Y Class	0.450% to 0.640%	0.61%	0.61%
A Class	0.800% to 0.990%	0.96%	0.96%
C Class	0.800% to 0.990%	0.96%	0.96%
R Class	0.800% to 0.990%	0.96%	0.96%
R5 Class	0.600% to 0.790%	0.76%	0.76%
R6 Class	0.450% to 0.640%	0.61%	0.61%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

20

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $3,320,944 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2021 were $2,470,610,649 and $3,567,997,321, respectively.

For the period ended October 31, 2021, the fund incurred net realized gains of $41,171,480 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	5,305,769	$264,722,721	9,314,651	$343,295,401
Issued in connection with reorganization (Note 10)	—	—	33,740,937	1,281,095,913
Issued in reinvestment of distributions	5,939,447	269,212,365	12,608,305	463,439,340
Redeemed	(18,886,054)	(939,574,506)	(38,931,327)	(1,459,424,248)
	(7,640,838)	(405,639,420)	16,732,566	628,406,406
I Class/Shares Authorized	460,000,000		460,000,000
Sold	5,030,555	253,476,557	14,389,473	554,081,579
Issued in connection with reorganization (Note 10)	—	—	238,480	9,244,211
Issued in reinvestment of distributions	1,332,209	61,801,158	3,019,127	113,217,452
Redeemed	(11,938,383)	(624,523,946)	(15,353,587)	(606,960,175)
	(5,575,619)	(309,246,231)	2,293,493	69,583,067
Y Class/Shares Authorized	40,000,000		40,000,000
Sold	125,001	6,382,042	153,010	5,711,874
Issued in reinvestment of distributions	39,621	1,840,784	119,002	4,461,395
Redeemed	(259,242)	(13,213,793)	(524,867)	(19,910,740)
	(94,620)	(4,990,967)	(252,855)	(9,737,471)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	674,956	32,255,963	683,766	24,686,474
Issued in connection with reorganization (Note 10)	—	—	422,151	15,436,291
Issued in reinvestment of distributions	83,670	3,641,339	164,961	5,847,619
Redeemed	(704,720)	(33,762,086)	(1,436,368)	(51,778,786)
	53,906	2,135,216	(165,490)	(5,808,402)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	35,432	1,582,981	74,102	2,515,992
Issued in connection with reorganization (Note 10)	—	—	124,022	4,225,593
Issued in reinvestment of distributions	12,972	521,225	20,026	661,725
Redeemed	(162,645)	(6,793,871)	(115,923)	(3,918,628)
	(114,241)	(4,689,665)	102,227	3,484,682
R Class/Shares Authorized	40,000,000		40,000,000
Sold	242,169	11,219,666	431,377	15,135,430
Issued in connection with reorganization (Note 10)	—	—	461,820	16,348,203
Issued in reinvestment of distributions	89,107	3,740,945	205,542	7,043,451
Redeemed	(675,841)	(31,093,859)	(1,236,289)	(42,445,952)
	(344,565)	(16,133,248)	(137,550)	(3,918,868)
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	75,078	3,866,385	999	38,826
Issued in reinvestment of distributions	341	15,831	1,135	42,460
Redeemed	(2,678)	(146,108)	(6,612)	(240,109)
	72,741	3,736,108	(4,478)	(158,823)
R6 Class/Shares Authorized	200,000,000		200,000,000
Sold	3,696,574	190,995,553	4,275,401	166,984,195
Issued in reinvestment of distributions	460,844	21,373,938	1,098,511	41,181,311
Redeemed	(3,762,407)	(190,298,428)	(4,210,873)	(161,426,955)
	395,011	22,071,063	1,163,039	46,738,551
Net increase (decrease)	(13,248,225)	$(712,757,144)	19,730,952	$728,589,142
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$13,134,471,573	$275,018,860	—
Temporary Cash Investments	1,655,708	61,788,304	—
Temporary Cash Investments - Securities Lending Collateral	45,634,735	—	—
	$13,181,762,016	$336,807,164	—
Other Financial Instruments
Futures Contracts	$2,776,235	—	—
Forward Foreign Currency Exchange Contracts	—	$3,249,889	—
	$2,776,235	$3,249,889	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$269,579	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $39,652,153 futures contracts purchased.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $232,100,649.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$524,871	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	3,249,889	Unrealized depreciation on forward foreign currency exchange contracts	$269,579
		$3,774,760		$269,579
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$15,934,905	Change in net unrealized appreciation (depreciation) on futures contracts	$2,776,235
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	2,124,750	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,236,205
		$18,059,655		$5,012,440

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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9. Federal Tax Information

On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $5.3078 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	—	$24,642,374
Long-term capital gains	$376,519,099	$630,884,508

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,359,919,929
Gross tax appreciation of investments	$8,213,286,476
Gross tax depreciation of investments	(54,637,225)
Net tax appreciation (depreciation) of investments	8,158,649,251
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	8,681
Net tax appreciation (depreciation)	$8,158,657,932
Undistributed ordinary income	$79,614,038
Accumulated long-term gains	$1,137,776,084

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Reorganization

On September 11, 2019, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of All Cap Growth Fund, one fund in a series issued by the corporation, were transferred to Growth Fund in exchange for shares of Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on February 21, 2020.

The reorganization was accomplished by a tax-free exchange of shares. On February 21, 2020, All Cap Growth Fund exchanged its shares for shares of Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
All Cap Growth Fund – Investor Class	36,344,493	Growth Fund – Investor Class	33,740,937
All Cap Growth Fund – I Class	256,052	Growth Fund – I Class	238,480
All Cap Growth Fund – A Class	451,934	Growth Fund – A Class	422,151
All Cap Growth Fund – C Class	137,457	Growth Fund – C Class	124,022
All Cap Growth Fund – R Class	495,557	Growth Fund – R Class	461,820

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The net assets of All Cap Growth Fund and Growth Fund immediately before the reorganization were $1,326,350,211 and $8,778,658,792, respectively. All Cap Growth Fund's unrealized appreciation of $530,451,716 was combined with that of Growth Fund. Immediately after the reorganization, the combined net assets were $10,105,009,003.

Assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2020 are as follows:

Net investment income (loss)	$1,186,943
Net realized and unrealized gain (loss)	2,308,332,754
Net increase (decrease) in net assets resulting from operations	$2,309,519,697

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of All Cap Growth Fund that have been included in the fund’s Statement of Operations since February 21, 2020.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$41.94	(0.18)	18.03	17.85	—	(1.56)	(1.56)	$58.23	43.66%	0.96%	0.96%	(0.36)%	(0.36)%	21%	$10,186,486
2020	$35.80	(0.02)	9.12	9.10	(0.15)	(2.81)	(2.96)	$41.94	26.70%	0.97%	0.97%	(0.04)%	(0.04)%	33%	$7,656,430
2019	$34.94	0.08	4.70	4.78	(0.08)	(3.84)	(3.92)	$35.80	16.35%	0.98%	0.98%	0.24%	0.24%	30%	$5,937,959
2018	$34.93	0.04	3.35	3.39	(0.06)	(3.32)	(3.38)	$34.94	10.22%	0.97%	0.97%	0.13%	0.13%	38%	$5,627,171
2017	$28.64	0.08	7.67	7.75	(0.17)	(1.29)	(1.46)	$34.93	28.26%	0.98%	0.98%	0.26%	0.26%	48%	$5,648,965
I Class
2021	$42.87	(0.08)	18.47	18.39	—	(1.56)	(1.56)	$59.70	43.95%	0.76%	0.76%	(0.16)%	(0.16)%	21%	$2,061,819
2020	$36.56	0.06	9.29	9.35	(0.23)	(2.81)	(3.04)	$42.87	26.93%	0.77%	0.77%	0.16%	0.16%	33%	$1,719,814
2019	$35.59	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.56	16.62%	0.78%	0.78%	0.44%	0.44%	30%	$1,382,618
2018	$35.52	0.12	3.40	3.52	(0.13)	(3.32)	(3.45)	$35.59	10.46%	0.77%	0.77%	0.33%	0.33%	38%	$1,230,065
2017	$29.11	0.15	7.78	7.93	(0.23)	(1.29)	(1.52)	$35.52	28.48%	0.78%	0.78%	0.46%	0.46%	48%	$1,271,821

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$42.93	(0.01)	18.50	18.49	—	(1.56)	(1.56)	$59.86	44.13%	0.61%	0.61%	(0.01)%	(0.01)%	21%	$66,916
2020	$36.61	0.13	9.30	9.43	(0.30)	(2.81)	(3.11)	$42.93	27.15%	0.62%	0.62%	0.31%	0.31%	33%	$52,046
2019	$35.64	0.20	4.81	5.01	(0.20)	(3.84)	(4.04)	$36.61	16.78%	0.63%	0.63%	0.59%	0.59%	30%	$53,641
2018	$35.54	0.17	3.40	3.57	(0.15)	(3.32)	(3.47)	$35.64	10.61%	0.62%	0.62%	0.48%	0.48%	38%	$52,601
2017(3)	$30.93	0.08	4.53	4.61	—	—	—	$35.54	14.90%	0.63%(4)	0.63%(4)	0.43%(4)	0.43%(4)	48%(5)	$56,218
A Class
2021	$40.32	(0.30)	17.32	17.02	—	(1.56)	(1.56)	$55.78	43.31%	1.21%	1.21%	(0.61)%	(0.61)%	21%	$144,743
2020	$34.52	(0.10)	8.75	8.65	(0.04)	(2.81)	(2.85)	$40.32	26.38%	1.22%	1.22%	(0.29)%	(0.29)%	33%	$102,472
2019	$33.82	—(6)	4.54	4.54	—	(3.84)	(3.84)	$34.52	16.06%	1.23%	1.23%	(0.01)%	(0.01)%	30%	$93,422
2018	$33.94	(0.04)	3.24	3.20	—	(3.32)	(3.32)	$33.82	9.94%	1.22%	1.22%	(0.12)%	(0.12)%	38%	$103,115
2017	$27.86	0.01	7.46	7.47	(0.10)	(1.29)	(1.39)	$33.94	27.95%	1.23%	1.23%	0.01%	0.01%	48%	$113,348
C Class
2021	$37.37	(0.59)	15.94	15.35	—	(1.56)	(1.56)	$51.16	42.23%	1.96%	1.96%	(1.36)%	(1.36)%	21%	$12,674
2020	$32.37	(0.37)	8.18	7.81	—	(2.81)	(2.81)	$37.37	25.43%	1.97%	1.97%	(1.04)%	(1.04)%	33%	$13,527
2019	$32.18	(0.23)	4.26	4.03	—	(3.84)	(3.84)	$32.37	15.23%	1.98%	1.98%	(0.76)%	(0.76)%	30%	$8,408
2018	$32.67	(0.29)	3.12	2.83	—	(3.32)	(3.32)	$32.18	9.12%	1.97%	1.97%	(0.87)%	(0.87)%	38%	$9,871
2017	$26.97	(0.21)	7.20	6.99	—	(1.29)	(1.29)	$32.67	26.99%	1.98%	1.98%	(0.74)%	(0.74)%	48%	$9,962

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$38.96	(0.40)	16.69	16.29	—	(1.56)	(1.56)	$53.69	42.94%	1.46%	1.46%	(0.86)%	(0.86)%	21%	$114,022
2020	$33.50	(0.19)	8.49	8.30	(0.03)	(2.81)	(2.84)	$38.96	26.07%	1.47%	1.47%	(0.54)%	(0.54)%	33%	$96,170
2019	$33.02	(0.08)	4.40	4.32	—	(3.84)	(3.84)	$33.50	15.78%	1.48%	1.48%	(0.26)%	(0.26)%	30%	$87,302
2018	$33.29	(0.13)	3.18	3.05	—	(3.32)	(3.32)	$33.02	9.66%	1.47%	1.47%	(0.37)%	(0.37)%	38%	$100,915
2017	$27.35	(0.07)	7.32	7.25	(0.02)	(1.29)	(1.31)	$33.29	27.62%	1.48%	1.48%	(0.24)%	(0.24)%	48%	$104,368
R5 Class
2021	$42.91	(0.09)	18.50	18.41	—	(1.56)	(1.56)	$59.76	43.96%	0.76%	0.76%	(0.16)%	(0.16)%	21%	$4,950
2020	$36.59	0.08	9.28	9.36	(0.23)	(2.81)	(3.04)	$42.91	26.94%	0.77%	0.77%	0.16%	0.16%	33%	$433
2019	$35.62	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.59	16.61%	0.78%	0.78%	0.44%	0.44%	30%	$533
2018	$35.53	0.12	3.40	3.52	(0.11)	(3.32)	(3.43)	$35.62	10.45%	0.77%	0.77%	0.33%	0.33%	38%	$404
2017(3)	$30.95	0.05	4.53	4.58	—	—	—	$35.53	14.80%	0.78%(4)	0.78%(4)	0.27%(4)	0.27%(4)	48%(5)	$6
R6 Class
2021	$42.86	(0.01)	18.48	18.47	—	(1.56)	(1.56)	$59.77	44.15%	0.61%	0.61%	(0.01)%	(0.01)%	21%	$876,460
2020	$36.56	0.12	9.29	9.41	(0.30)	(2.81)	(3.11)	$42.86	27.13%	0.62%	0.62%	0.31%	0.31%	33%	$611,600
2019	$35.59	0.21	4.80	5.01	(0.20)	(3.84)	(4.04)	$36.56	16.81%	0.63%	0.63%	0.59%	0.59%	30%	$479,123
2018	$35.53	0.17	3.40	3.57	(0.19)	(3.32)	(3.51)	$35.59	10.60%	0.62%	0.62%	0.48%	0.48%	38%	$834,003
2017	$29.11	0.18	7.80	7.98	(0.27)	(1.29)	(1.56)	$35.53	28.71%	0.63%	0.63%	0.61%	0.61%	48%	$963,039

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
31

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

34

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal and formed a subcommittee to evaluate the Fund’s competitive market. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

35

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
36

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.02% (e.g., the Investor Class unified fee will be reduced from 0.97% to 0.95%), for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

37

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $448,038,724, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $5,826,912 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.

The fund utilized earnings and profits of $77,346,537 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 2112

Annual Report

October 31, 2021

Heritage Fund
Investor Class (TWHIX)
I Class (ATHIX)
Y Class (ATHYX)
A Class (ATHAX)
C Class (AHGCX)
R Class (ATHWX)
R5 Class (ATHGX)
R6 Class (ATHDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	40.54%	21.64%	15.64%	—	11/10/87
Russell Midcap Growth Index	—	39.43%	21.89%	16.84%	—	—
I Class	ATHIX	40.78%	21.89%	15.87%	—	6/16/97
Y Class	ATHYX	40.98%	—	—	21.90%	4/10/17
A Class	ATHAX					7/11/97
No sales charge		40.12%	21.34%	15.34%	—
With sales charge		32.07%	19.91%	14.66%	—
C Class	AHGCX	39.13%	20.44%	14.48%	—	6/26/01
R Class	ATHWX	39.80%	21.03%	15.06%	—	9/28/07
R5 Class	ATHGX	40.78%	—	—	21.71%	4/10/17
R6 Class	ATHDX	40.98%	22.07%	—	15.70%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $42,800

Russell Midcap Growth Index — $47,478

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

Heritage returned 40.54%* for the 12 months ended October 31, 2021, outpacing the 39.43% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the Russell Midcap Growth Index, energy was the top-performing sector, benefiting from increased demand as global economies began to return to more-normal conditions amid limited supplies. Consumer staples was the only sector to decline.

The information technology and materials sectors led outperformance relative to the benchmark, due primarily to stock selection. Stock decisions in the health care sector detracted.

Information Technology Led Performance

Stock selection in the software industry helped drive the information technology sector and portfolio outperformance relative to the benchmark. HubSpot provides software that allows small businesses to efficiently run and grow their businesses. It offers innovative solutions, and HubSpot benefited from growth in small business formation coming out of the recession, providing a tailwind of new customer acquisition. Atlassian was a top contributor. This software company provides collaborative tools used by small and midsize companies and increasingly larger companies. As pandemic restrictions eased and workers started returning to the office, Atlassian saw renewed growth for its software, driving strong revenue and earnings. Manhattan Associates provides cloud-based supply chain management software. The company reported better-than-expected quarterly earnings throughout the year. Manhattan Associates benefited from the restrictions due to the pandemic, and we believe the transition to online buying and curbside pickup are secular trends that fit with the company’s strengths.

Cybersecurity firm Palo Alto Networks outperformed as companies beefed up their vigilance because of increasing ransomware and other attacks. Demand for Palo Alto’s firewalls and other cloud-based offerings led to strong earnings, and management raised guidance for next year. In IT services, Square was a significant contributor. The payments company outperformed as its main businesses—small retailers and peer to peer—both benefited from the stay-at-home restrictions. Coffee shops and restaurants have had to adjust to new business models, and individuals are increasingly using digital payments. We see these as secular trends that have been accelerated by the pandemic.

Stock selection in the materials sector aided performance. Materials in general benefited from greater demand and firmer pricing due to global supply chain disruptions. Stock decisions in the chemicals industry helped drive outperformance in the sector. Albemarle was a top contributor on demand for lithium, a key ingredient of batteries for electric vehicles.

Health Care Stocks Detracted

Stock choices in the health care sector weighed on performance. Biotechnology company Moderna outperformed after it reported that its COVID-19 vaccine worked well against the virus’s more contagious delta variant. Moderna’s messenger RNA technology is also seen as having potentially

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

wider applications. Our lack of exposure detracted from relative results. Home health and hospice care provider Amedisys lagged after it offered disappointing forward guidance as the pandemic hurt its ability to hire and retain staff.

Other key detractors included The Boston Beer Co. The beverage company’s stock declined after management reported quarterly earnings that fell short of expectations. Much of the weakness was attributed to greater competition and lower demand in the hard seltzer market, impacting the company’s Truly brand. We eliminated our position. The stock of Las Vegas Sands, an operator of casino resorts in Macau and Singapore, was pressured by possible new dividend regulations in Macau that would be harmful to shareholders and concerns about China’s increasing interference in certain sectors. We eliminated our holding because of these uncertainties.

Splunk also hampered performance. We eliminated this security software stock because the company has had execution problems as it moves from an on-premises to a cloud-based subscription service. Additionally, its sales force experienced some leadership changes. SelectQuote offers consumers a platform to compare insurance policies. SelectQuote and the industry in general have struggled with plan persistency, the percentage of policyholders that continue paying premiums. As a result, SelectQuote offered disappointing guidance for next year. We sold our holding.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

As more normal activities resume, we see opportunities in infrastructure build-out, e-commerce, entertainment and other industries. Our key investment themes cross sector boundaries. For example, cybersecurity issues can affect everything from supply chains to meatpacking. Data analytics is important for any enterprise to help control spending and better understand customers.
6

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Software	19.1%
Life Sciences Tools and Services	5.8%
Health Care Equipment and Supplies	5.5%
IT Services	5.5%
Electrical Equipment	5.3%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,098.10	$5.29	1.00%
I Class	$1,000	$1,099.10	$4.23	0.80%
Y Class	$1,000	$1,099.80	$3.44	0.65%
A Class	$1,000	$1,096.10	$6.60	1.25%
C Class	$1,000	$1,092.10	$10.55	2.00%
R Class	$1,000	$1,095.10	$7.92	1.50%
R5 Class	$1,000	$1,098.80	$4.23	0.80%
R6 Class	$1,000	$1,099.80	$3.44	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
Y Class	$1,000	$1,021.93	$3.31	0.65%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R5 Class	$1,000	$1,021.17	$4.08	0.80%
R6 Class	$1,000	$1,021.93	$3.31	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 0.8%
HEICO Corp.	391,532	$54,575,645
Auto Components — 1.8%
Aptiv plc(1)	656,675	113,532,541
Beverages — 0.6%
Celsius Holdings, Inc.(1)	412,988	39,861,602
Biotechnology — 3.2%
Alnylam Pharmaceuticals, Inc.(1)	366,100	58,414,916
Horizon Therapeutics plc(1)	711,406	85,304,693
Natera, Inc.(1)	424,340	48,616,634
Turning Point Therapeutics, Inc.(1)	403,943	16,795,950
		209,132,193
Building Products — 2.3%
Trane Technologies plc	558,498	101,049,043
Zurn Water Solutions Corp.	1,346,505	48,851,202
		149,900,245
Capital Markets — 4.7%
LPL Financial Holdings, Inc.	913,480	149,828,990
MarketAxess Holdings, Inc.	76,065	31,085,483
MSCI, Inc.	180,245	119,841,296
		300,755,769
Chemicals — 1.6%
Albemarle Corp.	186,710	46,765,254
Element Solutions, Inc.	2,465,678	55,995,547
		102,760,801
Communications Equipment — 3.6%
Arista Networks, Inc.(1)	302,307	123,852,155
F5 Networks, Inc.(1)	502,191	106,037,629
		229,889,784
Containers and Packaging — 2.6%
Avery Dennison Corp.	526,866	114,709,266
Ball Corp.	594,223	54,359,520
		169,068,786
Electrical Equipment — 5.3%
AMETEK, Inc.	682,362	90,344,729
Generac Holdings, Inc.(1)	123,705	61,674,365
nVent Electric plc	1,711,449	60,670,867
Plug Power, Inc.(1)	771,927	29,541,646
Regal Rexnord Corp.	358,416	54,597,509
Rockwell Automation, Inc.	145,260	46,396,044
		343,225,160
Electronic Equipment, Instruments and Components — 3.8%
Cognex Corp.	1,150,241	100,749,609
Keysight Technologies, Inc.(1)	788,291	141,908,146
		242,657,755
Entertainment — 2.5%
Live Nation Entertainment, Inc.(1)	476,670	48,215,170
10

	Shares	Value
ROBLOX Corp., Class A(1)	241,928	$20,326,791
Roku, Inc.(1)	253,024	77,147,018
Zynga, Inc., Class A(1)	2,390,455	17,641,558
		163,330,537
Health Care Equipment and Supplies — 5.5%
Align Technology, Inc.(1)	77,891	48,632,804
DexCom, Inc.(1)	190,354	118,630,516
IDEXX Laboratories, Inc.(1)	191,045	127,262,716
Teleflex, Inc.	164,052	58,556,721
		353,082,757
Health Care Providers and Services — 1.5%
Amedisys, Inc.(1)	249,667	42,278,610
Encompass Health Corp.	402,444	25,579,341
R1 RCM, Inc.(1)	1,242,466	26,961,512
		94,819,463
Health Care Technology — 1.8%
Veeva Systems, Inc., Class A(1)	357,647	113,377,675
Hotels, Restaurants and Leisure — 3.4%
Chipotle Mexican Grill, Inc.(1)	46,780	83,223,023
Hilton Worldwide Holdings, Inc.(1)	928,609	133,673,266
		216,896,289
Interactive Media and Services — 2.3%
Match Group, Inc.(1)	603,522	90,999,047
Pinterest, Inc., Class A(1)	1,208,067	53,928,111
		144,927,158
Internet and Direct Marketing Retail — 2.1%
Chewy, Inc., Class A(1)	627,111	47,535,014
Etsy, Inc.(1)	337,146	84,519,131
		132,054,145
IT Services — 5.5%
Cloudflare, Inc., Class A(1)	370,663	72,175,499
EPAM Systems, Inc.(1)	147,354	99,204,607
Okta, Inc.(1)	366,709	90,643,131
Square, Inc., Class A(1)	239,423	60,933,153
Twilio, Inc., Class A(1)	95,757	27,899,760
		350,856,150
Leisure Products — 0.6%
Peloton Interactive, Inc., Class A(1)	419,584	38,366,761
Life Sciences Tools and Services — 5.8%
10X Genomics, Inc., Class A(1)	271,809	43,834,638
Agilent Technologies, Inc.	445,680	70,190,143
Bio-Techne Corp.	164,989	86,396,490
Mettler-Toledo International, Inc.(1)	76,558	113,373,211
Repligen Corp.(1)	208,864	60,674,992
		374,469,474
Machinery — 2.5%
Graco, Inc.	674,083	50,677,560
Parker-Hannifin Corp.	361,056	107,085,599
		157,763,159
Professional Services — 3.9%
CoStar Group, Inc.(1)	650,250	55,954,013
Jacobs Engineering Group, Inc.	667,506	93,731,193
11

	Shares/Principal Amount	Value
TransUnion	338,715	$39,050,452
Verisk Analytics, Inc.	308,331	64,832,759
		253,568,417
Semiconductors and Semiconductor Equipment — 4.6%
Enphase Energy, Inc.(1)	392,694	90,959,711
Marvell Technology, Inc.	1,575,267	107,905,789
Monolithic Power Systems, Inc.	65,217	34,268,925
Skyworks Solutions, Inc.	381,368	63,738,034
		296,872,459
Software — 19.1%
Atlassian Corp. plc, Class A(1)	257,082	117,776,977
Autodesk, Inc.(1)	209,830	66,644,106
Cadence Design Systems, Inc.(1)	1,178,447	204,000,960
Coupa Software, Inc.(1)	160,039	36,440,880
Datadog, Inc., Class A(1)	401,145	67,011,272
DocuSign, Inc.(1)	456,881	127,145,414
HubSpot, Inc.(1)	190,570	154,405,531
Manhattan Associates, Inc.(1)	798,653	144,987,466
Palantir Technologies, Inc., Class A(1)	3,680,157	95,242,463
Palo Alto Networks, Inc.(1)	418,478	213,042,965
		1,226,698,034
Specialty Retail — 4.1%
Burlington Stores, Inc.(1)	351,347	97,073,662
Carvana Co.(1)	186,576	56,566,112
Five Below, Inc.(1)	175,917	34,708,424
Floor & Decor Holdings, Inc., Class A(1)	576,100	78,303,512
		266,651,710
Textiles, Apparel and Luxury Goods — 1.9%
lululemon athletica, Inc.(1)	269,090	125,398,631
Trading Companies and Distributors — 1.2%
W.W. Grainger, Inc.	160,602	74,376,392
TOTAL COMMON STOCKS (Cost $3,948,476,073)		6,338,869,492
TEMPORARY CASH INVESTMENTS — 1.5%
Federal Farm Credit Discount Notes, 0.00%, 11/1/21(2)	$40,000,000	40,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $12,062,274), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $11,811,404)		11,811,395
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 5/15/41, valued at $40,164,623), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $39,377,033)		39,377,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,575,705	1,575,705
TOTAL TEMPORARY CASH INVESTMENTS (Cost $92,764,100)		92,764,100
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $4,041,240,173)		6,431,633,592
OTHER ASSETS AND LIABILITIES — (0.1)%		(4,898,910)
TOTAL NET ASSETS — 100.0%		$6,426,734,682

12

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $4,041,240,173)	$6,431,633,592
Receivable for investments sold	741,076
Receivable for capital shares sold	815,597
Dividends and interest receivable	452,471
Securities lending receivable	542
6,433,643,278

Liabilities
Payable for capital shares redeemed	1,704,031
Accrued management fees	5,096,412
Distribution and service fees payable	108,153
6,908,596

Net Assets	$6,426,734,682

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,409,221,228
Distributable earnings	3,017,513,454
$6,426,734,682

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,307,248,829	176,937,673	$30.00
I Class, $0.01 Par Value	$413,523,193	12,434,258	$33.26
Y Class, $0.01 Par Value	$85,720,189	2,526,403	$33.93
A Class, $0.01 Par Value	$364,851,574	13,971,624	$26.11*
C Class, $0.01 Par Value	$21,836,172	1,288,400	$16.95
R Class, $0.01 Par Value	$37,752,827	1,457,026	$25.91
R5 Class, $0.01 Par Value	$972,666	29,245	$33.26
R6 Class, $0.01 Par Value	$194,829,232	5,742,586	$33.93
*Maximum offering price $27.70 (net asset value divided by 0.9425).

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $38,213)	$20,595,876
Securities lending, net	14,290
Interest	10,746
20,620,912

Expenses:
Management fees	58,171,858
Distribution and service fees:
A Class	857,049
C Class	268,390
R Class	178,970
Directors' fees and expenses	152,532
Other expenses	327
59,629,126

Net investment income (loss)	(39,008,214)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	726,738,007
Forward foreign currency exchange contract transactions	3,774,930
Foreign currency translation transactions	(44,237)
730,468,700

Change in net unrealized appreciation (depreciation) on:
Investments	1,254,683,296
Forward foreign currency exchange contracts	206,369
Translation of assets and liabilities in foreign currencies	(583)
1,254,889,082

Net realized and unrealized gain (loss)	1,985,357,782

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,946,349,568

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$(39,008,214)	$(21,722,245)
Net realized gain (loss)	730,468,700	742,646,637
Change in net unrealized appreciation (depreciation)	1,254,889,082	309,937,844
Net increase (decrease) in net assets resulting from operations	1,946,349,568	1,030,862,236

Distributions to Shareholders
From earnings:
Investor Class	(586,342,385)	(393,425,552)
I Class	(43,469,882)	(30,338,935)
Y Class	(7,086,626)	(5,616,329)
A Class	(45,691,761)	(31,178,565)
C Class	(7,188,612)	(6,010,954)
R Class	(5,053,233)	(3,890,228)
R5 Class	(94,815)	(409,601)
R6 Class	(19,890,507)	(13,008,625)
Decrease in net assets from distributions	(714,817,821)	(483,878,789)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	234,696,206	(129,879,890)

Net increase (decrease) in net assets	1,466,227,953	417,103,557

Net Assets
Beginning of period	4,960,506,729	4,543,403,172
End of period	$6,426,734,682	$4,960,506,729

See Notes to Financial Statements.
16

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.
The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.000%	0.800%	0.650%	1.000%	1.000%	1.000%	0.800%	0.650%

19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $414,003 and $2,367,237, respectively. The effect of interfund transactions on the Statement of Operations was $306,935 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $2,593,202,441 and $3,176,544,249, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	7,069,672	$190,536,048	8,318,301	$170,505,402
Issued in reinvestment of distributions	22,643,103	564,891,390	18,572,102	380,170,938
Redeemed	(20,262,521)	(549,716,482)	(29,696,397)	(623,476,372)
	9,450,254	205,710,956	(2,805,994)	(72,800,032)
I Class/Shares Authorized	175,000,000		175,000,000
Sold	2,723,934	82,538,821	3,026,131	72,188,642
Issued in reinvestment of distributions	1,510,846	41,729,561	1,292,245	28,868,755
Redeemed	(4,129,476)	(124,200,919)	(6,286,808)	(144,634,896)
	105,304	67,463	(1,968,432)	(43,577,499)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	718,287	21,940,985	2,100,087	50,592,554
Issued in reinvestment of distributions	246,029	6,923,247	242,850	5,507,845
Redeemed	(392,997)	(12,068,109)	(1,637,996)	(41,380,807)
	571,319	16,796,123	704,941	14,719,592
A Class/Shares Authorized	170,000,000		170,000,000
Sold	2,270,649	53,457,609	2,133,477	40,359,264
Issued in reinvestment of distributions	1,995,138	43,434,155	1,643,351	29,958,297
Redeemed	(3,292,227)	(78,227,401)	(4,216,962)	(78,996,914)
	973,560	18,664,363	(440,134)	(8,679,353)
C Class/Shares Authorized	70,000,000		70,000,000
Sold	77,895	1,237,207	102,610	1,363,953
Issued in reinvestment of distributions	503,874	7,170,128	435,672	5,615,807
Redeemed	(1,374,461)	(20,969,404)	(1,194,272)	(16,177,174)
	(792,692)	(12,562,069)	(655,990)	(9,197,414)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	267,540	6,273,040	308,951	5,835,185
Issued in reinvestment of distributions	233,252	5,049,747	212,437	3,864,234
Redeemed	(520,917)	(12,173,944)	(719,551)	(13,655,328)
	(20,125)	(851,157)	(198,163)	(3,955,909)
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	1,618	48,767	45,219	1,091,389
Issued in reinvestment of distributions	3,433	94,815	18,335	409,601
Redeemed	(26,019)	(795,308)	(169,115)	(3,123,113)
	(20,968)	(651,726)	(105,561)	(1,622,123)
R6 Class/Shares Authorized	70,000,000		70,000,000
Sold	1,744,294	53,635,470	1,630,358	37,972,288
Issued in reinvestment of distributions	705,357	19,848,742	573,408	13,004,903
Redeemed	(2,188,698)	(65,961,959)	(2,378,050)	(55,744,343)
	260,953	7,522,253	(174,284)	(4,767,152)
Net increase (decrease)	10,527,605	$234,696,206	(5,643,617)	$(129,879,890)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,338,869,492	—	—
Temporary Cash Investments	1,575,705	$91,188,395	—
	$6,340,445,197	$91,188,395	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $100,441,541.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,774,930 in net realized gain (loss) on forward foreign currency exchange contract transactions and $206,369 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
9. Federal Tax Information

On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $3.0780 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$714,817,821	$483,878,789

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,046,358,221
Gross tax appreciation of investments	$2,457,448,994
Gross tax depreciation of investments	(72,173,623)
Net tax appreciation (depreciation) of investments	2,385,275,371
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(388)
Net tax appreciation (depreciation)	$2,385,274,983
Undistributed ordinary income	$137,016,912
Accumulated long-term gains	$495,221,559

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$24.38	(0.18)	9.35	9.17	(3.55)	$30.00	40.54%	1.00%	(0.66)%	44%	$5,307,249
2020	$21.74	(0.10)	5.09	4.99	(2.35)	$24.38	25.00%	1.00%	(0.47)%	85%	$4,083,843
2019	$23.19	(0.08)	2.95	2.87	(4.32)	$21.74	17.22%	1.00%	(0.38)%	82%	$3,702,699
2018	$23.67	(0.07)	1.70	1.63	(2.11)	$23.19	7.16%	1.00%	(0.30)%	85%	$3,787,202
2017	$21.28	(0.03)	4.18	4.15	(1.76)	$23.67	20.77%	1.01%	(0.15)%	56%	$4,083,669
I Class
2021	$26.66	(0.14)	10.29	10.15	(3.55)	$33.26	40.78%	0.80%	(0.46)%	44%	$413,523
2020	$23.52	(0.06)	5.55	5.49	(2.35)	$26.66	25.25%	0.80%	(0.27)%	85%	$328,636
2019	$24.66	(0.04)	3.22	3.18	(4.32)	$23.52	17.50%	0.80%	(0.18)%	82%	$336,242
2018	$25.00	(0.03)	1.80	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$247,267
2017	$22.34	—(3)	4.42	4.42	(1.76)	$25.00	21.01%	0.81%	0.05%	56%	$262,095
Y Class
2021	$27.10	(0.10)	10.48	10.38	(3.55)	$33.93	40.98%	0.65%	(0.31)%	44%	$85,720
2020	$23.84	(0.03)	5.64	5.61	(2.35)	$27.10	25.43%	0.65%	(0.12)%	85%	$52,978
2019	$24.90	(0.01)	3.27	3.26	(4.32)	$23.84	17.68%	0.65%	(0.03)%	82%	$29,803
2018	$25.19	—(3)	1.82	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$9,694
2017(4)	$22.84	0.02	2.33	2.35	—	$25.19	10.29%	0.66%(5)	0.12%(5)	56%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$21.67	(0.22)	8.21	7.99	(3.55)	$26.11	40.12%	1.25%	(0.91)%	44%	$364,852
2020	$19.61	(0.14)	4.55	4.41	(2.35)	$21.67	24.73%	1.25%	(0.72)%	85%	$281,637
2019	$21.42	(0.12)	2.63	2.51	(4.32)	$19.61	16.91%	1.25%	(0.63)%	82%	$263,578
2018	$22.07	(0.12)	1.58	1.46	(2.11)	$21.42	6.89%	1.25%	(0.55)%	85%	$276,813
2017	$20.00	(0.08)	3.91	3.83	(1.76)	$22.07	20.48%	1.26%	(0.40)%	56%	$353,039
C Class
2021	$15.22	(0.25)	5.53	5.28	(3.55)	$16.95	39.13%	2.00%	(1.66)%	44%	$21,836
2020	$14.54	(0.20)	3.23	3.03	(2.35)	$15.22	23.73%	2.00%	(1.47)%	85%	$31,677
2019	$17.18	(0.19)	1.87	1.68	(4.32)	$14.54	16.06%	2.00%	(1.38)%	82%	$39,794
2018	$18.22	(0.23)	1.30	1.07	(2.11)	$17.18	6.13%	2.00%	(1.30)%	85%	$57,552
2017	$16.92	(0.19)	3.25	3.06	(1.76)	$18.22	19.58%	2.01%	(1.15)%	56%	$88,629
R Class
2021	$21.57	(0.27)	8.16	7.89	(3.55)	$25.91	39.80%	1.50%	(1.16)%	44%	$37,753
2020	$19.58	(0.18)	4.52	4.34	(2.35)	$21.57	24.37%	1.50%	(0.97)%	85%	$31,862
2019	$21.43	(0.17)	2.64	2.47	(4.32)	$19.58	16.66%	1.50%	(0.88)%	82%	$32,803
2018	$22.13	(0.18)	1.59	1.41	(2.11)	$21.43	6.62%	1.50%	(0.80)%	85%	$32,464
2017	$20.10	(0.13)	3.92	3.79	(1.76)	$22.13	20.16%	1.51%	(0.65)%	56%	$39,033

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$26.66	(0.14)	10.29	10.15	(3.55)	$33.26	40.78%	0.80%	(0.46)%	44%	$973
2020	$23.52	(0.04)	5.53	5.49	(2.35)	$26.66	25.25%	0.80%	(0.27)%	85%	$1,339
2019	$24.66	(0.04)	3.22	3.18	(4.32)	$23.52	17.50%	0.80%	(0.18)%	82%	$3,663
2018	$25.00	(0.04)	1.81	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$3,053
2017(4)	$22.69	—(3)	2.31	2.31	—	$25.00	10.18%	0.81%(5)	(0.03)%(5)	56%(6)	$114
R6 Class
2021	$27.10	(0.09)	10.47	10.38	(3.55)	$33.93	40.98%	0.65%	(0.31)%	44%	$194,829
2020	$23.84	(0.03)	5.64	5.61	(2.35)	$27.10	25.43%	0.65%	(0.12)%	85%	$148,536
2019	$24.90	(0.01)	3.27	3.26	(4.32)	$23.84	17.68%	0.65%	(0.03)%	82%	$134,822
2018	$25.19	0.02	1.80	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$132,651
2017	$22.46	0.04	4.45	4.49	(1.76)	$25.19	21.22%	0.66%	0.20%	56%	$186,335

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through October 31, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They
34

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $743,683,554, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $7,986,414 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.

The fund utilized earnings and profits of $36,852,147 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes
38

Notes
39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 2112

Annual Report

October 31, 2021

NT Growth Fund
G Class (ACLTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLTX	44.81%	25.60%	18.44%	5/12/06
Russell 1000 Growth Index	—	43.21%	25.47%	19.41%	—
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011

Value on October 31, 2021
G Class — $54,380

Russell 1000 Growth Index — $59,008

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Scott Marolf

Greg Woodhams left the portfolio management team September 1, 2021. He is retiring, effective December 31, 2021. Joe Reiland was named portfolio manager.

Performance Summary

NT Growth returned 44.81%* for the 12 months ended October 31, 2021, versus the 43.21% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the Russell 1000 Growth Index, all sectors posted double-digit gains, led by energy, which surged on demand and limited supply as the economy began to reopen. Materials was the weakest sector.

Stock selection in the communication services and industrials sectors helped drive outperformance relative to the benchmark. Stock decisions in the financials and consumer staples sectors weighed on performance.

Communication Services Stocks Were Top Contributors

Interactive media and services stocks led outperformance in the communication services sector. Alphabet was a major industry contributor. Digital advertising remained a strength for Google’s parent company, driven by sustained e-commerce and reopening activity. Its YouTube business, in particular, was strong as new advertising products across both brand and direct response have been favorably received.

Other top contributors included ASML Holding. This Netherlands-based semiconductor equipment manufacturer outperformed due to strong demand for its extreme ultraviolet lithography technology that allows semiconductor manufacturers to make smaller and more efficient chips. Demand for semiconductors has been strong and manufacturers need new equipment to increase production. NVIDIA, a gaming and artificial intelligence chipmaker, benefited relative performance. NVIDIA reported better-than-expected earnings and offered positive forward guidance based on strength in data center and gaming CPUs.

Microsoft reported strong revenue and earnings growth, and the stock also received a tailwind from large-capitalization software returning to favor. The messaging software company Slack Technologies rose sharply following the announcement that it would be acquired by salesforce.com. As a result of the deal, Slack was eliminated from the portfolio. Not owning Zoom Video Communications helped performance. After benefiting from the pandemic in 2020, investors reallocated capital in 2021 to stocks expected to benefit from the reopening of the economy. Zoom was a victim of the market’s swing, and our lack of exposure was helpful.

Financials Hampered Performance

Stock choices in the insurance industry weighed on relative performance in the financials sector. SelectQuote offers consumers a platform to compare insurance policies. The company and the industry in general have struggled with plan persistency, the percentage of policyholders that continue paying premiums. As a result, SelectQuote offered disappointing guidance for next year.

*Fund returns would have been lower if a portion of the fees had not been waived.
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Elsewhere, underweighting Tesla detracted. The electric carmaker continued to benefit from solid fundamental reports and strong demand for its vehicles. The stock also got a boost when it was added to the S&P 500 Index. Visa underperformed. The digital payments company’s stock lagged on concerns about potential renewed restrictions due to the COVID-19 delta variant, which could reduce travel and cross-border transaction volumes. Splunk offers cloud-based data analysis software that helps companies understand how efficiently their internal operations are running. Investors appeared concerned about increasing competition, and Splunk experienced some leadership changes.

Not owning Moderna detracted. The biotechnology company’s stock surged on excitement around its successful COVID-19 vaccine, booster shots and the potential for annual boosters beyond 2021. While we are impressed by the speed of development and effectiveness of Moderna’s messenger RNA drug development technology, the market seemed to be ascribing quite a bit of long-term value to COVID-19 vaccine revenue, which is highly uncertain. Zendesk, a cloud-based customer support software company, missed revenue and earnings forecasts due to lower revenue from one of its consumption-based products and a greater mix shift to enterprise deals, which have larger, longer-term contracts over time, but recognize less revenue up front. We view this as a positive long-term sign for the business despite the impact to revenue in the near term.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was communication services. The largest underweight was financials.

4

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.7%
Temporary Cash Investments	2.3%
Temporary Cash Investments - Securities Lending Collateral	0.5%
Other Assets and Liabilities	(0.5)%

Top Five Industries	% of net assets
Software	17.9%
Interactive Media and Services	11.1%
Semiconductors and Semiconductor Equipment	8.2%
Technology Hardware, Storage and Peripherals	8.1%
Internet and Direct Marketing Retail	7.6%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,155.70	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 97.7%
Air Freight and Logistics — 1.8%
United Parcel Service, Inc., Class B	138,861	$29,642,658
Auto Components — 1.9%
Aptiv plc(1)	189,166	32,704,910
Automobiles — 3.8%
Tesla, Inc.(1)	57,143	63,657,302
Beverages — 1.7%
PepsiCo, Inc.	182,318	29,462,589
Biotechnology — 1.4%
Amgen, Inc.	47,724	9,877,436
CRISPR Therapeutics AG(1)	40,951	3,740,055
Natera, Inc.(1)	28,671	3,284,836
Vertex Pharmaceuticals, Inc.(1)	37,418	6,919,711
		23,822,038
Building Products — 1.0%
Masco Corp.	123,243	8,078,579
Trex Co., Inc.(1)	82,389	8,766,189
		16,844,768
Capital Markets — 1.6%
S&P Global, Inc.	58,222	27,606,543
Chemicals — 0.8%
Air Products and Chemicals, Inc.	43,584	13,066,919
Electrical Equipment — 2.5%
Ballard Power Systems, Inc.(1)(2)	264,369	4,790,366
Generac Holdings, Inc.(1)	30,966	15,438,409
Rockwell Automation, Inc.	68,969	22,028,699
		42,257,474
Electronic Equipment, Instruments and Components — 2.2%
CDW Corp.	51,906	9,688,255
Cognex Corp.	145,083	12,707,820
Keysight Technologies, Inc.(1)	82,769	14,900,075
		37,296,150
Entertainment — 1.7%
Liberty Media Corp.-Liberty Formula One, Class C(1)	109,785	6,126,003
Take-Two Interactive Software, Inc.(1)	42,718	7,731,958
Walt Disney Co. (The)(1)	86,238	14,580,259
		28,438,220
Equity Real Estate Investment Trusts (REITs) — 1.0%
SBA Communications Corp.	50,267	17,358,703
Food Products — 0.9%
Mondelez International, Inc., Class A	219,423	13,327,753
Vital Farms, Inc.(1)	111,836	1,836,347
		15,164,100
Health Care Equipment and Supplies — 2.7%
DexCom, Inc.(1)	22,010	13,716,852
Edwards Lifesciences Corp.(1)	68,379	8,193,172
IDEXX Laboratories, Inc.(1)	11,662	7,768,525
7

	Shares	Value
Intuitive Surgical, Inc.(1)	45,201	$16,323,437
		46,001,986
Health Care Providers and Services — 1.6%
Guardant Health, Inc.(1)	21,377	2,496,620
UnitedHealth Group, Inc.	54,582	25,133,373
		27,629,993
Hotels, Restaurants and Leisure — 1.2%
Chipotle Mexican Grill, Inc.(1)	5,689	10,120,902
Dutch Bros, Inc., Class A(1)	37,204	2,836,433
Expedia Group, Inc.(1)	43,915	7,220,065
		20,177,400
Household Products — 0.7%
Procter & Gamble Co. (The)	85,285	12,194,902
Insurance — 0.2%
SelectQuote, Inc.(1)	274,626	3,649,779
Interactive Media and Services — 11.1%
Alphabet, Inc., Class A(1)	47,167	139,657,714
Meta Platforms, Inc., Class A(1)	113,383	36,687,337
Snap, Inc., Class A(1)	102,342	5,381,143
Twitter, Inc.(1)	119,806	6,414,413
		188,140,607
Internet and Direct Marketing Retail — 7.6%
Amazon.com, Inc.(1)	35,538	119,849,417
Chewy, Inc., Class A(1)(2)	115,373	8,745,274
		128,594,691
IT Services — 7.4%
Okta, Inc.(1)	27,870	6,888,906
PayPal Holdings, Inc.(1)	182,218	42,382,085
Shopify, Inc., Class A(1)	3,224	4,728,737
Twilio, Inc., Class A(1)	17,338	5,051,600
Visa, Inc., Class A	311,048	65,870,635
		124,921,963
Life Sciences Tools and Services — 1.5%
10X Genomics, Inc., Class A(1)	25,968	4,187,859
Agilent Technologies, Inc.	99,000	15,591,510
Repligen Corp.(1)	16,900	4,909,450
		24,688,819
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	30,317	9,832,713
Pharmaceuticals — 1.6%
Novo Nordisk A/S, B Shares	62,849	6,891,698
Zoetis, Inc.	88,953	19,231,639
		26,123,337
Road and Rail — 1.1%
Lyft, Inc., Class A(1)	148,551	6,814,034
Union Pacific Corp.	46,642	11,259,379
		18,073,413
Semiconductors and Semiconductor Equipment — 8.2%
Advanced Micro Devices, Inc.(1)	229,105	27,545,294
Analog Devices, Inc.	95,043	16,489,010
ASML Holding NV	34,355	27,927,166
NVIDIA Corp.	262,785	67,186,241
		139,147,711
8

	Shares	Value
Software — 17.9%
Datadog, Inc., Class A(1)	67,267	$11,236,952
DocuSign, Inc.(1)	36,040	10,029,572
Microsoft Corp.	675,757	224,094,536
PagerDuty, Inc.(1)	169,449	7,074,496
Paycor HCM, Inc.(1)	54,169	1,757,242
salesforce.com, Inc.(1)	41,801	12,527,342
Splunk, Inc.(1)	61,251	10,095,390
Workday, Inc., Class A(1)	43,846	12,714,463
Zendesk, Inc.(1)	124,159	12,639,386
		302,169,379
Specialty Retail — 2.2%
Home Depot, Inc. (The)	98,993	36,799,658
Technology Hardware, Storage and Peripherals — 8.1%
Apple, Inc.	910,362	136,372,228
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	175,837	29,415,772
TOTAL COMMON STOCKS (Cost $768,734,350)		1,651,256,725
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $8,747,593), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $8,565,662)		8,565,655
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $29,125,190), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $28,554,024)		28,554,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	817,998	817,998
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,937,653)		37,937,653
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $8,962,020)	8,962,020	8,962,020
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $815,634,023)		1,698,156,398
OTHER ASSETS AND LIABILITIES — (0.5)%		(9,136,393)
TOTAL NET ASSETS — 100.0%		$1,689,020,005
9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,077,545	USD	1,261,383	Credit Suisse AG	12/31/21	$(13,755)
EUR	1,509,730	USD	1,755,273	Credit Suisse AG	12/31/21	(7,241)
EUR	511,031	USD	592,557	Credit Suisse AG	12/31/21	(864)
EUR	443,867	USD	516,576	Credit Suisse AG	12/31/21	(2,648)
EUR	610,317	USD	709,582	Credit Suisse AG	12/31/21	(2,930)
EUR	756,325	USD	880,259	Credit Suisse AG	12/31/21	(4,552)
USD	25,118,738	EUR	21,366,920	Credit Suisse AG	12/31/21	379,183
USD	757,277	EUR	645,359	Credit Suisse AG	12/31/21	10,053
USD	854,075	EUR	738,804	Credit Suisse AG	12/31/21	(1,345)
USD	993,043	EUR	855,611	Credit Suisse AG	12/31/21	2,379
USD	572,285	EUR	490,589	Credit Suisse AG	12/31/21	4,259
USD	1,133,108	EUR	975,338	Credit Suisse AG	12/31/21	3,819
						$366,358

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
NASDAQ 100 E-Mini	112	December 2021	$35,478,240	$1,340,123
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $12,361,090. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $12,552,826, which includes securities collateral of $3,590,806.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $806,672,003) — including $12,361,090 of securities on loan	$1,689,194,378
Investment made with cash collateral received for securities on loan, at value (cost of $8,962,020)	8,962,020
Total investment securities, at value (cost of $815,634,023)	1,698,156,398
Cash	426,000
Deposits with broker for futures contracts	1,904,000
Receivable for investments sold	1,667,987
Receivable for capital shares sold	268,625
Receivable for variation margin on futures contracts	305,027
Unrealized appreciation on forward foreign currency exchange contracts	399,693
Dividends and interest receivable	238,209
Securities lending receivable	3,074
1,703,369,013

Liabilities
Payable for collateral received for securities on loan	8,962,020
Payable for investments purchased	2,512,566
Payable for capital shares redeemed	2,841,087
Unrealized depreciation on forward foreign currency exchange contracts	33,335
14,349,008

Net Assets	$1,689,020,005

G Class Capital Shares, $0.01 Par Value
Shares authorized	780,000,000
Shares outstanding	65,397,130

Net Asset Value Per Share	$25.83

Net Assets Consist of:
Capital (par value and paid-in surplus)	$685,548,155
Distributable earnings	1,003,471,850
$1,689,020,005

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $54,368)	$9,216,871
Securities lending, net	49,557
Interest	2,572
9,269,000

Expenses:
Management fees	9,425,042
Directors' fees and expenses	39,136
Other expenses	30,657
9,494,835
Fees waived	(9,425,042)
69,793

Net investment income (loss)	9,199,207

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	112,800,049
Forward foreign currency exchange contract transactions	268,276
Futures contract transactions	1,598,437
Foreign currency translation transactions	3,542
114,670,304

Change in net unrealized appreciation (depreciation) on:
Investments	440,238,459
Forward foreign currency exchange contracts	267,900
Futures contracts	1,340,123
Translation of assets and liabilities in foreign currencies	(977)
441,845,505

Net realized and unrealized gain (loss)	556,515,809

Net Increase (Decrease) in Net Assets Resulting from Operations	$565,715,016

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$9,199,207	$8,913,201
Net realized gain (loss)	114,670,304	194,190,011
Change in net unrealized appreciation (depreciation)	441,845,505	10,632,746
Net increase (decrease) in net assets resulting from operations	565,715,016	213,735,958

Distributions to Shareholders
From earnings	(156,222,533)	(121,765,935)

Capital Share Transactions
Proceeds from shares sold	195,330,153	642,945,523
Proceeds from reinvestment of distributions	156,222,533	121,765,935
Payments for shares redeemed	(354,741,301)	(651,200,701)
Net increase (decrease) in net assets from capital share transactions	(3,188,615)	113,510,757

Net increase (decrease) in net assets	406,303,868	205,480,780

Net Assets
Beginning of period	1,282,716,137	1,077,235,357
End of period	$1,689,020,005	$1,282,716,137

Transactions in Shares of the Fund
Sold	8,950,142	32,808,941
Issued in reinvestment of distributions	7,826,780	7,300,116
Redeemed	(15,527,464)	(35,290,362)
Net increase (decrease) in shares of the fund	1,249,458	4,818,695

See Notes to Financial Statements.
13

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$8,962,020	—	—	—	$8,962,020
Gross amount of recognized liabilities for securities lending transactions					$8,962,020
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.450% to 0.640%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2021 was 0.61% before waiver and 0.00% after waiver.
16

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $527,190 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $448,919,987 and $630,343,037, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,616,437,861	$34,818,864	—
Temporary Cash Investments	817,998	37,119,655	—
Temporary Cash Investments - Securities Lending Collateral	8,962,020	—	—
	$1,626,217,879	$71,938,519	—
Other Financial Instruments
Futures Contracts	$1,340,123	—	—
Forward Foreign Currency Exchange Contracts	—	$399,693	—
	$1,340,123	$399,693	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$33,335	—

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6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $14,191,742 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $30,039,280.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$305,027	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	399,693	Unrealized depreciation on forward foreign currency exchange contracts	$33,335
		$704,720		$33,335
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,598,437	Change in net unrealized appreciation (depreciation) on futures contracts	$1,340,123
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	268,276	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	267,900
		$1,866,713		$1,608,023

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7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

On December 7, 2021, the fund declared and paid per-share distributions of $1.8393 and $0.2001 from net realized gains and net investment income, respectively, to shareholders of record on December 6, 2021.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$9,439,077	$16,872,974
Long-term capital gains	$146,783,456	$104,892,961

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$819,757,297
Gross tax appreciation of investments	$886,372,509
Gross tax depreciation of investments	(7,973,408)
Net tax appreciation (depreciation) of investments	878,399,101
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,306
Net tax appreciation (depreciation)	$878,400,407
Undistributed ordinary income	$53,926,673
Accumulated long-term gains	$71,144,770

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Corporate Event

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to Growth Fund, one fund in a series issued by the corporation, in exchange for shares of Growth Fund. The financial statements and performance history of Growth Fund will survive after the reorganization. The reorganization is expected to be completed in 2022.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$20.00	0.13	8.12	8.25	(0.10)	(2.32)	(2.42)	$25.83	44.81%	0.00%(3)	0.61%	0.60%	(0.01)%	30%	$1,689,020
2020	$18.16	0.17	4.29	4.46	(0.27)	(2.35)	(2.62)	$20.00	27.44%	0.01%	0.63%	0.92%	0.30%	40%	$1,282,716
2019	$18.59	0.20	2.41	2.61	(0.22)	(2.82)	(3.04)	$18.16	18.16%	0.00%(3)	0.63%	1.20%	0.57%	43%	$1,077,235
2018	$18.38	0.20	1.80	2.00	(0.13)	(1.66)	(1.79)	$18.59	11.50%	0.00%(3)	0.62%	1.09%	0.47%	53%	$1,159,387
2017	$14.62	0.11	4.00	4.11	(0.12)	(0.23)	(0.35)	$18.38	28.64%	0.56%	0.74%	0.67%	0.49%	64%	$1,364,741

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal and formed a subcommittee to evaluate the Fund’s competitive market. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

25

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
26

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.02% (e.g., the G Class unified fee will be reduced from 0.62% to 0.60%), for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

27

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $6,889,771, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $146,783,456 or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $2,750,374 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.
30

Notes

31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90986 2112

Annual Report

October 31, 2021

NT Heritage Fund
G Class (ACLWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLWX	41.75%	22.54%	16.01%	5/12/06
Russell Midcap Growth Index	—	39.43%	21.89%	16.84%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011

Value on October 31, 2021
G Class — $44,206

Russell Midcap Growth Index — $47,478

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

NT Heritage returned 41.75%* for the 12 months ended October 31, 2021, outpacing the 39.43% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the Russell Midcap Growth Index, energy was the top-performing sector, benefiting from increased demand as global economies began to return to more-normal conditions amid limited supplies. Consumer staples was the only sector to decline.

The information technology and materials sectors led outperformance relative to the benchmark, due primarily to stock selection. Stock decisions in the health care sector detracted.

Information Technology Led Performance

Stock selection in the software industry helped drive the information technology sector and portfolio outperformance relative to the benchmark. HubSpot provides software that allows small businesses to efficiently run and grow their businesses. It offers innovative solutions, and HubSpot benefited from growth in small business formation coming out of the recession, providing a tailwind of new customer acquisition. Atlassian was a top contributor. This software company provides collaborative tools used by small and midsize companies and increasingly larger companies. As pandemic restrictions eased and workers started returning to the office, Atlassian saw renewed growth for its software, driving strong revenue and earnings. Manhattan Associates provides cloud-based supply chain management software. The company reported better-than-expected quarterly earnings throughout the year. Manhattan Associates benefited from the restrictions due to the pandemic, and we believe the transition to online buying and curbside pickup are secular trends that fit with the company’s strengths.

Cybersecurity firm Palo Alto Networks outperformed as companies beefed up their vigilance because of increasing ransomware and other attacks. Demand for Palo Alto’s firewalls and other cloud-based offerings led to strong earnings, and management raised guidance for next year. In IT services, Square was a significant contributor. The payments company outperformed as its main businesses—small retailers and peer to peer—both benefited from the stay-at-home restrictions. Coffee shops and restaurants have had to adjust to new business models, and individuals are increasingly using digital payments. We see these as secular trends that have been accelerated by the pandemic.

Stock selection in the materials sector aided performance. Materials in general benefited from greater demand and firmer pricing due to global supply chain disruptions. Stock decisions in the chemicals industry helped drive outperformance in the sector. Albemarle was a top contributor on demand for lithium, a key ingredient of batteries for electric vehicles.

Health Care Stocks Detracted

Stock choices in the health care sector weighed on performance. Biotechnology company Moderna outperformed after it reported that its COVID-19 vaccine worked well against the virus’s more contagious delta variant. Moderna’s messenger RNA technology is also seen as having potentially

*Fund returns would have been lower if a portion of the fees had not been waived.
3

wider applications. Our lack of exposure detracted from relative results. Home health and hospice care provider Amedisys lagged after it offered disappointing forward guidance as the pandemic hurt its ability to hire and retain staff.

Other key detractors included The Boston Beer Co. The beverage company’s stock declined after management reported quarterly earnings that fell short of expectations. Much of the weakness was attributed to greater competition and lower demand in the hard seltzer market, impacting the company’s Truly brand. We eliminated our position. The stock of Las Vegas Sands, an operator of casino resorts in Macau and Singapore, was pressured by possible new dividend regulations in Macau that would be harmful to shareholders and concerns about China’s increasing interference in certain sectors. We eliminated our holding because of these uncertainties.

Splunk also hampered performance. We eliminated this security software stock because the company has had execution problems as it moves from an on-premises to a cloud-based subscription service. Additionally, its sales force experienced some leadership changes. SelectQuote offers consumers a platform to compare insurance policies. SelectQuote and the industry in general have struggled with plan persistency, the percentage of policyholders that continue paying premiums. As a result, SelectQuote offered disappointing guidance for next year. We sold our holding.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

As more normal activities resume, we see opportunities in infrastructure build-out, e-commerce, entertainment and other industries. Our key investment themes cross sector boundaries. For example, cybersecurity issues can affect everything from supply chains to meatpacking. Data analytics is important for any enterprise to help control spending and better understand customers.

4

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.5%
Temporary Cash Investments - Securities Lending Collateral	0.5%
Other Assets and Liabilities	(0.5)%

Top Five Industries	% of net assets
Software	19.0%
Life Sciences Tools and Services	5.8%
Health Care Equipment and Supplies	5.5%
IT Services	5.5%
Electrical Equipment	5.3%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,103.30	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,025.21	$0.00	0.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
6

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 0.8%
HEICO Corp.	74,559	$10,392,779
Auto Components — 1.8%
Aptiv plc(1)	126,506	21,871,622
Beverages — 0.6%
Celsius Holdings, Inc.(1)	78,138	7,541,880
Biotechnology — 3.3%
Alnylam Pharmaceuticals, Inc.(1)	69,674	11,117,183
Horizon Therapeutics plc(1)	139,181	16,689,194
Natera, Inc.(1)	83,431	9,558,690
Turning Point Therapeutics, Inc.(1)	76,427	3,177,835
		40,542,902
Building Products — 2.3%
Trane Technologies plc	107,228	19,400,762
Zurn Water Solutions Corp.	256,488	9,305,385
		28,706,147
Capital Markets — 4.7%
LPL Financial Holdings, Inc.	175,304	28,753,362
MarketAxess Holdings, Inc.	14,597	5,965,356
MSCI, Inc.	34,357	22,843,282
		57,562,000
Chemicals — 1.6%
Albemarle Corp.	36,839	9,227,065
Element Solutions, Inc.	478,992	10,877,908
		20,104,973
Communications Equipment — 3.6%
Arista Networks, Inc.(1)	58,758	24,072,565
F5 Networks, Inc.(1)	95,627	20,191,641
		44,264,206
Containers and Packaging — 2.6%
Avery Dennison Corp.	101,538	22,106,853
Ball Corp.	116,514	10,658,701
		32,765,554
Electrical Equipment — 5.3%
AMETEK, Inc.	131,116	17,359,758
Generac Holdings, Inc.(1)	24,286	12,108,028
nVent Electric plc	329,586	11,683,824
Plug Power, Inc.(1)	148,639	5,688,415
Regal Rexnord Corp.	69,025	10,514,578
Rockwell Automation, Inc.	27,276	8,711,954
		66,066,557
Electronic Equipment, Instruments and Components — 3.7%
Cognex Corp.	219,028	19,184,663
Keysight Technologies, Inc.(1)	150,106	27,022,082
		46,206,745
Entertainment — 2.5%
Live Nation Entertainment, Inc.(1)	93,520	9,459,548
7

	Shares	Value
ROBLOX Corp., Class A(1)	46,298	$3,889,958
Roku, Inc.(1)	48,365	14,746,488
Zynga, Inc., Class A(1)	457,460	3,376,055
		31,472,049
Health Care Equipment and Supplies — 5.5%
Align Technology, Inc.(1)	14,952	9,335,580
DexCom, Inc.(1)	37,157	23,156,614
IDEXX Laboratories, Inc.(1)	36,535	24,337,425
Teleflex, Inc.	32,450	11,582,703
		68,412,322
Health Care Providers and Services — 1.5%
Amedisys, Inc.(1)	49,579	8,395,708
Encompass Health Corp.	76,176	4,841,746
R1 RCM, Inc.(1)	243,291	5,279,415
		18,516,869
Health Care Technology — 1.8%
Veeva Systems, Inc., Class A(1)	69,410	22,003,664
Hotels, Restaurants and Leisure — 3.4%
Chipotle Mexican Grill, Inc.(1)	8,857	15,756,869
Hilton Worldwide Holdings, Inc.(1)	178,827	25,742,146
		41,499,015
Interactive Media and Services — 2.2%
Match Group, Inc.(1)	114,696	17,293,863
Pinterest, Inc., Class A(1)	229,913	10,263,316
		27,557,179
Internet and Direct Marketing Retail — 2.1%
Chewy, Inc., Class A(1)(2)	119,368	9,048,094
Etsy, Inc.(1)	65,508	16,422,201
		25,470,295
IT Services — 5.5%
Cloudflare, Inc., Class A(1)	70,191	13,667,592
EPAM Systems, Inc.(1)	28,781	19,376,520
Okta, Inc.(1)	69,829	17,260,332
Square, Inc., Class A(1)	47,042	11,972,189
Twilio, Inc., Class A(1)	18,234	5,312,658
		67,589,291
Leisure Products — 0.6%
Peloton Interactive, Inc., Class A(1)	80,801	7,388,443
Life Sciences Tools and Services — 5.8%
10X Genomics, Inc., Class A(1)	52,635	8,488,446
Agilent Technologies, Inc.	86,991	13,700,213
Bio-Techne Corp.	31,400	16,442,610
Mettler-Toledo International, Inc.(1)	14,560	21,561,613
Repligen Corp.(1)	40,601	11,794,590
		71,987,472
Machinery — 2.4%
Graco, Inc.	126,443	9,505,985
Parker-Hannifin Corp.	69,986	20,757,148
		30,263,133
Professional Services — 3.9%
CoStar Group, Inc.(1)	122,710	10,559,196
Jacobs Engineering Group, Inc.	130,196	18,282,122
8

	Shares	Value
TransUnion	63,136	$7,278,949
Verisk Analytics, Inc.	60,335	12,686,641
		48,806,908
Semiconductors and Semiconductor Equipment — 4.7%
Enphase Energy, Inc.(1)	76,884	17,808,641
Marvell Technology, Inc.	306,282	20,980,317
Monolithic Power Systems, Inc.	12,512	6,574,556
Skyworks Solutions, Inc.	73,165	12,228,066
		57,591,580
Software — 19.0%
Atlassian Corp. plc, Class A(1)	48,953	22,426,838
Autodesk, Inc.(1)	41,370	13,139,526
Cadence Design Systems, Inc.(1)	227,136	39,319,513
Coupa Software, Inc.(1)	30,132	6,861,056
Datadog, Inc., Class A(1)	76,386	12,760,281
DocuSign, Inc.(1)	86,999	24,210,952
HubSpot, Inc.(1)	36,847	29,854,545
Manhattan Associates, Inc.(1)	152,079	27,608,422
Palantir Technologies, Inc., Class A(1)	700,774	18,136,031
Palo Alto Networks, Inc.(1)	80,829	41,149,235
		235,466,399
Specialty Retail — 4.1%
Burlington Stores, Inc.(1)	66,715	18,432,688
Carvana Co.(1)	35,672	10,815,037
Five Below, Inc.(1)	33,877	6,683,932
Floor & Decor Holdings, Inc., Class A(1)	112,048	15,229,564
		51,161,221
Textiles, Apparel and Luxury Goods — 2.0%
lululemon athletica, Inc.(1)	52,015	24,239,510
Trading Companies and Distributors — 1.2%
W.W. Grainger, Inc.	30,861	14,292,038
TOTAL COMMON STOCKS (Cost $795,831,714)		1,219,742,753
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $4,087,026), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $4,002,024)		4,002,021
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.875%, 2/15/41, valued at $13,606,876), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $13,340,011)		13,340,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	533,842	533,842
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,875,863)		17,875,863
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $6,498,918)	6,498,918	6,498,918
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $820,206,495)		1,244,117,534
OTHER ASSETS AND LIABILITIES — (0.5)%		(6,218,688)
TOTAL NET ASSETS — 100.0%		$1,237,898,846

9

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,048,094. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,192,481, which includes securities collateral of $2,693,563.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $813,707,577) — including $9,048,094 of securities on loan	$1,237,618,616
Investment made with cash collateral received for securities on loan, at value (cost of $6,498,918)	6,498,918
Total investment securities, at value (cost of $820,206,495)	1,244,117,534
Receivable for investments sold	173,201
Receivable for capital shares sold	18,808
Dividends and interest receivable	86,856
Securities lending receivable	1,365
1,244,397,764

Liabilities
Payable for collateral received for securities on loan	6,498,918

Net Assets	$1,237,898,846

G Class Capital Shares, $0.01 Par Value
Shares authorized	600,000,000
Shares outstanding	68,173,788

Net Asset Value Per Share	$18.16

Net Assets Consist of:
Capital (par value and paid-in surplus)	$704,576,442
Distributable earnings	533,322,404
$1,237,898,846

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,207)	$3,823,589
Securities lending, net	10,179
Interest	2,297
3,836,065

Expenses:
Management fees	7,276,777
Directors' fees and expenses	28,575
Other expenses	25,303
7,330,655
Fees waived	(7,276,777)
53,878

Net investment income (loss)	3,782,187

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	121,919,892
Forward foreign currency exchange contract transactions	667,486
Foreign currency translation transactions	(4,359)
122,583,019

Change in net unrealized appreciation (depreciation) on:
Investments	257,036,673
Forward foreign currency exchange contracts	39,152
Translation of assets and liabilities in foreign currencies	(69)
257,075,756

Net realized and unrealized gain (loss)	379,658,775

Net Increase (Decrease) in Net Assets Resulting from Operations	$383,440,962

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$3,782,187	$3,400,615
Net realized gain (loss)	122,583,019	101,553,526
Change in net unrealized appreciation (depreciation)	257,075,756	52,011,363
Net increase (decrease) in net assets resulting from operations	383,440,962	156,965,504

Distributions to Shareholders
From earnings	(96,345,623)	(81,790,080)

Capital Share Transactions
Proceeds from shares sold	191,957,895	470,785,649
Proceeds from reinvestment of distributions	96,345,623	81,790,080
Payments for shares redeemed	(272,817,844)	(294,257,396)
Net increase (decrease) in net assets from capital share transactions	15,485,674	258,318,333

Net increase (decrease) in net assets	302,581,013	333,493,757

Net Assets
Beginning of period	935,317,833	601,824,076
End of period	$1,237,898,846	$935,317,833

Transactions in Shares of the Fund
Sold	11,937,903	35,788,482
Issued in reinvestment of distributions	6,431,617	6,931,363
Redeemed	(16,368,826)	(22,986,369)
Net increase (decrease) in shares of the fund	2,000,694	19,733,476

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$6,498,918	—	—	—	$6,498,918
Gross amount of recognized liabilities for securities lending transactions					$6,498,918
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 50% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.650%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The annual management fee for the period ended October 31, 2021 was 0.000% after waiver.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $168,730 and $563,061, respectively. The effect of interfund transactions on the Statement of Operations was $1,019 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $699,385,278 and $788,944,752, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,219,742,753	—	—
Temporary Cash Investments	533,842	$17,342,021	—
Temporary Cash Investments - Securities Lending Collateral	6,498,918	—	—
	$1,226,775,513	$17,342,021	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $18,849,631.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $667,486 in net realized gain (loss) on forward foreign currency exchange contract transactions and $39,152 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
8. Federal Tax Information
On December 7, 2021, the fund declared and paid per-share distributions of $1.6482 and $0.0639 from net realized gains and net investment income, respectively, to shareholders of record on December 6, 2021.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$4,956,025	$2,988,466
Long-term capital gains	$91,389,598	$78,801,614

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$825,390,603
Gross tax appreciation of investments	$433,113,201
Gross tax depreciation of investments	(14,386,270)
Net tax appreciation (depreciation) of investments	418,726,931
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(46)
Net tax appreciation (depreciation)	$418,726,885
Undistributed ordinary income	$52,561,300
Accumulated long-term gains	$62,034,219

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Corporate Event

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to Heritage Fund, one fund in a series issued by the corporation, in exchange for shares of Heritage Fund. The financial statements and performance history of Heritage Fund will survive after the reorganization. The reorganization is expected to be completed in 2022.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$14.13	0.06	5.51	5.57	(0.05)	(1.49)	(1.54)	$18.16	41.75%	0.00%(3)	0.65%	0.34%	(0.31)%	64%	$1,237,899
2020	$12.96	0.06	2.93	2.99	(0.07)	(1.75)	(1.82)	$14.13	25.77%	0.01%	0.66%	0.50%	(0.15)%	91%	$935,318
2019	$14.53	0.08	1.66	1.74	(0.12)	(3.19)	(3.31)	$12.96	18.18%	0.01%	0.66%	0.62%	(0.03)%	92%	$601,824
2018	$14.41	0.10	1.05	1.15	(0.05)	(0.98)	(1.03)	$14.53	8.19%	0.00%(3)	0.65%	0.71%	0.06%	90%	$691,805
2017	$12.31	0.04	2.50	2.54	—	(0.44)	(0.44)	$14.41	21.29%	0.58%	0.76%	0.27%	0.09%	67%	$822,910

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They
26

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $2,757,538, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $96,311,885, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $5,648,481 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.

The fund utilized earnings and profits of $9,131,746 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Notes
30

Notes
31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90987 2112

Annual Report

October 31, 2021

Select Fund
Investor Class (TWCIX)
I Class (TWSIX)
Y Class (ASLWX)
A Class (TWCAX)
C Class (ACSLX)
R Class (ASERX)
R5 Class (ASLGX)
R6 Class (ASDEX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	40.63%	23.43%	17.73%	—	6/30/71
Russell 1000 Growth Index	—	43.21%	25.47%	19.41%	—	—
I Class	TWSIX	40.90%	23.68%	17.97%	—	3/13/97
Y Class	ASLWX	41.11%	—	—	23.35%	4/10/17
A Class	TWCAX					8/8/97
No sales charge		40.26%	23.12%	17.44%	—
With sales charge		32.20%	21.67%	16.74%	—
C Class	ACSLX	39.23%	22.20%	16.56%	—	1/31/03
R Class	ASERX	39.92%	22.82%	17.14%	—	7/29/05
R5 Class	ASLGX	40.91%	—	—	23.15%	4/10/17
R6 Class	ASDEX	41.11%	23.86%	—	18.76%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund’s actual inception date was October 31, 1958, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices. Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $51,223

Russell 1000 Growth Index — $59,008

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.99%	0.79%	0.64%	1.24%	1.99%	1.49%	0.79%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Chris Krantz

Performance Summary

Select returned 40.63%* for the 12 months ended October 31, 2021, lagging the 43.21% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the Russell 1000 Growth Index, all sectors posted double-digit gains, led by energy, which surged on demand and limited supply as the economy began to reopen. Materials was the weakest sector.

Stock selection in the information technology and health care sectors detracted from performance relative to the benchmark. Stock choices in the communication services and consumer staples sectors benefited performance.

Information Technology Stocks Led Detractors

IT services holdings helped drive underperformance in the information technology sector, led by Mastercard. The digital payments company’s stock lagged on concerns that the delta variant of COVID-19 might lead to renewed lockdowns that would slow economic growth, impacting consumer spending and travel. Elsewhere in information technology, our lack of exposure to NVIDIA detracted from performance compared with the benchmark. We don’t dispute that NVIDIA has a very strong position in certain chips and applications. But from our perspective, we see greater opportunity in the users of the company’s technology that have exceptionally large addressable markets, such as Alphabet, Meta Platforms (formerly Facebook) and Amazon, among others. Underweighting Microsoft relative to the benchmark also detracted. The software giant reported better-than-expected revenue and earnings, aided by the strong performance of its Azure cloud segment.

Other significant detractors included underweighting Tesla relative to the benchmark. The electric carmaker continued to benefit from solid fundamental reports and strong demand for its vehicles. The stock also got a boost when it was added to the S&P 500 Index. Bristol-Myers Squibb’s stock price fell late in the period along with other large-cap pharmaceutical stocks, largely on concerns about proposed legislation that would lower drug prices. Investors also worried about biosimilar drugs expected to come to market next year.

Communication Services Stocks Aided Relative Performance

Alphabet led contributors in the communication services sector. Digital advertising remained strong for Google’s parent company, driven by sustained e-commerce and reopening activity. Its YouTube business, in particular, produced strong results as new advertising products across both brand and direct response were favorably received.

Other top contributors included Atlassian. This software company provides collaborative tools used by small and midsize companies and increasingly larger companies. As pandemic restrictions eased and workers started returning to the office, Atlassian saw renewed growth for its software, driving strong revenue and earnings. Crowdstrike Holdings, a cloud-based cybersecurity firm, outperformed, helped by a tailwind caused by recent high-profile ransomware attacks. Not owning

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Zoom Video Communications helped performance compared with the benchmark. After benefiting from the pandemic in 2020, investors reallocated capital in 2021 to stocks that were expected to benefit from the reopening of the economy. Zoom was a victim of the market’s swing, and our lack of exposure was helpful. MSCI, a leading provider of global financial market indices and software, outperformed after posting better-than-expected revenue and earnings. The company has enjoyed high recurring revenue and operating margins, and we think it is positioned for long-term growth thanks to its analytics business and role as a key provider of environment, sustainability and governance data.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding attractive, well-run mature growth companies as a result of the application of that philosophy and process.

At the end of the reporting period, our largest sector overweight relative to the benchmark was communication services. The sector encompasses entertainment and communication stocks, including large portfolio holdings Google parent Alphabet and Meta Platforms, the new name for Facebook. Information technology also ended the period overweight, reflecting what we view as an abundance of high-quality, well-run companies benefiting from powerful secular trends. Industrials was the largest sector underweight.

6

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Convertible Bonds	0.4%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	15.7%
Interactive Media and Services	14.0%
Technology Hardware, Storage and Peripherals	13.2%
IT Services	10.1%
Semiconductors and Semiconductor Equipment	7.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,133.20	$5.16	0.96%
I Class	$1,000	$1,134.30	$4.09	0.76%
Y Class	$1,000	$1,135.20	$3.28	0.61%
A Class	$1,000	$1,131.80	$6.50	1.21%
C Class	$1,000	$1,127.50	$10.51	1.96%
R Class	$1,000	$1,130.40	$7.84	1.46%
R5 Class	$1,000	$1,134.40	$4.09	0.76%
R6 Class	$1,000	$1,135.20	$3.28	0.61%
Hypothetical
Investor Class	$1,000	$1,020.37	$4.89	0.96%
I Class	$1,000	$1,021.37	$3.87	0.76%
Y Class	$1,000	$1,022.13	$3.11	0.61%
A Class	$1,000	$1,019.11	$6.16	1.21%
C Class	$1,000	$1,015.33	$9.96	1.96%
R Class	$1,000	$1,017.85	$7.43	1.46%
R5 Class	$1,000	$1,021.37	$3.87	0.76%
R6 Class	$1,000	$1,022.13	$3.11	0.61%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.5%
Auto Components — 0.5%
Aptiv plc(1)	155,600	$26,901,683
Automobiles — 3.8%
Tesla, Inc.(1)	174,100	193,947,400
Beverages — 1.1%
Constellation Brands, Inc., Class A	194,700	42,212,907
Diageo plc	330,500	16,442,933
		58,655,840
Biotechnology — 2.8%
Biogen, Inc.(1)	201,600	53,762,688
Regeneron Pharmaceuticals, Inc.(1)	139,800	89,463,612
		143,226,300
Capital Markets — 1.9%
Moody's Corp.	71,100	28,735,065
MSCI, Inc.	106,400	70,743,232
		99,478,297
Containers and Packaging — 0.6%
Ball Corp.	314,600	28,779,608
Energy Equipment and Services — 0.4%
ChampionX Corp.(1)	781,400	20,496,122
Entertainment — 1.5%
Electronic Arts, Inc.	253,100	35,497,275
Walt Disney Co. (The)(1)	235,700	39,849,799
		75,347,074
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	111,800	31,524,246
Equinix, Inc.	41,700	34,905,819
		66,430,065
Food and Staples Retailing — 1.3%
Costco Wholesale Corp.	130,200	63,998,508
Health Care Equipment and Supplies — 2.3%
Danaher Corp.	132,500	41,309,525
Penumbra, Inc.(1)	102,200	28,263,410
Stryker Corp.	177,300	47,174,211
		116,747,146
Health Care Providers and Services — 3.3%
UnitedHealth Group, Inc.	362,400	166,874,328
Hotels, Restaurants and Leisure — 0.8%
Airbnb, Inc., Class A(1)	249,500	42,579,670
Industrial Conglomerates — 0.2%
Roper Technologies, Inc.	26,000	12,684,620
Interactive Media and Services — 14.0%
Alphabet, Inc., Class A(1)	90,600	268,259,352
Alphabet, Inc., Class C(1)	84,900	251,763,309
Meta Platforms, Inc., Class A(1)	609,400	197,183,558
		717,206,219
Internet and Direct Marketing Retail — 7.0%
Amazon.com, Inc.(1)	106,300	358,489,309
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	Shares/ Principal Amount	Value
IT Services — 9.7%
Mastercard, Inc., Class A	624,100	$209,398,032
PayPal Holdings, Inc.(1)	806,800	187,653,612
Visa, Inc., Class A	471,300	99,807,201
		496,858,845
Machinery — 0.5%
FANUC Corp.	129,200	25,532,645
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	111,100	36,033,063
Pharmaceuticals — 1.2%
Bristol-Myers Squibb Co.	1,077,000	62,896,800
Professional Services — 0.8%
IHS Markit Ltd.	122,700	16,039,344
Verisk Analytics, Inc.	122,000	25,652,940
		41,692,284
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	272,000	21,052,747
Semiconductors and Semiconductor Equipment — 7.5%
Analog Devices, Inc.	960,449	166,628,297
KLA Corp.	162,100	60,424,396
Texas Instruments, Inc.	551,200	103,338,976
Xilinx, Inc.	291,200	52,416,000
		382,807,669
Software — 15.7%
Adobe, Inc.(1)	62,500	40,647,500
Atlassian Corp. plc, Class A(1)	309,000	141,562,170
Crowdstrike Holdings, Inc., Class A(1)	272,900	76,903,220
Microsoft Corp.	1,181,100	391,676,382
salesforce.com, Inc.(1)	188,000	56,341,720
Zendesk, Inc.(1)	190,100	19,352,180
Zscaler, Inc.(1)	236,200	75,314,732
		801,797,904
Specialty Retail — 5.4%
Home Depot, Inc. (The)	249,600	92,786,304
Lowe's Cos., Inc.	419,200	98,017,344
Tractor Supply Co.	389,400	84,565,998
		275,369,646
Technology Hardware, Storage and Peripherals — 13.2%
Apple, Inc.	4,509,000	675,448,200
Textiles, Apparel and Luxury Goods — 1.6%
NIKE, Inc., Class B	498,200	83,343,878
TOTAL COMMON STOCKS (Cost $1,557,479,285)		5,094,675,870
CONVERTIBLE BONDS — 0.4%
IT Services — 0.4%
Square, Inc., 0.50%, 5/15/23 (Cost $5,358,969)	$5,601,000	18,318,771
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $1,327,848), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $1,300,231)		1,300,230
11

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 5/15/41, valued at $4,417,718), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $4,331,004)		$4,331,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	173,793	173,793
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,805,023)		5,805,023
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,568,643,277)		5,118,799,664
OTHER ASSETS AND LIABILITIES†		(7,463)
TOTAL NET ASSETS — 100.0%		$5,118,792,201

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,554,405	CAD	15,984,080	Morgan Stanley	12/31/21	$(363,116)
USD	421,077	CAD	521,696	Morgan Stanley	12/31/21	(531)
USD	539,885	CAD	668,304	Morgan Stanley	12/31/21	(204)
USD	609,841	CAD	753,984	Morgan Stanley	12/31/21	510
						$(363,341)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $1,568,643,277)	$5,118,799,664
Receivable for investments sold	2,131,759
Receivable for capital shares sold	785,045
Unrealized appreciation on forward foreign currency exchange contracts	510
Dividends and interest receivable	2,223,452
Securities lending receivable	815
5,123,941,245

Liabilities
Payable for capital shares redeemed	829,215
Unrealized depreciation on forward foreign currency exchange contracts	363,851
Accrued management fees	3,935,950
Distribution and service fees payable	20,028
5,149,044

Net Assets	$5,118,792,201

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,189,986,924
Distributable earnings	3,928,805,277
$5,118,792,201

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,770,671,573	38,435,773	$124.12
I Class, $0.01 Par Value	$156,502,412	1,229,702	$127.27
Y Class, $0.01 Par Value	$103,668,547	810,730	$127.87
A Class, $0.01 Par Value	$72,805,566	607,027	$119.94*
C Class, $0.01 Par Value	$4,151,375	40,540	$102.40
R Class, $0.01 Par Value	$4,452,341	37,796	$117.80
R5 Class, $0.01 Par Value	$12,983	102	$127.28
R6 Class, $0.01 Par Value	$6,527,404	51,114	$127.70
*Maximum offering price $127.26 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $77,219)	$27,063,585
Interest	193,585
Securities lending, net	14,171
27,271,341

Expenses:
Management fees	44,430,106
Distribution and service fees:
A Class	162,608
C Class	44,125
R Class	19,784
Directors' fees and expenses	115,977
Other expenses	4,278
44,776,878
Fees waived(1)	(1,054,000)
43,722,878

Net investment income (loss)	(16,451,537)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	394,273,975
Forward foreign currency exchange contract transactions	(584,387)
Written options contract transactions	375,041
Foreign currency translation transactions	(1,875)
394,062,754

Change in net unrealized appreciation (depreciation) on:
Investments	1,143,394,927
Forward foreign currency exchange contracts	(351,694)
Translation of assets and liabilities in foreign currencies	(6,256)
1,143,036,977

Net realized and unrealized gain (loss)	1,537,099,731

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,520,648,194
(1)Amount consists of $983,414, $32,543, $19,804, $15,009, $995, $913, $4 and $1,318 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$(16,451,537)	$(5,118,930)
Net realized gain (loss)	394,062,754	268,341,969
Change in net unrealized appreciation (depreciation)	1,143,036,977	557,360,313
Net increase (decrease) in net assets resulting from operations	1,520,648,194	820,583,352

Distributions to Shareholders
From earnings:
Investor Class	(240,030,213)	(167,944,066)
I Class	(7,922,820)	(5,704,618)
Y Class	(4,985,113)	(2,611,966)
A Class	(3,739,458)	(2,383,411)
C Class	(416,002)	(346,331)
R Class	(245,807)	(178,475)
R5 Class	(604)	(394)
R6 Class	(271,184)	(158,543)
Decrease in net assets from distributions	(257,611,201)	(179,327,804)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,114,068)	(42,842,237)

Net increase (decrease) in net assets	1,261,922,925	598,413,311

Net Assets
Beginning of period	3,856,869,276	3,258,455,965
End of period	$5,118,792,201	$3,856,869,276

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a
16

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From November 1, 2020 through July 31, 2021, the investment advisor agreed to waive 0.02% of the fund’s management fee. Effective August 1, 2021, the investment advisor terminated the waiver and agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.954% for Investor Class, A Class, C Class and R Class, 0.754% for I Class and R5 Class, and 0.604% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.
18

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.99%	0.97%
I Class	0.600% to 0.790%	0.79%	0.77%
Y Class	0.450% to 0.640%	0.64%	0.62%
A Class	0.800% to 0.990%	0.99%	0.97%
C Class	0.800% to 0.990%	0.99%	0.97%
R Class	0.800% to 0.990%	0.99%	0.97%
R5 Class	0.600% to 0.790%	0.79%	0.77%
R6 Class	0.450% to 0.640%	0.64%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $1,599,640 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $1,487,559 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $511,054,061 and $790,457,214, respectively.
19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	475,000,000		475,000,000
Sold	892,572	$96,405,055	1,243,588	$102,506,141
Issued in reinvestment of distributions	2,304,332	226,851,440	2,018,516	159,826,128
Redeemed	(3,050,748)	(327,630,332)	(3,836,882)	(319,224,605)
	146,156	(4,373,837)	(574,778)	(56,892,336)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	241,612	26,516,887	263,810	22,646,467
Issued in reinvestment of distributions	75,030	7,559,973	67,528	5,454,233
Redeemed	(336,569)	(36,292,186)	(397,122)	(32,507,442)
	(19,927)	(2,215,326)	(65,784)	(4,406,742)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	539,904	62,766,563	372,810	32,358,265
Issued in reinvestment of distributions	48,856	4,939,354	31,872	2,578,781
Redeemed	(532,009)	(61,052,630)	(224,881)	(20,117,689)
	56,751	6,653,287	179,801	14,819,357
A Class/Shares Authorized	40,000,000		40,000,000
Sold	64,313	6,610,145	150,187	12,354,119
Issued in reinvestment of distributions	38,481	3,669,198	30,503	2,349,653
Redeemed	(94,091)	(9,834,703)	(130,967)	(10,805,132)
	8,703	444,640	49,723	3,898,640
C Class/Shares Authorized	30,000,000		30,000,000
Sold	6,208	568,197	3,306	218,808
Issued in reinvestment of distributions	5,050	413,834	4,778	321,908
Redeemed	(38,754)	(3,272,318)	(21,797)	(1,593,266)
	(27,496)	(2,290,287)	(13,713)	(1,052,550)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	9,167	939,879	13,166	1,067,191
Issued in reinvestment of distributions	2,207	206,867	2,346	178,475
Redeemed	(11,240)	(1,143,785)	(17,732)	(1,462,813)
	134	2,961	(2,220)	(217,147)
R5 Class/Shares Authorized	30,000,000		30,000,000
Issued in reinvestment of distributions	6	604	5	394
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	13,479	1,430,105	24,479	2,048,036
Issued in reinvestment of distributions	2,671	269,645	1,952	157,710
Redeemed	(9,294)	(1,035,860)	(13,941)	(1,197,599)
	6,856	663,890	12,490	1,008,147
Net increase (decrease)	171,183	$(1,114,068)	(414,476)	$(42,842,237)

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,031,647,545	$63,028,325	—
Convertible Bonds	—	18,318,771	—
Temporary Cash Investments	173,793	5,631,230	—
	$5,031,821,338	$86,978,326	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$510	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$363,851	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 1,622 written options contracts.

21

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $15,888,489.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$510	Unrealized depreciation on forward foreign currency exchange contracts	$363,851

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$375,041	Change in net unrealized appreciation (depreciation) on written options contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(584,387)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(351,694)
		$(209,346)		$(351,694)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
9. Federal Tax Information
On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $9.6280 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	—	$28,200
Long-term capital gains	$257,611,201	$179,299,604
22

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,568,678,719
Gross tax appreciation of investments	$3,551,463,515
Gross tax depreciation of investments	(1,342,570)
Net tax appreciation (depreciation) of investments	3,550,120,945
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(5,120)
Net tax appreciation (depreciation)	$3,550,115,825
Undistributed ordinary income	$—
Accumulated long-term gains	$394,628,218
Late-year ordinary loss deferral	$(15,938,766)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains( losses) on certain foreign currency exchange contracts.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$93.93	(0.40)	36.91	36.51	—	(6.32)	(6.32)	$124.12	40.63%	0.97%	0.99%	(0.37)%	(0.39)%	11%	$4,770,672
2020	$78.58	(0.13)	19.83	19.70	—	(4.35)	(4.35)	$93.93	26.10%	0.97%	0.99%	(0.15)%	(0.17)%	16%	$3,596,722
2019	$73.74	—(3)	10.42	10.42	(0.03)	(5.55)	(5.58)	$78.58	15.98%	0.97%	0.99%	0.00%(4)	(0.02)%	17%	$3,054,007
2018	$71.92	0.04	6.20	6.24	(0.21)	(4.21)	(4.42)	$73.74	8.94%	0.97%	0.99%	0.06%	0.04%	22%	$2,835,970
2017	$58.32	0.21	15.59	15.80	(0.22)	(1.98)	(2.20)	$71.92	27.93%	0.99%	1.00%	0.33%	0.32%	19%	$2,753,729
I Class
2021	$95.99	(0.19)	37.79	37.60	—	(6.32)	(6.32)	$127.27	40.90%	0.77%	0.79%	(0.17)%	(0.19)%	11%	$156,502
2020	$80.06	0.05	20.23	20.28	—	(4.35)	(4.35)	$95.99	26.35%	0.77%	0.79%	0.05%	0.03%	16%	$119,954
2019	$75.02	0.13	10.63	10.76	(0.17)	(5.55)	(5.72)	$80.06	16.22%	0.77%	0.79%	0.20%	0.18%	17%	$105,310
2018	$73.11	0.19	6.29	6.48	(0.36)	(4.21)	(4.57)	$75.02	9.15%	0.77%	0.79%	0.26%	0.24%	22%	$70,986
2017	$59.25	0.31	15.87	16.18	(0.34)	(1.98)	(2.32)	$73.11	28.20%	0.79%	0.80%	0.53%	0.52%	19%	$60,895

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$96.28	(0.03)	37.94	37.91	—	(6.32)	(6.32)	$127.87	41.11%	0.62%	0.64%	(0.02)%	(0.04)%	11%	$103,669
2020	$80.17	0.16	20.30	20.46	—	(4.35)	(4.35)	$96.28	26.55%	0.62%	0.64%	0.20%	0.18%	16%	$72,595
2019	$75.13	0.22	10.64	10.86	(0.27)	(5.55)	(5.82)	$80.17	16.38%	0.62%	0.64%	0.35%	0.33%	17%	$46,034
2018	$73.13	0.28	6.33	6.61	(0.40)	(4.21)	(4.61)	$75.13	9.34%	0.62%	0.64%	0.41%	0.39%	22%	$14,529
2017(5)	$63.80	0.22	9.11	9.33	—	—	—	$73.13	14.62%	0.64%(6)	0.65%(6)	0.59%(6)	0.58%(6)	19%(7)	$6
A Class
2021	$91.18	(0.65)	35.73	35.08	—	(6.32)	(6.32)	$119.94	40.26%	1.22%	1.24%	(0.62)%	(0.64)%	11%	$72,806
2020	$76.58	(0.33)	19.28	18.95	—	(4.35)	(4.35)	$91.18	25.79%	1.22%	1.24%	(0.40)%	(0.42)%	16%	$54,558
2019	$72.15	(0.18)	10.16	9.98	—	(5.55)	(5.55)	$76.58	15.69%	1.22%	1.24%	(0.25)%	(0.27)%	17%	$42,013
2018	$70.45	(0.14)	6.07	5.93	(0.02)	(4.21)	(4.23)	$72.15	8.67%	1.22%	1.24%	(0.19)%	(0.21)%	22%	$39,459
2017	$57.16	0.05	15.29	15.34	(0.07)	(1.98)	(2.05)	$70.45	27.63%	1.24%	1.25%	0.08%	0.07%	19%	$40,345
C Class
2021	$79.23	(1.21)	30.70	29.49	—	(6.32)	(6.32)	$102.40	39.23%	1.97%	1.99%	(1.37)%	(1.39)%	11%	$4,151
2020	$67.55	(0.82)	16.85	16.03	—	(4.35)	(4.35)	$79.23	24.85%	1.97%	1.99%	(1.15)%	(1.17)%	16%	$5,390
2019	$64.79	(0.63)	8.94	8.31	—	(5.55)	(5.55)	$67.55	14.82%	1.97%	1.99%	(1.00)%	(1.02)%	17%	$5,523
2018	$64.11	(0.62)	5.51	4.89	—	(4.21)	(4.21)	$64.79	7.86%	1.97%	1.99%	(0.94)%	(0.96)%	22%	$5,700
2017	$52.51	(0.39)	13.97	13.58	—	(1.98)	(1.98)	$64.11	26.66%	1.99%	2.00%	(0.67)%	(0.68)%	19%	$5,668

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$89.86	(0.90)	35.16	34.26	—	(6.32)	(6.32)	$117.80	39.92%	1.47%	1.49%	(0.87)%	(0.89)%	11%	$4,452
2020	$75.71	(0.53)	19.03	18.50	—	(4.35)	(4.35)	$89.86	25.48%	1.47%	1.49%	(0.65)%	(0.67)%	16%	$3,384
2019	$71.56	(0.36)	10.06	9.70	—	(5.55)	(5.55)	$75.71	15.40%	1.47%	1.49%	(0.50)%	(0.52)%	17%	$3,019
2018	$70.05	(0.30)	6.02	5.72	—	(4.21)	(4.21)	$71.56	8.41%	1.47%	1.49%	(0.44)%	(0.46)%	22%	$2,259
2017	$56.92	(0.11)	15.22	15.11	—	(1.98)	(1.98)	$70.05	27.30%	1.49%	1.50%	(0.17)%	(0.18)%	19%	$3,518
R5 Class
2021	$95.99	(0.18)	37.79	37.61	—	(6.32)	(6.32)	$127.28	40.91%	0.77%	0.79%	(0.17)%	(0.19)%	11%	$13
2020	$80.07	0.03	20.24	20.27	—	(4.35)	(4.35)	$95.99	26.34%	0.77%	0.79%	0.05%	0.03%	16%	$9
2019	$75.04	0.13	10.62	10.75	(0.17)	(5.55)	(5.72)	$80.07	16.20%	0.77%	0.79%	0.20%	0.18%	17%	$7
2018	$73.10	0.18	6.28	6.46	(0.31)	(4.21)	(4.52)	$75.04	9.13%	0.77%	0.79%	0.26%	0.24%	22%	$6
2017(5)	$63.83	0.17	9.10	9.27	—	—	—	$73.10	14.52%	0.79%(6)	0.80%(6)	0.44%(6)	0.43%(6)	19%(7)	$6
R6 Class
2021	$96.16	(0.02)	37.88	37.86	—	(6.32)	(6.32)	$127.70	41.11%	0.62%	0.64%	(0.02)%	(0.04)%	11%	$6,527
2020	$80.08	0.16	20.27	20.43	—	(4.35)	(4.35)	$96.16	26.54%	0.62%	0.64%	0.20%	0.18%	16%	$4,256
2019	$75.05	0.25	10.60	10.85	(0.27)	(5.55)	(5.82)	$80.08	16.39%	0.62%	0.64%	0.35%	0.33%	17%	$2,544
2018	$73.13	0.31	6.29	6.60	(0.47)	(4.21)	(4.68)	$75.05	9.33%	0.62%	0.64%	0.41%	0.39%	22%	$1,708
2017	$59.27	0.51	15.76	16.27	(0.43)	(1.98)	(2.41)	$73.13	28.38%	0.64%	0.65%	0.68%	0.67%	19%	$1,519

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Amount is less than $0.005.
(4)Ratio was less than 0.005%.
(5)April 10, 2017 (commencement of sale) through October 31, 2017.
(6)Annualized.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Select Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal and formed a subcommittee to evaluate the Fund’s competitive market. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services
33

provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.036% (e.g., the Investor Class unified fee will be reduced from 0.99% to 0.954%), for at least one
34

year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $257,611,201, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.
37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 2112

Annual Report

October 31, 2021

Small Cap Growth Fund
Investor Class (ANOIX)
I Class (ANONX)
Y Class (ANOYX)
A Class (ANOAX)
C Class (ANOCX)
R Class (ANORX)
R5 Class (ANOGX)
R6 Class (ANODX)
G Class (ANOHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	38.56%	24.65%	17.09%	—	6/1/01
Russell 2000 Growth Index	—	38.45%	17.89%	14.56%	—	—
I Class	ANONX	38.81%	24.89%	17.32%	—	5/18/07
Y Class	ANOYX	39.02%	—	—	23.80%	4/10/17
A Class	ANOAX					1/31/03
No sales charge		38.22%	24.34%	16.80%	—
With sales charge		30.28%	22.88%	16.11%	—
C Class	ANOCX	37.19%	23.41%	15.94%	—	1/31/03
R Class	ANORX	37.88%	24.02%	16.52%	—	9/28/07
R5 Class	ANOGX	38.84%	—	—	23.62%	4/10/17
R6 Class	ANODX	39.04%	25.08%	—	16.69%	7/26/13
G Class	ANOHX	40.15%	—	—	30.16%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available. G Class returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $48,513

Russell 2000 Growth Index — $38,977

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.22%	1.02%	0.87%	1.47%	2.22%	1.72%	1.02%	0.87%	0.87%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Jackie Wagner and Jeff Hoernemann

Performance Summary

Small Cap Growth returned 38.56%* for the 12 months ended October 31, 2021, versus the 38.45% return of the fund’s benchmark, the Russell 2000 Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the Russell 2000 Growth Index, all sectors posted double-digit gains, led by energy, which benefited from strong demand and limited supply as the economy began to reopen. Information technology and consumer discretionary were also strong performers. Health care was the weakest sector.

Stock choices within the consumer discretionary and information technology sectors helped drive outperformance relative to the benchmark. Stock selection in the health care sector detracted.

Consumer Discretionary Stocks Benefited Performance

Stock selection across consumer discretionary industries was helpful, led by the textiles, apparel and luxury goods industry. Crocs was a top contributor in the sector. The manufacturer of footwear and accessories experienced strong demand for its core clog footwear offerings, strong pricing power and high attach rate—add-on products—of higher margin Jibbitz accessories.

Software holdings led performance in the information technology sector. Sprout Social outperformed. The provider of social media management software solutions released new products intended to expand the average revenue per user, and this was evident as its most recent quarterly results surprised to the upside with record new customer additions and an acceleration in average recurring revenue growth. Manhattan Associates provides cloud-based supply chain management software. The company reported better-than-expected quarterly earnings throughout the year. Manhattan Associates benefited from the restrictions due to the pandemic, and we believe the transition to online buying and curbside pickup are secular trends that fit with the company’s strengths. Elsewhere in information technology, Perficient, a consulting and IT services firm, was a top contributor. Demand accelerated for digital transformation services as projects that were delayed due to COVID-19 resumed in 2021.

Other significant contributors included Triumph Bancorp, a niche bank that focuses on the transportation industry. Its 60-branch network generates deposits that are used to fund the growth in its receivables book for transportation companies. Triumph is a leader in the transportation industry payments space, and its TriumphPay solution has experienced rapid adoption.

Health Care Weighed on Performance

Stock decisions in the biotechnology industry hampered performance in the health care sector. ACADIA Pharmaceuticals underperformed. The biopharmaceutical company focused on central nervous system disorders saw the expected label expansion of its lead drug Pimavanserin delayed and eventually rejected by the Food and Drug Administration. Despite breakthrough designation for the drug from the agency, last-minute changes made it likely that the company would need more clinical trials for the drug’s approval in dementia-related psychosis. We eliminated our holding. Eargo manufactures and markets hearing aids for mild to moderate hearing loss. While the

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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company continued to beat expectations for sales and has compelling new technology, it disclosed that it was being audited and that the audit had turned into a criminal investigation. We eliminated the holding.

Other key detractors included the online education company Chegg, which fell on concerns that fewer students were returning to college this school year. The online insurance broker eHealth is primarily focused on the Medicare Advantage market. The company saw customer churn and lower sales representative productivity that resulted in revenue and earnings well below expectations. The company is significantly restructuring its approach to the market as a result, with uncertain results at this point. We eliminated our holding. Plug Power, a maker of hydrogen fuel cells used in forklifts, benefited from excitement around all forms of alternative energy. The company executed well on the sales of energy systems for small vehicles meant to be operated indoors. We did not own this stock, which appreciated significantly in the period.

Outlook

Small Cap Growth’s investment process focuses on smaller companies demonstrating accelerating, sustainable growth. By focusing on inflection points in a company’s business, we strive to benefit from the market’s inefficiency in evaluating companies that are undergoing changing fundamentals. We believe that active investments in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2021, consumer discretionary was the largest overweight sector relative to the benchmark. Health care was the largest underweight sector.
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Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Temporary Cash Investments	2.5%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(1.1)%

Top Five Industries	% of net assets
Biotechnology	11.5%
Software	10.6%
Semiconductors and Semiconductor Equipment	5.2%
Health Care Providers and Services	4.9%
Hotels, Restaurants and Leisure	4.5%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,039.60	$6.01	1.17%
I Class	$1,000	$1,040.30	$4.99	0.97%
Y Class	$1,000	$1,041.20	$4.22	0.82%
A Class	$1,000	$1,038.10	$7.29	1.42%
C Class	$1,000	$1,034.70	$11.13	2.17%
R Class	$1,000	$1,037.20	$8.58	1.67%
R5 Class	$1,000	$1,040.70	$4.99	0.97%
R6 Class	$1,000	$1,041.20	$4.22	0.82%
G Class	$1,000	$1,045.30	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.31	$5.96	1.17%
I Class	$1,000	$1,020.32	$4.94	0.97%
Y Class	$1,000	$1,021.07	$4.18	0.82%
A Class	$1,000	$1,018.05	$7.22	1.42%
C Class	$1,000	$1,014.27	$11.02	2.17%
R Class	$1,000	$1,016.79	$8.49	1.67%
R5 Class	$1,000	$1,020.32	$4.94	0.97%
R6 Class	$1,000	$1,021.07	$4.18	0.82%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
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Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace and Defense — 1.1%
Mercury Systems, Inc.(1)	311,505	$16,054,968
Spirit AeroSystems Holdings, Inc., Class A	207,839	8,581,672
		24,636,640
Auto Components — 0.9%
Fox Factory Holding Corp.(1)	133,348	21,462,361
Banks — 2.3%
Bancorp, Inc. (The)(1)	450,859	13,773,742
Silvergate Capital Corp., Class A(1)	97,580	15,282,980
Triumph Bancorp, Inc.(1)	203,023	23,814,598
		52,871,320
Beverages — 0.5%
MGP Ingredients, Inc.	170,309	10,935,541
Biotechnology — 11.5%
Acceleron Pharma, Inc.(1)	72,219	12,579,105
ADC Therapeutics SA(1)	377,348	10,939,319
Arcutis Biotherapeutics, Inc.(1)	386,678	8,189,840
Arena Pharmaceuticals, Inc.(1)	127,265	7,303,738
Biohaven Pharmaceutical Holding Co. Ltd.(1)	140,365	19,976,747
Blueprint Medicines Corp.(1)	142,503	16,030,163
Bridgebio Pharma, Inc.(1)	237,394	11,722,516
CareDx, Inc.(1)	175,691	8,960,241
Centessa Pharmaceuticals plc, ADR(1)	398,837	6,859,996
Cytokinetics, Inc.(1)	324,392	11,324,525
Deciphera Pharmaceuticals, Inc.(1)	272,239	9,090,060
Erasca, Inc.(1)	271,000	5,360,380
Fate Therapeutics, Inc.(1)	118,864	6,394,883
Global Blood Therapeutics, Inc.(1)	315,532	11,523,229
Halozyme Therapeutics, Inc.(1)	399,865	15,222,861
Heron Therapeutics, Inc.(1)	302,728	3,333,035
Immunovant, Inc.(1)	230,898	1,856,420
Insmed, Inc.(1)	523,847	15,793,987
Intellia Therapeutics, Inc.(1)	64,273	8,547,024
Invitae Corp.(1)(2)	217,908	5,774,562
Iovance Biotherapeutics, Inc.(1)	138,333	3,362,875
KalVista Pharmaceuticals, Inc.(1)	290,365	5,220,763
Karuna Therapeutics, Inc.(1)	118,208	16,594,039
Kinnate Biopharma, Inc.(1)(2)	191,186	4,544,491
Kymera Therapeutics, Inc.(1)	150,031	8,833,825
Natera, Inc.(1)	144,613	16,568,311
Relay Therapeutics, Inc.(1)	182,741	6,076,138
Sigilon Therapeutics, Inc.(1)	332,160	1,790,342
		259,773,415
Building Products — 1.6%
Masonite International Corp.(1)	162,443	19,494,784
Trex Co., Inc.(1)	160,317	17,057,729
		36,552,513
10

	Shares	Value
Capital Markets — 1.3%
GCM Grosvenor, Inc., Class A	800,369	$9,164,225
Open Lending Corp., Class A(1)	661,673	20,855,933
		30,020,158
Chemicals — 1.3%
Diversey Holdings Ltd.(1)	1,078,465	18,765,291
Element Solutions, Inc.	447,409	10,160,658
		28,925,949
Commercial Services and Supplies — 3.7%
Brink's Co. (The)	343,656	23,671,025
Clean Harbors, Inc.(1)	262,971	29,594,757
Driven Brands Holdings, Inc.(1)	936,860	30,419,844
		83,685,626
Construction Materials — 1.3%
Eagle Materials, Inc.	116,624	17,302,337
Summit Materials, Inc., Class A(1)	374,467	13,349,748
		30,652,085
Containers and Packaging — 0.5%
Intertape Polymer Group, Inc.	533,390	12,119,366
Diversified Consumer Services — 1.4%
Chegg, Inc.(1)	203,024	12,067,747
European Wax Center, Inc., Class A(1)	615,904	19,635,019
		31,702,766
Electrical Equipment — 1.0%
Sensata Technologies Holding plc(1)	410,296	22,607,310
Electronic Equipment, Instruments and Components — 1.9%
Fabrinet(1)	91,727	8,805,792
Jabil, Inc.	150,098	8,999,876
National Instruments Corp.	295,651	12,556,298
nLight, Inc.(1)	436,777	12,282,169
		42,644,135
Equity Real Estate Investment Trusts (REITs) — 2.1%
DigitalBridge Group, Inc.(1)	1,588,970	10,646,099
Innovative Industrial Properties, Inc.(2)	55,874	14,699,891
Ryman Hospitality Properties, Inc.(1)	249,279	21,323,325
		46,669,315
Food and Staples Retailing — 0.3%
Grocery Outlet Holding Corp.(1)	306,215	6,794,911
Food Products — 1.3%
Sovos Brands, Inc.(1)	1,106,775	17,885,484
Whole Earth Brands, Inc.(1)	1,031,071	12,506,891
		30,392,375
Health Care Equipment and Supplies — 4.4%
Inari Medical, Inc.(1)	203,191	18,392,849
NeuroPace, Inc.(1)	478,179	7,249,194
Ortho Clinical Diagnostics Holdings plc(1)	935,705	18,498,888
SI-BONE, Inc.(1)	572,423	12,908,139
Silk Road Medical, Inc.(1)	308,664	18,121,663
Tandem Diabetes Care, Inc.(1)	175,023	23,860,886
		99,031,619
Health Care Providers and Services — 4.9%
Covetrus, Inc.(1)	413,192	8,342,347
11

	Shares	Value
Encompass Health Corp.	190,743	$12,123,625
HealthEquity, Inc.(1)	347,872	23,022,169
Progyny, Inc.(1)	306,275	18,814,473
R1 RCM, Inc.(1)	1,116,423	24,226,379
RadNet, Inc.(1)	390,223	12,132,033
Tenet Healthcare Corp.(1)	187,886	13,463,911
		112,124,937
Health Care Technology — 1.9%
Health Catalyst, Inc.(1)	443,254	23,332,891
OptimizeRx Corp.(1)	198,370	19,182,379
		42,515,270
Hotels, Restaurants and Leisure — 4.5%
Churchill Downs, Inc.	102,878	23,661,940
Planet Fitness, Inc., Class A(1)	200,882	15,980,163
SeaWorld Entertainment, Inc.(1)	373,058	23,689,183
Wingstop, Inc.	120,829	20,839,378
Wyndham Hotels & Resorts, Inc.	199,618	16,861,732
		101,032,396
Household Durables — 1.7%
Lovesac Co. (The)(1)	248,335	19,372,614
Sonos, Inc.(1)	574,452	18,738,624
		38,111,238
Insurance — 3.0%
Goosehead Insurance, Inc., Class A	96,224	13,885,123
Kinsale Capital Group, Inc.	119,465	22,357,875
Palomar Holdings, Inc.(1)	161,871	14,803,103
Ryan Specialty Group Holdings, Inc., Class A(1)	426,015	16,099,107
		67,145,208
Interactive Media and Services — 1.9%
Eventbrite, Inc., Class A(1)	678,654	13,735,957
fuboTV, Inc.(1)(2)	348,813	10,398,116
QuinStreet, Inc.(1)	1,318,000	18,452,000
		42,586,073
Internet and Direct Marketing Retail — 0.6%
Revolve Group, Inc.(1)	174,036	13,059,661
IT Services — 4.0%
DigitalOcean Holdings, Inc.(1)	226,915	22,144,635
I3 Verticals, Inc., Class A(1)	320,898	7,184,906
MAXIMUS, Inc.	305,769	25,858,884
Perficient, Inc.(1)	162,014	20,024,930
Remitly Global, Inc.(1)	94,140	2,882,567
Repay Holdings Corp.(1)	230,272	4,838,015
Thoughtworks Holding, Inc.(1)	276,044	7,974,911
		90,908,848
Leisure Products — 3.0%
Brunswick Corp.	214,610	19,978,045
Callaway Golf Co.(1)	752,676	20,359,886
Hayward Holdings, Inc.(1)	994,374	23,059,533
Solo Brands, Inc., Class A(1)	258,202	4,740,588
		68,138,052
Life Sciences Tools and Services — 0.8%
NeoGenomics, Inc.(1)	403,529	18,562,334
12

	Shares	Value
Machinery — 2.7%
AGCO Corp.	138,614	$16,940,017
Astec Industries, Inc.	236,123	12,604,246
John Bean Technologies Corp.	151,907	22,444,259
Timken Co. (The)	139,079	9,867,655
		61,856,177
Oil, Gas and Consumable Fuels — 2.3%
Matador Resources Co.	684,220	28,634,607
Whitecap Resources, Inc.	3,813,979	22,897,434
		51,532,041
Pharmaceuticals — 1.5%
Arvinas, Inc.(1)	117,841	10,202,674
Edgewise Therapeutics, Inc.(1)(2)	272,174	4,490,871
Harmony Biosciences Holdings, Inc.(1)(2)	174,635	7,242,114
Reata Pharmaceuticals, Inc., Class A(1)	59,903	5,751,287
Ventyx Biosciences, Inc.(1)	352,126	7,155,200
		34,842,146
Professional Services — 2.6%
ASGN, Inc.(1)	133,515	15,976,405
First Advantage Corp.(1)	1,092,313	20,426,253
Hireright Holdings Corp.(1)	773,450	13,342,013
Sterling Check Corp.(1)	417,547	8,956,383
		58,701,054
Real Estate Management and Development — 2.1%
Altus Group Ltd.(2)	229,415	12,032,424
Colliers International Group, Inc.	63,331	9,206,428
Newmark Group, Inc., Class A	1,001,974	14,909,373
Tricon Residential, Inc.	860,918	12,528,388
		48,676,613
Semiconductors and Semiconductor Equipment — 5.2%
Ichor Holdings Ltd.(1)	489,793	21,413,750
MACOM Technology Solutions Holdings, Inc.(1)	387,402	27,048,407
Onto Innovation, Inc.(1)	257,163	20,369,881
Power Integrations, Inc.	185,737	19,169,916
Semtech Corp.(1)	362,156	30,794,125
		118,796,079
Software — 10.6%
Enfusion, Inc., Class A(1)	370,810	7,649,810
Everbridge, Inc.(1)	102,350	16,305,379
Lightspeed Commerce, Inc.(1)	88,785	8,653,955
Manhattan Associates, Inc.(1)	186,811	33,913,669
Model N, Inc.(1)	444,213	14,396,943
nCino, Inc.(1)	245,450	17,834,397
Paycor HCM, Inc.(1)	555,355	18,015,716
Paylocity Holding Corp.(1)	95,625	29,179,013
SailPoint Technologies Holdings, Inc.(1)	334,922	16,069,558
Sprout Social, Inc., Class A(1)	240,024	30,646,264
SPS Commerce, Inc.(1)	114,073	17,422,369
Tenable Holdings, Inc.(1)	564,110	30,038,857
		240,125,930
Specialty Retail — 2.4%
Arko Corp.(1)	1,037,949	9,953,931
13

	Shares	Value
Leslie's, Inc.(1)	1,063,595	$21,995,144
National Vision Holdings, Inc.(1)	365,845	22,550,686
		54,499,761
Textiles, Apparel and Luxury Goods — 1.8%
Capri Holdings Ltd.(1)	173,852	9,255,880
Crocs, Inc.(1)	193,200	31,192,140
		40,448,020
Trading Companies and Distributors — 2.1%
Finning International, Inc.	837,904	24,806,725
H&E Equipment Services, Inc.	329,776	14,866,302
NOW, Inc.(1)	1,153,639	8,329,273
		48,002,300
TOTAL COMMON STOCKS (Cost $1,766,932,916)		2,223,141,543
TEMPORARY CASH INVESTMENTS — 2.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $13,034,155), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $12,763,072)		12,763,061
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 4.75%, 2/15/41 - 5/15/41, valued at $43,401,079), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $42,550,035)		42,550,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,702,502	1,702,502
TOTAL TEMPORARY CASH INVESTMENTS (Cost $57,015,563)		57,015,563
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $12,623,373)	12,623,373	12,623,373
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $1,836,571,852)		2,292,780,479
OTHER ASSETS AND LIABILITIES — (1.1)%		(25,799,268)
TOTAL NET ASSETS — 100.0%		$2,266,981,211

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,536,466	USD	2,794,972	Morgan Stanley	12/31/21	$63,019
USD	74,491,132	CAD	94,840,992	Morgan Stanley	12/31/21	(2,154,535)
USD	1,764,002	CAD	2,242,701	Morgan Stanley	12/31/21	(48,434)
USD	2,086,737	CAD	2,626,878	Morgan Stanley	12/31/21	(36,173)
USD	2,028,911	CAD	2,531,140	Morgan Stanley	12/31/21	(16,628)
USD	2,435,321	CAD	3,011,880	Morgan Stanley	12/31/21	1,273
USD	2,224,796	CAD	2,753,533	Morgan Stanley	12/31/21	(469)
						$(2,191,947)

14

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $25,882,052. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $26,725,287, which includes securities collateral of $14,101,914.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $1,823,948,479) — including $25,882,052 of securities on loan	$2,280,157,106
Investment made with cash collateral received for securities on loan, at value (cost of $12,623,373)	12,623,373
Total investment securities, at value (cost of $1,836,571,852)	2,292,780,479
Receivable for investments sold	14,310,354
Receivable for capital shares sold	5,646,522
Unrealized appreciation on forward foreign currency exchange contracts	64,292
Dividends and interest receivable	67,156
Securities lending receivable	12,699
2,312,881,502

Liabilities
Payable for collateral received for securities on loan	12,623,373
Payable for investments purchased	28,357,586
Payable for capital shares redeemed	1,045,879
Unrealized depreciation on forward foreign currency exchange contracts	2,256,239
Accrued management fees	1,575,372
Distribution and service fees payable	41,842
45,900,291

Net Assets	$2,266,981,211

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,444,464,064
Distributable earnings	822,517,147
$2,266,981,211

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$716,869,062	26,240,077	$27.32
I Class, $0.01 Par Value	$464,632,084	16,377,581	$28.37
Y Class, $0.01 Par Value	$202,168,971	7,011,485	$28.83
A Class, $0.01 Par Value	$134,366,733	5,193,452	$25.87*
C Class, $0.01 Par Value	$10,587,338	479,576	$22.08
R Class, $0.01 Par Value	$12,689,755	510,894	$24.84
R5 Class, $0.01 Par Value	$6,395,861	225,297	$28.39
R6 Class, $0.01 Par Value	$337,131,608	11,696,717	$28.82
G Class, $0.01 Par Value	$382,139,799	12,938,790	$29.53
*Maximum offering price $27.45 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $153,694)	$6,009,694
Securities lending, net	902,248
Interest	8,035
6,919,977

Expenses:
Management fees	19,796,250
Distribution and service fees:
A Class	312,718
C Class	82,795
R Class	57,447
Directors' fees and expenses	50,172
Other expenses	755
20,300,137
Fees waived - G Class	(2,839,327)
17,460,810

Net investment income (loss)	(10,540,833)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	441,364,820
Forward foreign currency exchange contract transactions	(1,141,286)
Foreign currency translation transactions	(43,249)
440,180,285

Change in net unrealized appreciation (depreciation) on:
Investments	168,080,246
Forward foreign currency exchange contracts	(2,146,982)
Translation of assets and liabilities in foreign currencies	6,557
165,939,821

Net realized and unrealized gain (loss)	606,120,106

Net Increase (Decrease) in Net Assets Resulting from Operations	$595,579,273

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$(10,540,833)	$(6,420,221)
Net realized gain (loss)	440,180,285	182,275,922
Change in net unrealized appreciation (depreciation)	165,939,821	161,853,294
Net increase (decrease) in net assets resulting from operations	595,579,273	337,708,995

Distributions to Shareholders
From earnings:
Investor Class	(62,781,510)	(25,227,608)
I Class	(43,474,342)	(16,816,143)
Y Class	(15,461,227)	(535,213)
A Class	(12,881,120)	(4,721,985)
C Class	(823,392)	(312,537)
R Class	(1,137,082)	(381,103)
R5 Class	(1,134)	(395)
R6 Class	(14,189,017)	(2,829,940)
G Class	(31,492,935)	(9,051,157)
Decrease in net assets from distributions	(182,241,759)	(59,876,081)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	353,243,408	369,858,485

Net increase (decrease) in net assets	766,580,922	647,691,399

Net Assets
Beginning of period	1,500,400,289	852,708,890
End of period	$2,266,981,211	$1,500,400,289

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$12,623,373	—	—	—	$12,623,373
Gross amount of recognized liabilities for securities lending transactions					$12,623,373
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 13% of the shares of the fund.
21

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.500%	1.17%
I Class	0.900% to 1.300%	0.97%
Y Class	0.750% to 1.150%	0.82%
A Class	1.100% to 1.500%	1.17%
C Class	1.100% to 1.500%	1.17%
R Class	1.100% to 1.500%	1.17%
R5 Class	0.900% to 1.300%	0.97%
R6 Class	0.750% to 1.150%	0.82%
G Class	0.750% to 1.150%	0.00%(1)
(1)Effective annual management fee before waiver was 0.82%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,006,480 and $2,519,047, respectively. The effect of interfund transactions on the Statement of Operations was $100,296 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $2,009,695,229 and $1,866,344,988, respectively.

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5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	335,000,000		335,000,000
Sold	5,201,148	$132,383,799	9,921,702	$179,032,931
Issued in reinvestment of distributions	2,479,907	58,274,650	1,317,045	23,588,268
Redeemed	(5,592,502)	(141,184,376)	(9,495,829)	(181,400,499)
	2,088,553	49,474,073	1,742,918	21,220,700
I Class/Shares Authorized	210,000,000		210,000,000
Sold	8,344,806	219,598,270	14,257,641	281,464,270
Issued in reinvestment of distributions	1,708,377	41,616,070	161,247	2,976,627
Redeemed	(7,651,690)	(206,252,981)	(17,359,714)	(315,563,803)
	2,401,493	54,961,359	(2,940,826)	(31,122,906)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	2,146,541	58,617,976	6,761,561	126,431,953
Issued in reinvestment of distributions	125,315	3,097,792	28,652	535,213
Redeemed	(949,794)	(25,673,469)	(1,451,198)	(30,110,005)
	1,322,062	36,042,299	5,339,015	96,857,161
A Class/Shares Authorized	70,000,000		70,000,000
Sold	893,567	21,725,400	635,430	10,992,905
Issued in reinvestment of distributions	557,328	12,428,385	267,760	4,586,734
Redeemed	(933,351)	(22,599,792)	(990,674)	(17,325,103)
	517,544	11,553,993	(87,484)	(1,745,464)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	256,593	5,394,290	75,490	1,255,719
Issued in reinvestment of distributions	42,909	822,132	18,317	276,405
Redeemed	(108,201)	(2,217,451)	(126,131)	(1,977,877)
	191,301	3,998,971	(32,324)	(445,753)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	203,005	4,752,618	215,915	3,705,057
Issued in reinvestment of distributions	51,236	1,097,821	22,612	375,133
Redeemed	(161,724)	(3,809,826)	(193,648)	(3,188,549)
	92,517	2,040,613	44,879	891,641
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	265,537	6,981,382	—	—
Issued in reinvestment of distributions	47	1,134	22	395
Redeemed	(40,704)	(1,098,894)	—	—
	224,880	5,883,622	22	395
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	9,462,609	256,807,769	3,584,510	69,966,478
Issued in reinvestment of distributions	574,222	14,189,017	151,577	2,829,940
Redeemed	(3,069,413)	(83,050,016)	(1,680,729)	(33,221,028)
	6,967,418	187,946,770	2,055,358	39,575,390
G Class/Shares Authorized	140,000,000		140,000,000
Sold	1,374,992	38,113,576	16,326,187	329,098,341
Issued in reinvestment of distributions	1,252,702	31,492,935	481,445	9,051,157
Redeemed	(2,531,086)	(68,264,803)	(4,419,358)	(93,522,177)
	96,608	1,341,708	12,388,274	244,627,321
Net increase (decrease)	13,902,376	$353,243,408	18,509,832	$369,858,485
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,130,103,251	$93,038,292	—
Temporary Cash Investments	1,702,502	55,313,061	—
Temporary Cash Investments - Securities Lending Collateral	12,623,373	—	—
	$2,144,429,126	$148,351,353	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$64,292	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,256,239	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $68,952,543.
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The value of foreign currency risk derivative instruments as of October 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $64,292 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,256,239 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,141,286) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(2,146,982) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
9. Federal Tax Information
On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $4.6123 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$35,338,601	—
Long-term capital gains	$146,903,158	$59,876,081

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The reclassifications, which are primarily due to tax equalization, were made to capital $36,314,014 and distributable earnings $(36,314,014).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,846,463,316
Gross tax appreciation of investments	$534,196,920
Gross tax depreciation of investments	(87,879,757)
Net tax appreciation (depreciation) of investments	446,317,163
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(198)
Net tax appreciation (depreciation)	$446,316,965
Undistributed ordinary income	$169,172,381
Accumulated long-term gains	$207,027,801

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$22.00	(0.21)	8.25	8.04	(2.72)	$27.32	38.56%	1.17%	1.17%	(0.82)%	(0.82)%	96%	$716,869
2020	$17.54	(0.15)	5.61	5.46	(1.00)	$22.00	32.43%	1.22%	1.22%	(0.81)%	(0.81)%	141%	$531,353
2019	$18.08	(0.12)	1.91	1.79	(2.33)	$17.54	13.00%	1.28%	1.28%	(0.70)%	(0.70)%	92%	$392,956
2018	$16.70	(0.17)	1.65	1.48	(0.10)	$18.08	8.89%	1.27%	1.27%	(0.93)%	(0.93)%	116%	$386,455
2017	$12.96	(0.13)	4.45	4.32	(0.58)	$16.70	33.36%	1.36%	1.36%	(0.83)%	(0.83)%	70%	$361,029
I Class
2021	$22.71	(0.17)	8.55	8.38	(2.72)	$28.37	38.81%	0.97%	0.97%	(0.62)%	(0.62)%	96%	$464,632
2020	$18.04	(0.11)	5.78	5.67	(1.00)	$22.71	32.76%	1.02%	1.02%	(0.61)%	(0.61)%	141%	$317,466
2019	$18.50	(0.09)	1.96	1.87	(2.33)	$18.04	13.16%	1.08%	1.08%	(0.50)%	(0.50)%	92%	$305,249
2018	$17.04	(0.14)	1.70	1.56	(0.10)	$18.50	9.18%	1.07%	1.07%	(0.73)%	(0.73)%	116%	$371,030
2017	$13.20	(0.09)	4.51	4.42	(0.58)	$17.04	33.51%	1.16%	1.16%	(0.63)%	(0.63)%	70%	$219,881

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$23.02	(0.13)	8.66	8.53	(2.72)	$28.83	39.02%	0.82%	0.82%	(0.47)%	(0.47)%	96%	$202,169
2020	$18.24	(0.10)	5.88	5.78	(1.00)	$23.02	32.96%	0.87%	0.87%	(0.46)%	(0.46)%	141%	$130,958
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.34%	0.93%	0.93%	(0.35)%	(0.35)%	92%	$6,392
2018	$17.16	(0.07)	1.66	1.59	(0.10)	$18.65	9.29%	0.92%	0.92%	(0.58)%	(0.58)%	116%	$1,778
2017(3)	$15.34	(0.06)	2.46	2.40	(0.58)	$17.16	15.67%	1.01%(4)	1.01%(4)	(0.61)%(4)	(0.61)%(4)	70%(5)	$6
A Class
2021	$21.00	(0.26)	7.85	7.59	(2.72)	$25.87	38.22%	1.42%	1.42%	(1.07)%	(1.07)%	96%	$134,367
2020	$16.82	(0.19)	5.37	5.18	(1.00)	$21.00	32.14%	1.47%	1.47%	(1.06)%	(1.06)%	141%	$98,200
2019	$17.49	(0.16)	1.82	1.66	(2.33)	$16.82	12.72%	1.53%	1.53%	(0.95)%	(0.95)%	92%	$80,127
2018	$16.19	(0.21)	1.61	1.40	(0.10)	$17.49	8.61%	1.52%	1.52%	(1.18)%	(1.18)%	116%	$77,764
2017	$12.61	(0.16)	4.32	4.16	(0.58)	$16.19	33.02%	1.61%	1.61%	(1.08)%	(1.08)%	70%	$80,654
C Class
2021	$18.38	(0.38)	6.80	6.42	(2.72)	$22.08	37.19%	2.17%	2.17%	(1.82)%	(1.82)%	96%	$10,587
2020	$14.94	(0.28)	4.72	4.44	(1.00)	$18.38	31.18%	2.22%	2.22%	(1.81)%	(1.81)%	141%	$5,298
2019	$15.92	(0.25)	1.60	1.35	(2.33)	$14.94	11.84%	2.28%	2.28%	(1.70)%	(1.70)%	92%	$4,790
2018	$14.86	(0.32)	1.48	1.16	(0.10)	$15.92	7.83%	2.27%	2.27%	(1.93)%	(1.93)%	116%	$6,227
2017	$11.70	(0.25)	3.99	3.74	(0.58)	$14.86	31.99%	2.36%	2.36%	(1.83)%	(1.83)%	70%	$9,958

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$20.30	(0.31)	7.57	7.26	(2.72)	$24.84	37.88%	1.67%	1.67%	(1.32)%	(1.32)%	96%	$12,690
2020	$16.33	(0.23)	5.20	4.97	(1.00)	$20.30	31.80%	1.72%	1.72%	(1.31)%	(1.31)%	141%	$8,492
2019	$17.09	(0.19)	1.76	1.57	(2.33)	$16.33	12.39%	1.78%	1.78%	(1.20)%	(1.20)%	92%	$6,099
2018	$15.86	(0.25)	1.58	1.33	(0.10)	$17.09	8.41%	1.77%	1.77%	(1.43)%	(1.43)%	116%	$5,687
2017	$12.40	(0.19)	4.23	4.04	(0.58)	$15.86	32.61%	1.86%	1.86%	(1.33)%	(1.33)%	70%	$3,761
R5 Class
2021	$22.73	(0.18)	8.56	8.38	(2.72)	$28.39	38.84%	0.97%	0.97%	(0.62)%	(0.62)%	96%	$6,396
2020	$18.05	(0.12)	5.80	5.68	(1.00)	$22.73	32.74%	1.02%	1.02%	(0.61)%	(0.61)%	141%	$9
2019	$18.51	(0.08)	1.95	1.87	(2.33)	$18.05	13.21%	1.08%	1.08%	(0.50)%	(0.50)%	92%	$7
2018	$17.05	(0.14)	1.70	1.56	(0.10)	$18.51	9.12%	1.07%	1.07%	(0.73)%	(0.73)%	116%	$7
2017(3)	$15.26	(0.07)	2.44	2.37	(0.58)	$17.05	15.56%	1.16%(4)	1.16%(4)	(0.76)%(4)	(0.76)%(4)	70%(5)	$6
R6 Class
2021	$23.01	(0.13)	8.66	8.53	(2.72)	$28.82	39.04%	0.82%	0.82%	(0.47)%	(0.47)%	96%	$337,132
2020	$18.24	(0.09)	5.86	5.77	(1.00)	$23.01	32.91%	0.87%	0.87%	(0.46)%	(0.46)%	141%	$108,820
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.40%	0.93%	0.93%	(0.35)%	(0.35)%	92%	$48,763
2018	$17.15	(0.11)	1.71	1.60	(0.10)	$18.65	9.30%	0.92%	0.92%	(0.58)%	(0.58)%	116%	$39,687
2017	$13.26	(0.08)	4.55	4.47	(0.58)	$17.15	33.74%	1.01%	1.01%	(0.48)%	(0.48)%	70%	$28,077

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$23.35	0.10	8.80	8.90	(2.72)	$29.53	40.15%	0.00%(6)	0.82%	0.35%	(0.47)%	96%	$382,140
2020	$18.34	0.08	5.93	6.01	(1.00)	$23.35	34.09%	0.01%	0.87%	0.40%	(0.46)%	141%	$299,803
2019(7)	$17.43	0.05	0.86	0.91	—	$18.34	5.22%	0.00%(4)(6)	0.93%(4)	0.52%(4)	(0.41)%(4)	92%(8)	$8,326

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)Ratio was less than 0.005%.
(7)April 1, 2019 (commencement of sale) through October 31, 2019.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
35

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $7,006,884, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $166,508,196, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.

The fund hereby designates $52,047,577 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2021.

The fund utilized earnings and profits of $36,314,014 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 2112

Annual Report

October 31, 2021

Sustainable Equity Fund
Investor Class (AFDIX)
I Class (AFEIX)
Y Class (AFYDX)
A Class (AFDAX)
C Class (AFDCX)
R Class (AFDRX)
R5 Class (AFDGX)
R6 Class (AFEDX)
G Class (AFEGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AFDIX	43.50%	20.13%	16.11%	—	7/29/05
S&P 500 Index	—	42.91%	18.91%	16.20%	—	—
I Class	AFEIX	43.78%	20.38%	16.34%	—	7/29/05
Y Class	AFYDX	44.01%	—	—	19.96%	4/10/17
A Class	AFDAX					11/30/04
No sales charge		43.13%	19.84%	15.83%	—
With sales charge		34.90%	18.43%	15.14%	—
C Class	AFDCX	42.08%	18.95%	14.96%	—	11/30/04
R Class	AFDRX	42.78%	19.54%	15.53%	—	7/29/05
R5 Class	AFDGX	43.78%	—	—	19.78%	4/10/17
R6 Class	AFEDX	44.03%	—	—	24.23%	4/1/19
G Class	AFEGX	44.61%	—	—	24.77%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $44,576

S&P 500 Index — $44,939

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.79%	0.59%	0.44%	1.04%	1.79%	1.29%	0.59%	0.44%	0.44%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Justin Brown, Joe Reiland and Rob Bove

Greg Woodhams left the portfolio management team September 1, 2021. He is retiring, effective December 31, 2021.

Performance Summary

Sustainable Equity returned 43.50%* for the 12 months ended October 31, 2021, outpacing the 42.91% return of the fund’s benchmark, the S&P 500 Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the S&P 500 Index, all sectors posted strong gains, led by energy, which surged on demand and limited supply as the economy began to reopen. Utilities was the weakest sector.

Stock selection in the information technology and communication services sectors helped drive outperformance relative to the benchmark. Stock choices in the materials sector and an underweight allocation to energy detracted.

Information Technology Led Performance

In the information technology sector, stock choices in the semiconductors and semiconductor equipment industry benefited relative performance. ASML Holding, a Netherlands-based semiconductor equipment manufacturer, outperformed due to strong demand for its extreme ultraviolet lithography technology that allows semiconductor manufacturers to make smaller and more efficient chips. Demand for semiconductors has been strong and manufacturers need new equipment to increase production. Other top contributors in the sector included NVIDIA, a gaming and artificial intelligence chipmaker. NVIDIA reported better-than-expected earnings and offered positive forward guidance based on strength in data center and gaming central processing units. Microsoft reported strong revenue and earnings growth, and the stock also received a tailwind from large-capitalization software returning to favor.

Elsewhere, Morgan Stanley’s stock was helped by improving sentiment for financials due to positive vaccine news, recovery hopes and rising interest rates. The recent acquisitions of E-Trade Financial and Eaton Vance are shifting the business toward more wealth and asset management, which we think should be beneficial. ConocoPhillips was a top contributor. The oil giant’s stock price jumped on the announcement that it would buy Royal Dutch Shell’s Permian Basin assets. ConocoPhillips also announced a significant dividend increase.

Materials Stocks Detracted

Stock selection in the materials sector weighed on performance relative to the benchmark. Packaging company Ball was a significant detractor in the sector. While demand for aluminum cans remained strong, the company lagged the broader market earlier in the reporting period on concerns about increasing competition and more recently on supply chain disruptions.

Underweighting Tesla detracted. The electric carmaker continued to benefit from solid fundamental reports and strong demand for its vehicles. The stock also got a boost when it was added to the S&P 500 Index. NextEra Energy underperformed. The company has an attractive renewable energy business but also has a utility segment, and utilities broadly underperformed as they

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

typically do in a rising rate environment. There was also a notable pullback in clean energy stocks after a very strong year in 2020.

Not owning Exxon Mobil detracted as the oil and gas company benefited from higher oil prices amid increased demand and limited supply. Defense contractor Lockheed Martin lagged despite posting better-than-expected earnings. Investors focused on fewer sales, especially its F-35 fighter, and the company offered disappointing guidance.

Outlook

The portfolio invests in a blend of large value and large growth stocks. We seek to outperform the S&P 500 Index without taking on significant additional risk. We believe that companies exhibiting both improving business fundamentals and sustainable corporate behaviors will outperform over time. We use a quantitative model that combines fundamental measures of a stock’s value and growth potential with environmental, social and governance (ESG) metrics.

As of October 31, 2021, the portfolio’s largest overweight position relative to the benchmark was in the industrials sector. Communication services ended the period as the largest underweight sector.

When portfolio managers incorporate Environmental, Social and Governance (ESG) factors into an investment strategy, they consider those issues in conjunction with traditional financial analysis. Therefore, ESG factors may limit the investment opportunities available, and the portfolio may perform differently than those that do not incorporate ESG factors. Portfolio managers have ultimate discretion in how ESG issues may impact a portfolio’s holdings, and depending on their analysis, investment decisions may not be affected by ESG factors.
6

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	96.8%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Software	10.5%
Interactive Media and Services	6.4%
Semiconductors and Semiconductor Equipment	5.7%
Capital Markets	4.9%
IT Services	4.7%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,124.20	$4.23	0.79%
I Class	$1,000	$1,125.60	$3.16	0.59%
Y Class	$1,000	$1,126.30	$2.36	0.44%
A Class	$1,000	$1,122.90	$5.56	1.04%
C Class	$1,000	$1,119.00	$9.56	1.79%
R Class	$1,000	$1,121.60	$6.90	1.29%
R5 Class	$1,000	$1,125.50	$3.16	0.59%
R6 Class	$1,000	$1,126.50	$2.36	0.44%
G Class	$1,000	$1,128.80	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,021.22	$4.02	0.79%
I Class	$1,000	$1,022.23	$3.01	0.59%
Y Class	$1,000	$1,022.99	$2.24	0.44%
A Class	$1,000	$1,019.96	$5.30	1.04%
C Class	$1,000	$1,016.18	$9.10	1.79%
R Class	$1,000	$1,018.70	$6.56	1.29%
R5 Class	$1,000	$1,022.23	$3.01	0.59%
R6 Class	$1,000	$1,022.99	$2.24	0.44%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 96.8%
Aerospace and Defense — 0.8%
Lockheed Martin Corp.	89,367	$29,698,441
Air Freight and Logistics — 1.0%
Expeditors International of Washington, Inc.	20,109	2,478,635
United Parcel Service, Inc., Class B	175,611	37,487,680
		39,966,315
Auto Components — 1.1%
Aptiv plc(1)	242,050	41,848,024
Automobiles — 1.3%
Tesla, Inc.(1)	45,105	50,246,970
Banks — 4.6%
Bank of America Corp.	1,257,085	60,063,521
JPMorgan Chase & Co.	412,054	70,003,854
Regions Financial Corp.	2,036,813	48,231,732
		178,299,107
Beverages — 1.4%
PepsiCo, Inc.	325,637	52,622,939
Biotechnology — 0.6%
Amgen, Inc.	72,788	15,064,932
Vertex Pharmaceuticals, Inc.(1)	33,914	6,271,716
		21,336,648
Building Products — 1.7%
Johnson Controls International plc	622,880	45,700,706
Masco Corp.	318,390	20,870,464
		66,571,170
Capital Markets — 4.9%
Ameriprise Financial, Inc.	80,779	24,405,759
BlackRock, Inc.	38,532	36,353,401
Intercontinental Exchange, Inc.	129,838	17,977,369
Morgan Stanley	639,044	65,680,942
S&P Global, Inc.	92,885	44,042,352
		188,459,823
Chemicals — 2.6%
Air Products and Chemicals, Inc.	56,303	16,880,202
Ecolab, Inc.	69,562	15,458,068
Linde plc	141,853	45,279,477
Sherwin-Williams Co. (The)	74,934	23,724,854
		101,342,601
Communications Equipment — 1.1%
Cisco Systems, Inc.	722,600	40,443,922
Consumer Finance — 0.8%
American Express Co.	179,152	31,133,035
Containers and Packaging — 0.6%
Ball Corp.	246,732	22,571,043
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	141,935	7,521,136
Electric Utilities — 1.8%
NextEra Energy, Inc.	835,753	71,314,803
10

	Shares	Value
Electrical Equipment — 1.3%
Eaton Corp. plc	159,852	$26,337,215
Rockwell Automation, Inc.	73,062	23,336,003
		49,673,218
Electronic Equipment, Instruments and Components — 2.1%
CDW Corp.	155,546	29,032,661
Cognex Corp.	198,041	17,346,411
Keysight Technologies, Inc.(1)	188,524	33,938,091
		80,317,163
Energy Equipment and Services — 0.9%
Schlumberger NV	1,119,612	36,118,683
Entertainment — 1.8%
Electronic Arts, Inc.	108,600	15,231,150
Walt Disney Co. (The)(1)	328,667	55,567,730
		70,798,880
Equity Real Estate Investment Trusts (REITs) — 2.1%
Prologis, Inc.	569,321	82,528,772
Food and Staples Retailing — 1.5%
Costco Wholesale Corp.	45,284	22,258,898
Sysco Corp.	465,677	35,810,561
		58,069,459
Food Products — 0.7%
Mondelez International, Inc., Class A	415,712	25,250,347
Vital Farms, Inc.(1)	135,355	2,222,529
		27,472,876
Health Care Equipment and Supplies — 1.9%
Edwards Lifesciences Corp.(1)	311,823	37,362,632
Medtronic plc	231,537	27,752,025
ResMed, Inc.	30,421	7,997,985
		73,112,642
Health Care Providers and Services — 3.6%
Cigna Corp.	176,711	37,747,237
CVS Health Corp.	380,876	34,004,609
Humana, Inc.	35,107	16,260,158
UnitedHealth Group, Inc.	114,338	52,649,219
		140,661,223
Hotels, Restaurants and Leisure — 1.8%
Booking Holdings, Inc.(1)	9,747	23,595,342
Chipotle Mexican Grill, Inc.(1)	10,594	18,847,044
Expedia Group, Inc.(1)	169,868	27,927,998
		70,370,384
Household Products — 1.4%
Colgate-Palmolive Co.	193,008	14,705,280
Procter & Gamble Co. (The)	268,875	38,446,436
		53,151,716
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	205,009	44,819,068
Insurance — 1.6%
Marsh & McLennan Cos., Inc.	137,593	22,950,512
Prudential Financial, Inc.	157,551	17,338,488
Travelers Cos., Inc. (The)	134,134	21,579,478
		61,868,478
11

	Shares	Value
Interactive Media and Services — 6.4%
Alphabet, Inc., Class A(1)	67,080	$198,618,514
Meta Platforms, Inc., Class A(1)	148,865	48,168,248
		246,786,762
Internet and Direct Marketing Retail — 3.6%
Amazon.com, Inc.(1)	41,667	140,519,041
IT Services — 4.7%
Accenture plc, Class A	131,283	47,103,028
Mastercard, Inc., Class A	129,500	43,449,840
PayPal Holdings, Inc.(1)	197,737	45,991,649
Visa, Inc., Class A	213,068	45,121,410
		181,665,927
Life Sciences Tools and Services — 2.1%
Agilent Technologies, Inc.	250,628	39,471,404
Thermo Fisher Scientific, Inc.	64,714	40,968,492
		80,439,896
Machinery — 2.1%
Cummins, Inc.	117,282	28,128,915
Parker-Hannifin Corp.	112,009	33,220,749
Xylem, Inc.	153,606	20,059,408
		81,409,072
Media — 0.5%
Comcast Corp., Class A	382,795	19,687,147
Multiline Retail — 0.5%
Target Corp.	75,846	19,691,139
Oil, Gas and Consumable Fuels — 1.2%
ConocoPhillips	635,873	47,366,180
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	52,424	17,002,676
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	580,099	33,877,782
Merck & Co., Inc.	366,421	32,263,369
Novo Nordisk A/S, B Shares	188,432	20,662,484
Zoetis, Inc.	167,457	36,204,203
		123,007,838
Professional Services — 0.2%
IHS Markit Ltd.	60,473	7,905,031
Road and Rail — 1.1%
Norfolk Southern Corp.	80,697	23,648,256
Union Pacific Corp.	75,359	18,191,662
		41,839,918
Semiconductors and Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc.(1)	188,401	22,651,452
Applied Materials, Inc.	245,150	33,499,748
ASML Holding NV	47,501	38,613,544
NVIDIA Corp.	342,806	87,645,210
Texas Instruments, Inc.	208,563	39,101,391
		221,511,345
Software — 10.5%
Adobe, Inc.(1)	58,054	37,756,000
Microsoft Corp.	963,579	319,542,068
salesforce.com, Inc.(1)	91,019	27,277,484
12

	Shares/Principal Amount	Value
ServiceNow, Inc.(1)	13,500	$9,419,760
Workday, Inc., Class A(1)	39,229	11,375,625
		405,370,937
Specialty Retail — 2.8%
Home Depot, Inc. (The)	194,151	72,173,693
TJX Cos., Inc. (The)	346,067	22,663,928
Tractor Supply Co.	54,350	11,803,189
		106,640,810
Technology Hardware, Storage and Peripherals — 3.8%
Apple, Inc.	989,439	148,217,962
Textiles, Apparel and Luxury Goods — 1.6%
Deckers Outdoor Corp.(1)	33,122	13,093,458
NIKE, Inc., Class B	292,720	48,969,129
		62,062,587
TOTAL COMMON STOCKS (Cost $2,324,717,128)		3,743,462,807
TEMPORARY CASH INVESTMENTS — 3.0%
Federal Farm Credit Discount Notes, 0.00%, 11/1/21(2)	$25,000,000	25,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $21,140,635), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $20,700,955)		20,700,938
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 4.75%, 2/15/41, valued at $70,395,517), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $69,015,058)		69,015,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,270,124	2,270,124
TOTAL TEMPORARY CASH INVESTMENTS (Cost $116,986,062)		116,986,062
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $2,441,703,190)		3,860,448,869
OTHER ASSETS AND LIABILITIES — 0.2%		6,147,882
TOTAL NET ASSETS — 100.0%		$3,866,596,751

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	706,577	USD	819,301	Credit Suisse AG	12/31/21	$(1,194)
EUR	613,713	USD	714,245	Credit Suisse AG	12/31/21	(3,661)
EUR	843,855	USD	981,104	Credit Suisse AG	12/31/21	(4,052)
EUR	1,045,735	USD	1,217,092	Credit Suisse AG	12/31/21	(6,294)
EUR	880,194	USD	1,030,362	Credit Suisse AG	12/31/21	(11,236)
EUR	2,087,431	USD	2,426,931	Credit Suisse AG	12/31/21	(10,012)
USD	1,180,888	EUR	1,021,509	Credit Suisse AG	12/31/21	(1,860)
USD	1,373,033	EUR	1,183,012	Credit Suisse AG	12/31/21	3,289
USD	791,271	EUR	678,314	Credit Suisse AG	12/31/21	5,889
USD	1,566,694	EUR	1,348,553	Credit Suisse AG	12/31/21	5,280
USD	34,056,457	EUR	28,969,672	Credit Suisse AG	12/31/21	514,104
USD	1,007,301	EUR	855,968	Credit Suisse AG	12/31/21	16,224
						$506,477

13

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	494	December 2021	$113,545,900	$3,702,966
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $2,441,703,190)	$3,860,448,869
Cash	491,235
Deposits with broker for futures contracts	5,681,000
Receivable for capital shares sold	1,130,869
Receivable for variation margin on futures contracts	234,650
Unrealized appreciation on forward foreign currency exchange contracts	544,786
Dividends and interest receivable	2,896,603
Securities lending receivable	166
3,871,428,178

Liabilities
Payable for capital shares redeemed	3,889,611
Unrealized depreciation on forward foreign currency exchange contracts	38,309
Accrued management fees	864,692
Distribution and service fees payable	38,815
4,831,427

Net Assets	$3,866,596,751

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,407,963,792
Distributable earnings	1,458,632,959
$3,866,596,751

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$835,452,971	17,382,672	$48.06
I Class, $0.01 Par Value	$469,839,886	9,741,803	$48.23
Y Class, $0.01 Par Value	$18,938,841	391,953	$48.32
A Class, $0.01 Par Value	$97,032,288	2,031,191	$47.77*
C Class, $0.01 Par Value	$14,426,783	313,727	$45.99
R Class, $0.01 Par Value	$18,043,585	381,241	$47.33
R5 Class, $0.01 Par Value	$5,819,264	120,587	$48.26
R6 Class, $0.01 Par Value	$46,680,788	965,164	$48.37
G Class, $0.01 Par Value	$2,360,362,345	48,626,147	$48.54
*Maximum offering price $50.68 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $67,087)	$42,604,208
Interest	16,045
Securities lending, net	1,915
42,622,168

Expenses:
Management fees	18,496,142
Distribution and service fees:
A Class	198,815
C Class	120,085
R Class	66,040
Directors' fees and expenses	86,263
Other expenses	21,017
18,988,362
Fees waived - G Class	(9,440,368)
9,547,994

Net investment income (loss)	33,074,174

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	104,264,355
Forward foreign currency exchange contract transactions	562,137
Futures contract transactions	16,994,019
Foreign currency translation transactions	(8,287)
121,812,224

Change in net unrealized appreciation (depreciation) on:
Investments	1,045,331,990
Forward foreign currency exchange contracts	405,316
Futures contracts	5,986,860
Translation of assets and liabilities in foreign currencies	(935)
1,051,723,231

Net realized and unrealized gain (loss)	1,173,535,455

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,206,609,629

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$33,074,174	$28,320,276
Net realized gain (loss)	121,812,224	(112,981,612)
Change in net unrealized appreciation (depreciation)	1,051,723,231	281,635,809
Net increase (decrease) in net assets resulting from operations	1,206,609,629	196,974,473

Distributions to Shareholders
From earnings:
Investor Class	(2,859,800)	(3,259,073)
I Class	(1,771,656)	(962,442)
Y Class	(77,746)	(510,247)
A Class	(103,188)	(364,241)
C Class	—	(67,854)
R Class	—	(31,560)
R5 Class	(21,739)	(11,626)
R6 Class	(59,111)	(18,679)
G Class	(23,737,820)	(14,189,132)
Decrease in net assets from distributions	(28,631,060)	(19,414,854)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(43,906,130)	1,707,601,522

Net increase (decrease) in net assets	1,134,072,439	1,885,161,141

Net Assets
Beginning of period	2,732,524,312	847,363,171
End of period	$3,866,596,751	$2,732,524,312

See Notes to Financial Statements.
17

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

19

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 45% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.750% to 0.790%	0.79%
I Class	0.550% to 0.590%	0.59%
Y Class	0.400% to 0.440%	0.44%
A Class	0.750% to 0.790%	0.79%
C Class	0.750% to 0.790%	0.79%
R Class	0.750% to 0.790%	0.79%
R5 Class	0.550% to 0.590%	0.59%
R6 Class	0.400% to 0.440%	0.44%
G Class	0.400% to 0.440%	0.00%(1)
(1)Effective annual management fee before waiver was 0.44%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $601,965,108 and $654,904,367, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		230,000,000
Sold	2,943,466	$119,867,395	17,239,793	$543,096,618
Issued in reinvestment of distributions	74,177	2,795,217	100,919	3,228,400
Redeemed	(3,342,394)	(138,556,743)	(3,521,917)	(109,408,579)
	(324,751)	(15,894,131)	13,818,795	436,916,439
I Class/Shares Authorized	50,000,000		50,000,000
Sold	4,571,811	189,617,073	5,143,550	162,491,745
Issued in reinvestment of distributions	43,915	1,657,803	26,744	857,150
Redeemed	(2,155,752)	(91,287,995)	(1,372,675)	(42,143,506)
	2,459,974	99,986,881	3,797,619	121,205,389
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	202,749	8,486,726	817,327	25,138,027
Issued in reinvestment of distributions	2,039	77,027	15,895	509,737
Redeemed	(52,839)	(2,276,009)	(2,263,503)	(74,266,512)
	151,949	6,287,744	(1,430,281)	(48,618,748)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	656,928	26,696,842	333,847	10,430,358
Issued in reinvestment of distributions	2,368	88,920	10,059	320,586
Redeemed	(262,551)	(10,817,846)	(501,546)	(15,535,923)
	396,745	15,967,916	(157,640)	(4,784,979)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	111,500	4,558,582	89,054	2,800,693
Issued in reinvestment of distributions	—	—	1,854	57,571
Redeemed	(112,229)	(4,368,283)	(119,796)	(3,670,138)
	(729)	190,299	(28,888)	(811,874)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	208,379	8,474,299	215,132	6,842,044
Issued in reinvestment of distributions	—	—	997	31,560
Redeemed	(99,077)	(3,852,366)	(92,477)	(2,693,315)
	109,302	4,621,933	123,652	4,180,289
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	48,027	1,988,519	58,252	1,990,201
Issued in reinvestment of distributions	344	12,998	350	11,238
Redeemed	(22,394)	(924,057)	(7,052)	(207,323)
	25,977	1,077,460	51,550	1,794,116
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,386,839	58,488,762	250,249	7,873,896
Issued in reinvestment of distributions	1,563	59,111	582	18,679
Redeemed	(575,395)	(23,155,920)	(228,865)	(7,676,224)
	813,007	35,391,953	21,966	216,351
G Class/Shares Authorized	525,000,000		525,000,000
Sold	3,978,313	167,298,284	48,405,679	1,575,927,164
Issued in reinvestment of distributions	627,985	23,737,820	442,167	14,189,132
Redeemed	(9,001,254)	(382,572,289)	(12,070,100)	(392,611,757)
	(4,394,956)	(191,536,185)	36,777,746	1,197,504,539
Net increase (decrease)	(763,482)	$(43,906,130)	52,974,519	$1,707,601,522
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,684,186,779	$59,276,028	—
Temporary Cash Investments	2,270,124	114,715,938	—
	$3,686,456,903	$173,991,966	—
Other Financial Instruments
Futures Contracts	$3,702,966	—	—
Forward Foreign Currency Exchange Contracts	—	$544,786	—
	$3,702,966	$544,786	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$38,309	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $56,671,056 futures contracts purchased.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $36,528,399.

Value of Derivative Instruments as of October 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$234,650	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	544,786	Unrealized depreciation on forward foreign currency exchange contracts	$38,309
		$779,436		$38,309
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$16,994,019	Change in net unrealized appreciation (depreciation) on futures contracts	$5,986,860
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	562,137	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	405,316
		$17,556,156		$6,392,176

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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9. Federal Tax Information

On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $0.9622 for the Investor Class, I Class, Y Class, A Class, C
Class, R Class, R5 Class, R6 Class and G Class.

On December 7,2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 6, 2021:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
$0.1914	$0.2870	$0.3587	$0.0718	—	—	$0.2870	$0.3587	$0.5692

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$28,631,060	$7,163,302
Long-term capital gains	—	$12,251,552

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,464,862,452
Gross tax appreciation of investments	$1,403,690,412
Gross tax depreciation of investments	(8,103,995)
Net tax appreciation (depreciation) of investments	1,395,586,417
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	365
Net tax appreciation (depreciation)	$1,395,586,782
Undistributed ordinary income	$27,923,499
Accumulated long-term gains	$74,774,757
Accumulated short-term capital losses	$(39,652,079)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. As a result of a shift in ownership of the fund, the utilization of these capital losses in any given year are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$33.63	0.19	14.40	14.59	(0.16)	—	(0.16)	$48.06	43.50%	0.79%	0.79%	0.46%	0.46%	18%	$835,453
2020	$30.40	0.28	3.15	3.43	—	(0.20)	(0.20)	$33.63	11.33%	0.79%	0.83%	0.88%	0.84%	36%	$595,557
2019	$28.19	0.33	3.77	4.10	(0.22)	(1.67)	(1.89)	$30.40	16.10%	0.80%	0.84%	1.14%	1.10%	33%	$118,225
2018	$27.22	0.26	1.52	1.78	(0.20)	(0.61)	(0.81)	$28.19	6.60%	0.95%	0.95%	0.91%	0.91%	41%	$142,923
2017	$21.75	0.23	5.51	5.74	(0.27)	—	(0.27)	$27.22	26.61%	1.00%	1.00%	0.95%	0.95%	18%	$135,315
I Class
2021	$33.75	0.27	14.44	14.71	(0.23)	—	(0.23)	$48.23	43.78%	0.59%	0.59%	0.66%	0.66%	18%	$469,840
2020	$30.50	0.35	3.16	3.51	(0.06)	(0.20)	(0.26)	$33.75	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$245,759
2019	$28.27	0.37	3.81	4.18	(0.28)	(1.67)	(1.95)	$30.50	16.37%	0.60%	0.64%	1.34%	1.30%	33%	$106,268
2018	$27.30	0.33	1.51	1.84	(0.26)	(0.61)	(0.87)	$28.27	6.80%	0.75%	0.75%	1.11%	1.11%	41%	$38,188
2017	$21.81	0.27	5.53	5.80	(0.31)	—	(0.31)	$27.30	26.88%	0.80%	0.80%	1.15%	1.15%	18%	$19,776

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$33.81	0.34	14.46	14.80	(0.29)	—	(0.29)	$48.32	44.01%	0.44%	0.44%	0.81%	0.81%	18%	$18,939
2020	$30.56	0.43	3.12	3.55	(0.10)	(0.20)	(0.30)	$33.81	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$8,115
2019	$28.32	0.41	3.82	4.23	(0.32)	(1.67)	(1.99)	$30.56	16.56%	0.45%	0.49%	1.49%	1.45%	33%	$51,037
2018	$27.33	0.36	1.52	1.88	(0.28)	(0.61)	(0.89)	$28.32	6.93%	0.60%	0.60%	1.26%	1.26%	41%	$14,485
2017(3)	$23.89	0.16	3.28	3.44	—	—	—	$27.33	14.40%	0.65%(4)	0.65%(4)	1.10%(4)	1.10%(4)	18%(5)	$383
A Class
2021	$33.43	0.08	14.32	14.40	(0.06)	—	(0.06)	$47.77	43.13%	1.04%	1.04%	0.21%	0.21%	18%	$97,032
2020	$30.29	0.21	3.13	3.34	—	(0.20)	(0.20)	$33.43	11.07%	1.04%	1.08%	0.63%	0.59%	36%	$54,638
2019	$28.09	0.25	3.78	4.03	(0.16)	(1.67)	(1.83)	$30.29	15.81%	1.05%	1.09%	0.89%	0.85%	33%	$54,290
2018	$27.13	0.19	1.51	1.70	(0.13)	(0.61)	(0.74)	$28.09	6.31%	1.20%	1.20%	0.66%	0.66%	41%	$50,489
2017	$21.67	0.17	5.50	5.67	(0.21)	—	(0.21)	$27.13	26.34%	1.25%	1.25%	0.70%	0.70%	18%	$51,396
C Class
2021	$32.37	(0.22)	13.84	13.62	—	—	—	$45.99	42.08%	1.79%	1.79%	(0.54)%	(0.54)%	18%	$14,427
2020	$29.56	(0.02)	3.03	3.01	—	(0.20)	(0.20)	$32.37	10.22%	1.79%	1.83%	(0.12)%	(0.16)%	36%	$10,178
2019	$27.48	0.04	3.71	3.75	—	(1.67)	(1.67)	$29.56	14.98%	1.80%	1.84%	0.14%	0.10%	33%	$10,149
2018	$26.63	(0.03)	1.49	1.46	—	(0.61)	(0.61)	$27.48	5.51%	1.95%	1.95%	(0.09)%	(0.09)%	41%	$11,277
2017	$21.27	(0.01)	5.41	5.40	(0.04)	—	(0.04)	$26.63	25.40%	2.00%	2.00%	(0.05)%	(0.05)%	18%	$17,904

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$33.15	(0.02)	14.20	14.18	—	—	—	$47.33	42.78%	1.29%	1.29%	(0.04)%	(0.04)%	18%	$18,044
2020	$30.12	0.12	3.11	3.23	—	(0.20)	(0.20)	$33.15	10.77%	1.29%	1.33%	0.38%	0.34%	36%	$9,014
2019	$27.93	0.18	3.77	3.95	(0.09)	(1.67)	(1.76)	$30.12	15.56%	1.30%	1.34%	0.64%	0.60%	33%	$4,466
2018	$26.98	0.11	1.51	1.62	(0.06)	(0.61)	(0.67)	$27.93	6.04%	1.45%	1.45%	0.41%	0.41%	41%	$3,223
2017	$21.55	0.11	5.47	5.58	(0.15)	—	(0.15)	$26.98	26.03%	1.50%	1.50%	0.45%	0.45%	18%	$3,910
R5 Class
2021	$33.77	0.27	14.45	14.72	(0.23)	—	(0.23)	$48.26	43.78%	0.59%	0.59%	0.66%	0.66%	18%	$5,819
2020	$30.52	0.34	3.17	3.51	(0.06)	(0.20)	(0.26)	$33.77	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$3,195
2019	$28.29	0.38	3.80	4.18	(0.28)	(1.67)	(1.95)	$30.52	16.36%	0.60%	0.64%	1.34%	1.30%	33%	$1,314
2018	$27.30	0.32	1.52	1.84	(0.24)	(0.61)	(0.85)	$28.29	6.82%	0.75%	0.75%	1.11%	1.11%	41%	$1,344
2017(3)	$23.89	0.15	3.26	3.41	—	—	—	$27.30	14.27%	0.80%(4)	0.80%(4)	1.07%(4)	1.07%(4)	18%(5)	$6
R6 Class
2021	$33.84	0.32	14.50	14.82	(0.29)	—	(0.29)	$48.37	44.03%	0.44%	0.44%	0.81%	0.81%	18%	$46,681
2020	$30.56	0.39	3.17	3.56	(0.08)	(0.20)	(0.28)	$33.84	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$5,150
2019(6)	$28.05	0.21	2.30	2.51	—	—	—	$30.56	8.95%	0.44%(4)	0.49%(4)	1.18%(4)	1.13%(4)	33%(7)	$3,979
G Class
2021	$33.97	0.53	14.49	15.02	(0.45)	—	(0.45)	$48.54	44.61%	0.00%(8)	0.44%	1.25%	0.81%	18%	$2,360,362
2020	$30.64	0.54	3.18	3.72	(0.19)	(0.20)	(0.39)	$33.97	12.21%	0.00%(8)	0.48%	1.67%	1.19%	36%	$1,800,919
2019(6)	$28.05	0.37	2.22	2.59	—	—	—	$30.64	9.23%	0.00%(4)(8)	0.49%(4)	2.04%(4)	1.55%(4)	33%(7)	$497,635

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)April 1, 2019 (commencement of sale) through October 31, 2019.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.
(8)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Sustainable Equity Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
35

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2021.

For corporate taxpayers, the fund hereby designates $28,631,060, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2021 as qualified for the corporate dividends received deduction.

39

Notes
40

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American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 2112

Annual Report

October 31, 2021

Ultra® Fund
Investor Class (TWCUX)
I Class (TWUIX)
Y Class (AULYX)
A Class (TWUAX)
C Class (TWCCX)
R Class (AULRX)
R5 Class (AULGX)
R6 Class (AULDX)
G Class (AULNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.
Economic, Earnings Gains Fueled Rally Among Risk-On Assets

Stocks and other risk-on assets rallied for the 12-month period, despite lingering pandemic-related challenges. Upbeat data on U.S. manufacturing, employment and housing, along with central bank and federal government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. Outside the U.S., most economies recovered, but generally at a slower pace. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.2% in October 2021, the largest 12-month increase in nearly 31 years.
Late in the period, the Federal Reserve (Fed) confirmed it would start tapering its bond buying in November. Yet despite inflation’s surge, the Fed left short-term interest rates unchanged. Central banks in Europe and the U.K. maintained their supportive interest rate and bond-buying programs as inflation ticked higher.

Overall, stocks delivered stellar performance for the 12-month period, highlighted by the S&P 500 Index’s gain of nearly 43%. Assets offering inflation-fighting potential, including real estate investment trusts, fared even better. Meanwhile, global bonds retreated as interest rates rose. However, emerging markets bonds largely advanced, benefiting from risk-on sentiment.
Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	44.70%	27.39%	19.87%	—	11/2/81
Russell 1000 Growth Index	—	43.21%	25.47%	19.41%	—	—
S&P 500 Index	—	42.91%	18.91%	16.20%	—	—
I Class	TWUIX	45.00%	27.65%	20.11%	—	11/14/96
Y Class	AULYX	45.21%	—	—	27.72%	4/10/17
A Class	TWUAX					10/2/96
No sales charge		44.35%	27.08%	19.57%	—
With sales charge		36.06%	25.58%	18.86%	—
C Class	TWCCX	43.28%	26.12%	18.68%	—	10/29/01
R Class	AULRX	44.00%	26.75%	19.27%	—	8/29/03
R5 Class	AULGX	45.00%	—	—	27.53%	4/10/17
R6 Class	AULDX	45.22%	27.84%	—	20.82%	7/26/13
G Class	AULNX	46.08%	—	—	38.37%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2021
Investor Class — $61,320

Russell 1000 Growth Index — $59,008

S&P 500 Index — $44,939

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.77%	0.62%	1.22%	1.97%	1.47%	0.77%	0.62%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

Ultra returned 44.70%* for the 12 months ended October 31, 2021, outpacing the 43.21% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted strong returns during the reporting period, supported by federal government stimulus and low interest rates. The rollout of COVID-19 vaccines allowed the economy to reopen, and despite concerns about the delta variant, inflationary pressures and supply chain constraints, several market indices ended the 12-month period at record highs. Within the Russell 1000 Growth Index, all sectors posted double-digit gains, led by energy, which surged on demand and limited supply as the economy began to reopen. Materials was the weakest sector.

Stock selection in the consumer discretionary sector contributed most to outperformance relative to the benchmark. Stock decisions in the information technology sector detracted.

Consumer Discretionary Stocks Were Top Contributors

The automobiles industry led outperformance in the consumer discretionary sector. The leading contribution to relative performance came from electric car company Tesla, which benefited from solid fundamental reports and strong demand for its vehicles. Tesla continued to meet its production goals despite the supply chain constraints. The stock was added to the S&P 500 Index, which gave it a further boost. We view Tesla as an innovative, early stage technology company whose superior products offer advantages over competitors that should help ensure attractive growth well into the future.

Other top contributors included Alphabet. Google’s parent company reported revenue and earnings well above expectations on a strong rebound in advertising spending. Revenue from its YouTube business was especially strong. MSCI, a leading provider of global financial market indices and software, outperformed after posting better-than-expected revenue and earnings. The company enjoyed high recurring revenues and operating margins, and we think it is positioned for long-term growth thanks to its analytics business and role as a key provider of environmental, sustainability and governance data. Square, an early stage mobile payments company, reported better-than-expected earnings. The company benefited from optimism about continued growth trends in its Cash App business, while its merchant-based business showed signs of stabilizing after being negatively impacted by customer shutdowns stemming from COVID-19 restrictions.

We think EOG Resources, a leading U.S. oil and gas exploration and production firm, has created a durable competitive advantage through the use of technology to more efficiently develop production assets. EOG reported strong revenue and earnings growth as rising demand for oil pushed prices higher and led to a rally in the energy sector. Intuitive Surgical was another top contributor. The maker of robotic surgery systems posted revenue and earnings that beat expectations. The company reported strong growth in installations of its da Vinci system amid renewed growth in elective procedures as the pandemic eased.

Information Technology Holdings Detracted

Stock selection in the software industry hampered relative performance in the information technology sector. Underweighting Microsoft relative to the benchmark detracted. The software

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

giant reported better-than-expected revenue and earnings, aided by the strong performance of its Azure cloud segment. An overweight position in salesforce.com, a leader in enterprise digital transformation, detracted from performance compared with the benchmark. The company has grown organically and through acquisitions, having produced solid results. The stock performed well in absolute terms but rose less than the benchmark.

Elsewhere in information technology, our lack of exposure to NVIDIA detracted from performance compared with the benchmark. We don’t dispute that NVIDIA has a very strong position in certain chips and applications. But from our perspective, we see greater opportunity in the users of the company’s technology that have exceptionally large addressable markets, such as Alphabet, Tesla, Meta Platforms (formerly Facebook) and Amazon, among others.

In IT services, Mastercard and Visa detracted. The credit card companies’ stocks lagged on concerns that the delta variant of COVID-19 might lead to renewed lockdowns that would slow economic growth, impacting consumer spending and travel.

Not owning Moderna detracted from relative performance. The biotechnology company’s stock surged on excitement around its successful COVID-19 vaccine, booster shots and the potential for annual boosters beyond 2021. While we are impressed by the speed of development and effectiveness of Moderna’s messenger RNA drug development technology, the market seemed to be ascribing much long-term value to COVID-19 vaccine revenue, which is highly uncertain in relation to the pandemic.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding attractive, well-run companies as a result of the application of that philosophy and process. As of October 31, 2021, communication services and health care were the portfolio’s largest overweight allocations relative to the benchmark. Industrials and information technology were the largest underweight sectors.
6

Fund Characteristics

OCTOBER 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
IT Services	14.8%
Interactive Media and Services	12.4%
Technology Hardware, Storage and Peripherals	11.9%
Software	11.0%
Internet and Direct Marketing Retail	6.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period(1) 5/1/21 - 10/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,139.80	$5.07	0.94%
I Class	$1,000	$1,140.90	$3.99	0.74%
Y Class	$1,000	$1,141.70	$3.18	0.59%
A Class	$1,000	$1,138.40	$6.41	1.19%
C Class	$1,000	$1,134.00	$10.43	1.94%
R Class	$1,000	$1,136.90	$7.76	1.44%
R5 Class	$1,000	$1,140.80	$3.99	0.74%
R6 Class	$1,000	$1,141.80	$3.19	0.59%
G Class	$1,000	$1,145.10	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.47	$4.79	0.94%
I Class	$1,000	$1,021.48	$3.77	0.74%
Y Class	$1,000	$1,022.23	$3.01	0.59%
A Class	$1,000	$1,019.21	$6.06	1.19%
C Class	$1,000	$1,015.43	$9.86	1.94%
R Class	$1,000	$1,017.95	$7.32	1.44%
R5 Class	$1,000	$1,021.48	$3.77	0.74%
R6 Class	$1,000	$1,022.23	$3.01	0.59%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

OCTOBER 31, 2021

	Shares	Value
COMMON STOCKS — 99.8%
Automobiles — 5.5%
Tesla, Inc.(1)	1,087,000	$1,210,918,000
Banks — 1.1%
JPMorgan Chase & Co.	1,032,435	175,400,382
U.S. Bancorp	998,000	60,249,260
		235,649,642
Beverages — 0.9%
Constellation Brands, Inc., Class A	936,673	203,080,073
Biotechnology — 2.3%
Biogen, Inc.(1)	488,000	130,139,840
Regeneron Pharmaceuticals, Inc.(1)	599,000	383,324,060
		513,463,900
Capital Markets — 1.6%
MSCI, Inc.	537,000	357,040,560
Chemicals — 0.2%
Ecolab, Inc.	239,000	53,110,580
Commercial Services and Supplies — 0.5%
Copart, Inc.(1)	682,000	105,907,780
Electrical Equipment — 1.1%
Acuity Brands, Inc.	710,000	145,855,300
Rockwell Automation, Inc.	275,000	87,835,000
		233,690,300
Electronic Equipment, Instruments and Components — 0.6%
Cognex Corp.	657,000	57,546,630
Keyence Corp.	127,900	77,202,323
		134,748,953
Entertainment — 2.9%
Netflix, Inc.(1)	560,000	386,573,600
Roku, Inc.(1)	310,000	94,519,000
Walt Disney Co. (The)(1)	959,000	162,138,130
		643,230,730
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	802,820	394,618,143
Health Care Equipment and Supplies — 6.1%
ABIOMED, Inc.(1)	90,000	29,883,600
DexCom, Inc.(1)	217,000	135,236,570
Edwards Lifesciences Corp.(1)	2,108,000	252,580,560
IDEXX Laboratories, Inc.(1)	313,000	208,501,820
Insulet Corp.(1)	183,000	56,733,660
Intuitive Surgical, Inc.(1)	1,826,430	659,578,666
		1,342,514,876
Health Care Providers and Services — 2.9%
Guardant Health, Inc.(1)	287,000	33,518,730
UnitedHealth Group, Inc.	1,336,000	615,187,920
		648,706,650
Hotels, Restaurants and Leisure — 2.7%
Chipotle Mexican Grill, Inc.(1)	205,000	364,701,150
10

	Shares	Value
Starbucks Corp.	1,190,000	$126,223,300
Wingstop, Inc.	676,000	116,589,720
		607,514,170
Household Products — 0.4%
Colgate-Palmolive Co.	1,252,000	95,389,880
Interactive Media and Services — 12.4%
Alphabet, Inc., Class A(1)	288,955	855,572,639
Alphabet, Inc., Class C(1)	343,000	1,017,135,630
Meta Platforms, Inc., Class A(1)	2,676,000	865,873,320
		2,738,581,589
Internet and Direct Marketing Retail — 6.6%
Amazon.com, Inc.(1)	436,294	1,471,370,974
IT Services — 14.8%
Adyen NV(1)	122,000	368,111,716
Mastercard, Inc., Class A	2,308,875	774,673,740
Okta, Inc.(1)	446,000	110,242,280
PayPal Holdings, Inc.(1)	2,528,716	588,154,054
Shopify, Inc., Class A(1)	220,453	323,345,029
Square, Inc., Class A(1)	1,415,000	360,117,500
Visa, Inc., Class A	3,519,000	745,218,630
		3,269,862,949
Machinery — 1.5%
Donaldson Co., Inc.	704,557	42,280,466
Nordson Corp.	322,200	81,906,462
Westinghouse Air Brake Technologies Corp.	1,365,607	123,901,523
Yaskawa Electric Corp.	1,951,800	84,536,475
		332,624,926
Oil, Gas and Consumable Fuels — 0.6%
EOG Resources, Inc.	1,513,000	139,891,980
Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	961,000	311,681,130
Road and Rail — 0.8%
J.B. Hunt Transport Services, Inc.	879,000	173,330,010
Semiconductors and Semiconductor Equipment — 4.8%
Analog Devices, Inc.	1,258,000	218,250,420
Applied Materials, Inc.	2,816,000	384,806,400
Xilinx, Inc.	2,595,000	467,100,000
		1,070,156,820
Software — 11.0%
DocuSign, Inc.(1)	1,465,000	407,694,850
Microsoft Corp.	4,520,765	1,499,176,089
Paycom Software, Inc.(1)	312,000	170,929,200
salesforce.com, Inc.(1)	716,000	214,578,040
Zscaler, Inc.(1)	491,000	156,560,260
		2,448,938,439
Technology Hardware, Storage and Peripherals — 11.9%
Apple, Inc.	17,597,356	2,636,083,929
Textiles, Apparel and Luxury Goods — 3.4%
lululemon athletica, Inc.(1)	803,000	374,206,030
NIKE, Inc., Class B	2,302,000	385,101,580
		759,307,610
TOTAL COMMON STOCKS (Cost $4,981,639,012)		22,131,414,593
11

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $7,271,973), in a joint trading account at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $7,120,732)		$7,120,726
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $24,210,776), at 0.01%, dated 10/29/21, due 11/1/21 (Delivery value $23,736,020)		23,736,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	949,206	949,206
TOTAL TEMPORARY CASH INVESTMENTS (Cost $31,805,932)		31,805,932
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $5,013,444,944)		22,163,220,525
OTHER ASSETS AND LIABILITIES — 0.1%		13,534,450
TOTAL NET ASSETS — 100.0%		$22,176,754,975

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	13,679,250	USD	15,904,043	Credit Suisse AG	12/31/21	$(65,610)
EUR	6,780,150	USD	7,880,039	Credit Suisse AG	12/31/21	(29,685)
EUR	6,542,250	USD	7,571,156	Credit Suisse AG	12/31/21	3,747
USD	249,188,519	EUR	211,968,900	Credit Suisse AG	12/31/21	3,761,660
USD	7,820,739	EUR	6,740,500	Credit Suisse AG	12/31/21	16,294
USD	10,170,142	EUR	8,762,650	Credit Suisse AG	12/31/21	24,363
USD	9,460,169	EUR	8,128,250	Credit Suisse AG	12/31/21	48,926
JPY	477,496,950	USD	4,284,098	Bank of America N.A.	12/30/21	(91,370)
JPY	399,317,100	USD	3,568,237	Bank of America N.A.	12/30/21	(61,978)
JPY	397,460,350	USD	3,501,916	Bank of America N.A.	12/30/21	(11,961)
USD	68,375,701	JPY	7,489,122,200	Bank of America N.A.	12/30/21	2,616,435
						$6,210,821

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

OCTOBER 31, 2021
Assets
Investment securities, at value (cost of $5,013,444,944)	$22,163,220,525
Receivable for investments sold	20,471,873
Receivable for capital shares sold	4,342,710
Unrealized appreciation on forward foreign currency exchange contracts	6,471,425
Dividends and interest receivable	3,836,623
Securities lending receivable	1,501
22,198,344,657

Liabilities
Payable for capital shares redeemed	4,653,818
Unrealized depreciation on forward foreign currency exchange contracts	260,604
Accrued management fees	16,578,277
Distribution and service fees payable	96,983
21,589,682

Net Assets	$22,176,754,975

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,716,502,184
Distributable earnings	18,460,252,791
$22,176,754,975

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,198,764,603	216,325,905	$93.37
I Class, $0.01 Par Value	$841,255,360	8,609,026	$97.72
Y Class, $0.01 Par Value	$3,098,742	31,504	$98.36
A Class, $0.01 Par Value	$256,161,414	2,911,422	$87.98*
C Class, $0.01 Par Value	$34,751,066	491,246	$70.74
R Class, $0.01 Par Value	$41,560,901	491,154	$84.62
R5 Class, $0.01 Par Value	$370,605	3,790	$97.78
R6 Class, $0.01 Par Value	$800,781,925	8,150,857	$98.25
G Class, $0.01 Par Value	$10,359	104	$99.61
*Maximum offering price $93.35 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $91,632)	$94,292,394
Interest	11,724
Securities lending, net	2,681
94,306,799

Expenses:
Management fees	181,782,838
Distribution and service fees:
A Class	526,308
C Class	301,442
R Class	175,586
Directors' fees and expenses	497,373
Other expenses	2,010
183,285,557
Fees waived(1)	(235,683)
183,049,874

Net investment income (loss)	(88,743,075)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,435,979,502
Forward foreign currency exchange contract transactions	7,192,579
Foreign currency translation transactions	54,747
1,443,226,828

Change in net unrealized appreciation (depreciation) on:
Investments	5,638,549,516
Forward foreign currency exchange contracts	5,990,909
Translation of assets and liabilities in foreign currencies	(20,190)
5,644,520,235

Net realized and unrealized gain (loss)	7,087,747,063

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,999,003,988
(1)Amount consists of $214,945, $8,885, $32, $2,678, $367, $438, $4, $8,280 and $54 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class R6 Class and G Class, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2021 AND OCTOBER 31, 2020
Increase (Decrease) in Net Assets	October 31, 2021	October 31, 2020
Operations
Net investment income (loss)	$(88,743,075)	$(48,823,135)
Net realized gain (loss)	1,443,226,828	523,675,440
Change in net unrealized appreciation (depreciation)	5,644,520,235	3,983,065,119
Net increase (decrease) in net assets resulting from operations	6,999,003,988	4,457,917,424

Distributions to Shareholders
From earnings:
Investor Class	(467,326,500)	(497,939,761)
I Class	(17,883,963)	(15,792,365)
Y Class	(63,933)	(53,531)
A Class	(5,531,503)	(5,351,781)
C Class	(1,020,550)	(935,790)
R Class	(950,777)	(850,029)
R5 Class	(8,037)	(4,210)
R6 Class	(16,143,769)	(16,454,953)
G Class	(216)	(217)
Decrease in net assets from distributions	(508,929,248)	(537,382,637)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(280,882,692)	(240,034,647)

Net increase (decrease) in net assets	6,209,192,048	3,680,500,140

Net Assets
Beginning of period	15,967,562,927	12,287,062,787
End of period	$22,176,754,975	$15,967,562,927

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2021

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective August 1, 2021, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.938% for Investor Class, A Class, C Class and R Class, 0.738% for I Class and R5 Class, and 0.588% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.
18

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2021 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.95%	0.95%
I Class	0.600% to 0.790%	0.75%	0.75%
Y Class	0.450% to 0.640%	0.60%	0.60%
A Class	0.800% to 0.990%	0.95%	0.95%
C Class	0.800% to 0.990%	0.95%	0.95%
R Class	0.800% to 0.990%	0.95%	0.95%
R5 Class	0.600% to 0.790%	0.75%	0.75%
R6 Class	0.450% to 0.640%	0.60%	0.60%
G Class	0.450% to 0.640%	0.60%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2021 were $1,487,255,142 and $2,394,469,317, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2021		Year ended October 31, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	7,547,892	$605,584,773	10,005,335	$565,084,480
Issued in reinvestment of distributions	5,974,884	441,487,528	9,306,297	478,901,904
Redeemed	(17,884,083)	(1,445,704,546)	(23,598,620)	(1,325,972,063)
	(4,361,307)	(398,632,245)	(4,286,988)	(281,985,679)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	2,267,799	193,001,088	3,516,331	210,134,766
Issued in reinvestment of distributions	199,466	15,400,784	257,034	13,774,479
Redeemed	(2,356,115)	(195,101,975)	(2,262,344)	(130,239,567)
	111,150	13,299,897	1,511,021	93,669,678
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	7,722	620,293	7,598	435,257
Issued in reinvestment of distributions	519	40,282	534	28,722
Redeemed	(1,275)	(107,897)	(7,612)	(457,476)
	6,966	552,678	520	6,503
A Class/Shares Authorized	60,000,000		60,000,000
Sold	776,974	59,920,322	873,790	47,417,147
Issued in reinvestment of distributions	74,944	5,231,113	103,252	5,038,693
Redeemed	(610,136)	(45,317,012)	(747,854)	(39,456,212)
	241,782	19,834,423	229,188	12,999,628
C Class/Shares Authorized	30,000,000		30,000,000
Sold	121,827	7,492,607	194,165	8,625,235
Issued in reinvestment of distributions	15,854	895,771	20,036	802,646
Redeemed	(121,137)	(7,314,579)	(160,091)	(7,166,955)
	16,544	1,073,799	54,110	2,260,926
R Class/Shares Authorized	30,000,000		30,000,000
Sold	209,513	15,189,667	246,296	13,528,987
Issued in reinvestment of distributions	14,033	944,041	17,503	826,153
Redeemed	(173,293)	(12,606,839)	(195,157)	(10,614,721)
	50,253	3,526,869	68,642	3,740,419
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	576	47,459	1,897	120,588
Issued in reinvestment of distributions	38	2,899	45	2,404
Redeemed	(545)	(43,991)	(28)	(1,589)
	69	6,367	1,914	121,403
R6 Class/Shares Authorized	110,000,000		110,000,000
Sold	3,631,693	313,904,796	2,682,757	161,316,501
Issued in reinvestment of distributions	205,433	15,925,151	304,162	16,339,604
Redeemed	(3,016,020)	(250,374,643)	(4,473,539)	(248,503,847)
	821,106	79,455,304	(1,486,620)	(70,847,742)
G Class/Shares Authorized	80,000,000		80,000,000
Issued in reinvestment of distributions	2	216	4	217
Net increase (decrease)	(3,113,435)	$(280,882,692)	(3,908,209)	$(240,034,647)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$21,601,564,079	$529,850,514	—
Temporary Cash Investments	949,206	30,856,726	—
	$21,602,513,285	$560,707,240	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,471,425	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$260,604	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $245,965,800.
21

The value of foreign currency risk derivative instruments as of October 31, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $6,471,425 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $260,604 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $7,192,579 in net realized gain (loss) on forward foreign currency exchange contract transactions and $5,990,909 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
9. Federal Tax Information

On December 7, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 6, 2021 of $5.9406 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$508,929,248	$537,382,637

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,022,224,596
Gross tax appreciation of investments	$17,167,883,533
Gross tax depreciation of investments	(26,887,604)
Net tax appreciation (depreciation) of investments	17,140,995,929
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(18,832)
Net tax appreciation (depreciation)	$17,140,977,097
Undistributed ordinary income	—
Accumulated long-term gains	$1,405,938,756
Late-year ordinary loss deferral	$(86,663,062)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$66.38	(0.38)	29.49	29.11	—	(2.12)	(2.12)	$93.37	44.70%	0.95%	0.95%	(0.47)%	(0.47)%	8%	$20,198,765
2020	$50.27	(0.21)	18.55	18.34	—	(2.23)	(2.23)	$66.38	37.77%	0.97%	0.97%	(0.36)%	(0.36)%	6%	$14,648,925
2019	$47.74	(0.06)	5.92	5.86	—	(3.33)	(3.33)	$50.27	13.83%	0.97%	0.97%	(0.13)%	(0.13)%	13%	$11,308,500
2018	$44.59	(0.06)	5.82	5.76	(0.07)	(2.54)	(2.61)	$47.74	13.44%	0.97%	0.97%	(0.12)%	(0.12)%	17%	$10,524,969
2017	$35.83	0.07	10.39	10.46	(0.10)	(1.60)	(1.70)	$44.59	30.42%	0.98%	0.98%	0.17%	0.17%	16%	$9,593,102
I Class
2021	$69.25	(0.23)	30.82	30.59	—	(2.12)	(2.12)	$97.72	45.00%	0.75%	0.75%	(0.27)%	(0.27)%	8%	$841,255
2020	$52.25	(0.10)	19.33	19.23	—	(2.23)	(2.23)	$69.25	38.05%	0.77%	0.77%	(0.16)%	(0.16)%	6%	$588,451
2019	$49.39	0.03	6.16	6.19	—	(3.33)	(3.33)	$52.25	14.05%	0.77%	0.77%	0.07%	0.07%	13%	$365,036
2018	$46.04	0.03	6.02	6.05	(0.16)	(2.54)	(2.70)	$49.39	13.68%	0.77%	0.77%	0.08%	0.08%	17%	$402,938
2017	$36.95	0.14	10.73	10.87	(0.18)	(1.60)	(1.78)	$46.04	30.66%	0.78%	0.78%	0.37%	0.37%	16%	$322,059

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$69.59	(0.11)	31.00	30.89	—	(2.12)	(2.12)	$98.36	45.21%	0.60%	0.60%	(0.12)%	(0.12)%	8%	$3,099
2020	$52.42	(0.01)	19.41	19.40	—	(2.23)	(2.23)	$69.59	38.26%	0.62%	0.62%	(0.01)%	(0.01)%	6%	$1,708
2019	$49.47	0.10	6.18	6.28	—	(3.33)	(3.33)	$52.42	14.22%	0.62%	0.62%	0.22%	0.22%	13%	$1,259
2018	$46.07	0.11	6.02	6.13	(0.19)	(2.54)	(2.73)	$49.47	13.85%	0.62%	0.62%	0.23%	0.23%	17%	$944
2017(3)	$39.40	0.10	6.57	6.67	—	—	—	$46.07	16.93%	0.63%(4)	0.63%(4)	0.43%(4)	0.43%(4)	16%(5)	$6
A Class
2021	$62.81	(0.56)	27.85	27.29	—	(2.12)	(2.12)	$87.98	44.35%	1.20%	1.20%	(0.72)%	(0.72)%	8%	$256,161
2020	$47.79	(0.34)	17.59	17.25	—	(2.23)	(2.23)	$62.81	37.43%	1.22%	1.22%	(0.61)%	(0.61)%	6%	$167,682
2019	$45.67	(0.17)	5.62	5.45	—	(3.33)	(3.33)	$47.79	13.54%	1.22%	1.22%	(0.38)%	(0.38)%	13%	$116,630
2018	$42.80	(0.17)	5.58	5.41	—	(2.54)	(2.54)	$45.67	13.15%	1.22%	1.22%	(0.37)%	(0.37)%	17%	$102,806
2017	$34.45	(0.04)	10.00	9.96	(0.01)	(1.60)	(1.61)	$42.80	30.10%	1.23%	1.23%	(0.08)%	(0.08)%	16%	$83,130
C Class
2021	$51.23	(0.91)	22.54	21.63	—	(2.12)	(2.12)	$70.74	43.28%	1.95%	1.95%	(1.47)%	(1.47)%	8%	$34,751
2020	$39.65	(0.62)	14.43	13.81	—	(2.23)	(2.23)	$51.23	36.39%	1.97%	1.97%	(1.36)%	(1.36)%	6%	$24,320
2019	$38.77	(0.43)	4.64	4.21	—	(3.33)	(3.33)	$39.65	12.69%	1.97%	1.97%	(1.13)%	(1.13)%	13%	$16,676
2018	$36.96	(0.45)	4.80	4.35	—	(2.54)	(2.54)	$38.77	12.32%	1.97%	1.97%	(1.12)%	(1.12)%	17%	$10,700
2017	$30.17	(0.28)	8.67	8.39	—	(1.60)	(1.60)	$36.96	29.12%	1.98%	1.98%	(0.83)%	(0.83)%	16%	$5,359

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$60.62	(0.72)	26.84	26.12	—	(2.12)	(2.12)	$84.62	44.00%	1.45%	1.45%	(0.97)%	(0.97)%	8%	$41,561
2020	$46.31	(0.46)	17.00	16.54	—	(2.23)	(2.23)	$60.62	37.08%	1.47%	1.47%	(0.86)%	(0.86)%	6%	$26,729
2019	$44.47	(0.28)	5.45	5.17	—	(3.33)	(3.33)	$46.31	13.26%	1.47%	1.47%	(0.63)%	(0.63)%	13%	$17,240
2018	$41.84	(0.28)	5.45	5.17	—	(2.54)	(2.54)	$44.47	12.87%	1.47%	1.47%	(0.62)%	(0.62)%	17%	$15,137
2017	$33.79	(0.12)	9.77	9.65	—	(1.60)	(1.60)	$41.84	29.75%	1.48%	1.48%	(0.33)%	(0.33)%	16%	$11,345
R5 Class
2021	$69.29	(0.23)	30.84	30.61	—	(2.12)	(2.12)	$97.78	45.00%	0.75%	0.75%	(0.27)%	(0.27)%	8%	$371
2020	$52.28	(0.12)	19.36	19.24	—	(2.23)	(2.23)	$69.29	38.05%	0.77%	0.77%	(0.16)%	(0.16)%	6%	$258
2019	$49.42	0.01	6.18	6.19	—	(3.33)	(3.33)	$52.28	14.04%	0.77%	0.77%	0.07%	0.07%	13%	$94
2018	$46.04	0.04	6.02	6.06	(0.14)	(2.54)	(2.68)	$49.42	13.69%	0.77%	0.77%	0.08%	0.08%	17%	$7
2017(3)	$39.41	0.07	6.56	6.63	—	—	—	$46.04	16.82%	0.78%(4)	0.78%(4)	0.28%(4)	0.28%(4)	16%(5)	$6
R6 Class
2021	$69.51	(0.11)	30.97	30.86	—	(2.12)	(2.12)	$98.25	45.22%	0.60%	0.60%	(0.12)%	(0.12)%	8%	$800,782
2020	$52.36	—(6)	19.38	19.38	—	(2.23)	(2.23)	$69.51	38.26%	0.62%	0.62%	(0.01)%	(0.01)%	6%	$509,484
2019	$49.42	0.10	6.17	6.27	—	(3.33)	(3.33)	$52.36	14.22%	0.62%	0.62%	0.22%	0.22%	13%	$461,623
2018	$46.07	0.10	6.02	6.12	(0.23)	(2.54)	(2.77)	$49.42	13.85%	0.62%	0.62%	0.23%	0.23%	17%	$369,109
2017	$36.97	0.18	10.75	10.93	(0.23)	(1.60)	(1.83)	$46.07	30.86%	0.63%	0.63%	0.52%	0.52%	16%	$233,309

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$70.04	0.42	31.27	31.69	—	(2.12)	(2.12)	$99.61	46.08%	0.00%(7)	0.60%	0.48%	(0.12)%	8%	$10
2020	$52.44	0.37	19.46	19.83	—	(2.23)	(2.23)	$70.04	39.09%	0.01%	0.62%	0.60%	(0.01)%	6%	$7
2019(8)	$51.28	0.10	1.06	1.16	—	—	—	$52.44	2.26%	0.00%(4)(7)	0.62%(4)	0.78%(4)	0.16%(4)	13%(9)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)Per-share amount was less than $0.005.
(7)Ratio was less than 0.005%.
(8)August 1, 2019 (commencement of sale) through October 31, 2019.
(9)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra® Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Ultra® Fund of the American Century Mutual Funds, Inc. as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	107	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	145	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal and formed a subcommittee to evaluate the Fund’s competitive market. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.032% (e.g., the Investor Class unified fee will be reduced from 0.97% to 0.938%), for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $508,929,248, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2021.
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 2112

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $199,255
FY 2021: $162,200

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph

(c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $0
FY 2021: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 29, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2021